As filed with the Securities and Exchange Commission on February 28, 2014

Securities Act File No. 33-46973

Investment Company Act File No. 811-6625

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 87	☑

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 88	☑

THE PAYDEN & RYGEL INVESTMENT GROUP

(formerly P & R Investment Trust)

(Exact Name of Registrant as Specified in Charter)

333 South Grand Avenue, 32nd Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

(213) 625-1900

(Registrant’s Telephone Number, Including Area Code)

Edward S. Garlock, Esq.

333 South Grand Avenue, 32nd Floor

Los Angeles, California 90071

(213) 625-1900

(Name and Address of Agent for Service)

Copy to:

Arthur L. Zwickel, Esq.

Paul Hastings LLP

515 S. Flower St., Los Angeles, California 90071

Approximate Date of Proposed Public Offering:

As soon as practicable following effective date.

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2), of Rule 485.
☐	This post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

Title of Securities being registered: Shares of Beneficial Interest

PROSPECTUS

FEBRUARY 28, 2014

»  MONEY MARKET FUND

Payden Cash Reserves Money Market Fund (Investor Class — Ticker Symbol PBHXX)

»  U.S. BOND FUNDS

Payden Limited Maturity Fund (Investor Class — Ticker Symbol PYLMX)

Payden Low Duration Fund (Investor Class — Ticker Symbol PYSBX)

Payden U.S. Government Fund (Investor Class — Ticker Symbol PYUSX)

Payden GNMA Fund (Investor Class — Ticker Symbol PYGNX)

Payden Core Bond Fund (Investor Class — Ticker Symbol PYCBX)

Payden Corporate Bond Fund (Investor Class — Ticker Symbol PYACX)

Payden High Income Fund (Investor Class — Ticker Symbol PYHRX)

»  U.S. LOAN FUND

Payden Floating Rate Fund (Investor Class — Ticker Symbol PYFRX)

» TAX EXEMPT BOND FUNDS

Payden Tax Exempt Bond Fund (Investor Class — Ticker Symbol PYTEX)

Payden California Municipal Income Fund (Investor Class — Ticker Symbol PYCRX)

»  GLOBAL BOND FUNDS

Payden Global Low Duration Fund (Investor Class — Ticker Symbol PYGSX)

Payden Global Fixed Income Fund (Investor Class — Ticker Symbol PYGFX)

Payden Emerging Markets Bond Fund (Investor Class — Ticker Symbol PYEMX)

Payden Emerging Markets Local Bond Fund (Investor Class — Ticker Symbol PYELX)

Payden Emerging Markets Corporate Bond Fund (Investor Class — Ticker Symbol PYCEX)

»  U.S. EQUITY FUND

Payden Equity Income Fund (Investor Class — Ticker Symbol PYVLX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

4	FUND SUMMARIES – MONEY MARKET FUND	Payden Mutual Funds

PAYDEN CASH RESERVES MONEY MARKET FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide investors with liquidity, a stable share price, and as high a level of current income as is consistent with preservation of principal and liquidity.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.37%
Fee Waiver or Expense Reimbursement[1]	0.12%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.25%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.25%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$26	$107	$196	$456

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests only in high quality government, bank, corporate, mortgage-backed and asset-backed debt securities of U.S. and foreign issuers payable in U.S. dollars. A “high quality” debt security is a debt security that is rated in the highest category for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security), or such debt securities that Payden determines to be of comparable quality.

ª

The Fund invests at least 80% of its total assets in government debt securities of U.S. and foreign issuers. It may invest up to 20% of its total assets in bank, corporate, mortgage-backed and asset-backed debt securities of U.S. and foreign issuers.

ª

The dollar-weighted average maturity for all securities contained in the Fund is required to be 60 days or less. In addition, the Fund will limit its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) to 120 days.

ª	The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

PRINCIPAL INVESTMENT RISKS:

ª	Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund.
ª	The primary risks of the debt securities in which the Fund invests are interest rate risk and credit risk.
ª

Interest Rates. Interest rate risk is the risk that the value of the Fund’s debt securities will fluctuate with changes in interest rates. For example, a decline in short-term interest rates would lower the Fund’s yield and the return on your investment.

ª

Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for bank, corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

Prospectus	FUND SUMMARIES – MONEY MARKET FUND	5

PAYDEN CASH RESERVES MONEY MARKET FUND (continued)

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª	Low Yields. Recently, money market funds have experienced historically low yields on securities they can hold. Therefore, it is possible that the Fund may not be able to maintain a positive yield.
ª	No Government Guarantee. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the Lipper Money Market Average and the Lipper Government Money Market Average.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 4thQ 2006 (1.29%), and the worst quarter was 1stQ 2010 (0.00%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Cash Reserves Money Market Fund	0.01%	0.09%	1.66%
Lipper Money Market Average	0.02%	0.05%	1.38%

Lipper Government Money Market Average	0.01%	0.03%	1.35%

Call 1-800-572-9336 between 8:00 a.m. and 5:00 p.m. (Pacific Time) for the Fund’s current 7-day yield.

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

6	FUND SUMMARIES – MONEY MARKET FUND	Payden Mutual Funds

PAYDEN CASH RESERVES MONEY MARKET FUND (continued)

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

U.S. BOND FUNDS

PAYDEN LIMITED MATURITY FUND

INVESTMENT OBJECTIVE:

The Fund seeks a total return that, over time, is greater than returns of money market funds and is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.55%
Fee Waiver or Expense Reimbursement[1]	0.20%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.35%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.35%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$36	$156	$287	$670

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its long-term holdings. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	7

PAYDEN LIMITED MATURITY FUND (continued)

organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 90% of its total assets in investment grade debt securities, but may invest up to 10% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª	The Fund invests in debt securities of any maturity, although under normal market conditions the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is two and one-half years.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index.

8	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN LIMITED MATURITY FUND (continued)

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (1.42%), and the worst quarter was 4thQ 2008 (–2.66%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Limited Maturity Fund

Before Taxes	0.48%	1.76%	1.67%

After Taxes on Distributions	0.22%	1.43%	0.91%

After Taxes on Distributions and Sale of Fund Shares	0.31%	1.24%	1.02%
Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index	0.07%	0.12%	1.67%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Syal has been with Payden since 1991. Eric Hovey, CFA, is a Senior Vice President and portfolio manager. Mr. Hovey has been with Payden since 2006.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	9

PAYDEN LIMITED MATURITY FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN LOW DURATION FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.55%
Fee Waiver or Expense Reimbursement[1]	0.08%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.47%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.47%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$48	$168	$299	$682

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 75% of its total assets in investment grade debt securities, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

10	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN LOW DURATION FUND (continued)

ª	The Fund invests in debt securities of any maturity, although under normal market conditions the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is four years.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch 1-3 Year Treasury Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	11

PAYDEN LOW DURATION FUND (continued)

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (2.44%), and the worst quarter was 2ndQ 2004 (–1.38%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Low Duration Fund (formerly Payden Short Bond Fund)

Before Taxes	0.46%	3.18%	2.96%

After Taxes on Distributions	–0.09%	2.30%	1.88%

After Taxes on Distributions and Sale of Fund Shares	0.30%	2.14%	1.90%
Bank of America Merrill Lynch 1-3 Year Treasury Index	0.36%	1.09%	2.56%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Syal has been with Payden since 1991. Eric Hovey, CFA, is a Senior Vice President and portfolio manager. Mr. Hovey has been with Payden since 2006.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

12	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.58%
Fee Waiver or Expense Reimbursement[1]	0.13%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.45%

[1]

Payden has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.45%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$46	$173	$311	$713

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests 100% of its total assets in “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and obligations issued or guaranteed by the U.S. Government, or in Government National Mortgage Association (GNMA) mortgage-backed securities, which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government, or in Government-sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA)). In addition, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations.

ª

Except for mortgage-backed U.S. Government Obligations, the Fund invests in debt securities with a maximum maturity of ten years. Under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally less than five years. The Fund invests in mortgage-backed U.S. Government Obligations with a maximum effective duration of ten years. Duration is a mathematical concept which uses anticipated cash flows to measure the price volatility of a security and is calculated in terms of years. For example, when interest rates move up or down, the price of a security with a duration of four years will move roughly twice as much as a security with a duration of two years.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	13

PAYDEN U.S. GOVERNMENT FUND (continued)

response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

ª

U.S. Treasury and Agency Obligations. Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, currently, each of the FNMA and FHLMC benefits from the Senior Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

ª

Prepayment Risk. The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA mortgage-backed securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch 1-5 Year Treasury Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 1stQ 2008 (3.70%), and the worst quarter was 2ndQ 2004 (–1.96%).

14	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN U.S. GOVERNMENT FUND (continued)

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden U.S. Government Fund

Before Taxes	–0.97%	1.90%	3.04%

After Taxes on Distributions	–1.70%	1.01%	1.96%

After Taxes on Distributions and Sale of Fund Shares	–0.55%	1.23%	2.00%
Bank of America Merrill Lynch 1-5 Year Treasury Index	–0.19%	1.57%	3.09%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN GNMA FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	15

PAYDEN GNMA FUND (continued)

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.27%
Other Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.50%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.50%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (GNMA Securities), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and mortgage-backed securities issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates typically will not affect the prices of GNMA Securities as much as the prices of comparable debt securities because the markets tend to discount GNMA Security prices for prepayment risk when interest rates fall. Further, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

16	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN GNMA FUND (continued)

ª

Prepayment Risk. The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.

ª

U.S. Treasury and Agency Obligations. Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA Securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, currently, each of the FNMA and FHLMC benefits from the Senior Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch GNMA Master Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 4thQ 2008 (3.83%), and the worst quarter was 2ndQ 2013 (–2.95%).

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	17

PAYDEN GNMA FUND (continued)

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden GNMA Fund

Before Taxes	–3.24%	4.26%	4.67%

After Taxes on Distributions	–4.82%	2.49%	2.82%

After Taxes on Distributions and Sale of Fund Shares	–1.82%	2.66%	2.93%
Bank of America Merrill Lynch GNMA Master Index	–2.10%	3.98%	4.68%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN CORE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

18	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORE BOND FUND (continued)

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	0.56%

[1]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus and in the Fund’s financial statements, which reflect the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 511% of the average value of its long-term holdings. This turnover rate includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding those transactions, portfolio turnover rate for the Fund would have been 101%. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 75% of its total assets in investment grade debt securities, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	19

PAYDEN CORE BOND FUND (continued)

response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital Aggregate Bond Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (4.66%), and the worst quarter was 2ndQ 2013 (–3.02%).

20	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORE BOND FUND (continued)

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Core Bond Fund

Before Taxes	–1.45%	5.80%	4.28%

After Taxes on Distributions	–3.03%	4.31%	2.73%

After Taxes on Distributions and Sale of Fund Shares	–0.66%	3.97%	2.74%
Barclays Capital Aggregate Bond Index	–2.02%	4.44%	4.54%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Salvay has been with Payden since 1997. Brad Boyd, CFA, is a Senior Vice President and portfolio manager. Mr. Boyd has been with Payden since 2002.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN CORPORATE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	21

PAYDEN CORPORATE BOND FUND (continued)

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses	0.47%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.84%
Fee Waiver or Expense Reimbursement[1]	0.17%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.67%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.67%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees. The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus and in the Fund’s financial statements, which reflect the Fund’s operating expenses, but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses and taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$68	$251	$449	$1,021

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 273% of the average value of its long-term holdings. This turnover rate includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding those transactions, portfolio turnover rate for the Fund would have been 123%. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) U.S. and foreign mortgage-backed and asset-backed securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate bonds or similar corporate debt instruments. In addition, in order to gain exposure to corporate debt markets, the Fund may use derivatives to a significant extent, including in particular, credit default swaps with respect to individual corporate names and with respect to various credit indices.

ª

Under normal market conditions, the Fund invests at least 65% of its total assets in securities rated investment grade at the time of purchase, and may invest up to 35% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª	The Fund may invest up to 25% of its total assets in securities of issuers organized or headquartered in emerging market countries.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

22	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORPORATE BOND FUND (continued)

ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use credit default swaps. A principal risk of credit default swaps is the credit risk of the issuer, which is similar to a principal risk of owning a traditional bond.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	23

PAYDEN CORPORATE BOND FUND (continued)

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital U.S. Corporate Investment Grade Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 3rdQ 2010 (5.15%), and the worst quarter was 2ndQ 2013 (–3.78%).

Average Annual Returns through 12/31/13	1 Year	Inception (3/12/09)
Payden Corporate Bond Fund

Before Taxes	–0.39%	8.60%

After Taxes on Distributions	–2.22%	6.39%

After Taxes on Distributions and Sale of Fund Shares	0.05%	6.10%
Barclays Capital U.S. Corporate Investment Grade Index	–1.53%	9.70%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Salvay has been with Payden since 1997. James Wong, CFA, is a Principal and portfolio manager. Mr. Wong has been with Payden since 1995. Natalie Trevithick, CFA, is a Senior Vice President and portfolio manager. Ms. Trevithick has been with Payden since 2012.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

24	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORPORATE BOND FUND (continued)

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN HIGH INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.66%

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (4) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	25

PAYDEN HIGH INCOME FUND (continued)

ª

The Fund emphasizes investments in debt securities of (1) issuers with credit ratings at the mid to high quality end of the high yield bond spectrum, which Payden believes have stable to improving business prospects; (2) issuers Payden believes are in the growth stage of development and have reasonable prospects for improved operating results and improved credit ratings; and (3) issuers that have undergone leveraged buyouts or recapitalizations.

ª	The Fund may invest up to 30% of its total assets in securities of issuers organized or headquartered in emerging market countries.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund primarily invests in debt securities payable in U.S. dollars and may invest in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

26	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN HIGH INCOME FUND (continued)

those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (9.54%), and the worst quarter was 4thQ 2008 (–14.20%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden High Income Fund

Before Taxes	4.25%	12.95%	6.12%

After Taxes on Distributions	1.23%	9.95%	3.38%

After Taxes on Distributions and Sale of Fund Shares	3.10%	9.19%	3.72%
Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index	6.29%	16.44%	7.73%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Sabur Moini is a Principal and portfolio manager. Mr. Moini has been with Payden since 2000. Jordan Lopez is a Vice President and portfolio manager. Mr. Lopez has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	27

PAYDEN HIGH INCOME FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

U.S. LOAN FUND

PAYDEN FLOATING RATE FUND

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to seek a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Other Expenses[1]	0.75%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver or Expense Reimbursement[2]	0.55%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.75%

[1]	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.
[2]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.75%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years
$77	$358

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund began operations on November 11, 2013. For the period from November 11, 2013 through January 31, 2014, the Fund’s portfolio turnover rate was 0.4% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal circumstances, the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt instruments. Floating rate loans are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate plus a premium.

ª

The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers. The reason these loans are called “senior” is because loans are considered senior in a borrower’s capital structure in that no debt is ahead of the loans in terms of priority of payment. Where an instrument ranks in priority of payment is referred to as seniority. Based on this ranking, a corporate issuer in the event of a default will direct payments such that the senior most creditors are paid first, while the most junior equity holders are paid last. In a typical structure, senior secured and unsecured creditors will be first in right of payment,

28	FUND SUMMARIES – U.S. LOAN FUND	Payden Mutual Funds

PAYDEN FLOATING RATE FUND (continued)

followed by subordinate bond holders, junior bondholders, preferred shareholders and common shareholders. Loans are typically senior, secured debt instruments and rank highest in the capital structure of corporations. Thus, throughout this discussion, the floating rate loans in which the Fund invests are referred to as “Senior Loans.”

ª

The Fund invests in Senior Loans that are syndicated loans. These loans are structured by a syndicator, such as a bank or other lender, which also markets the loans to potential investors, such as the Fund. The Fund may invest in Senior Loans in one of three ways. First, much like an initial public offering of equity securities, the Fund could be one of the initial investors in the Senior Loan and thus would invest directly as a signatory to the original loan agreement. Second, the Fund could also invest directly in the Senior Loan by assignment from an original lender. Third, the Fund may invest indirectly in the Senior Loan through a loan participation agreement.

ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in Senior Loans and other debt instruments that are rated below investment grade (commonly called “junk bonds”). Investment grade debt instruments are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are instruments that Payden determines to be of comparable quality.

ª

Payden seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans. When selecting Senior Loans, Payden seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold if, in Payden’s opinion, the risk-return profile deteriorates or to pursue more attractive investment opportunities.

ª

The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans, other floating rate debt securities, fixed income debt obligations and money market instruments. Money market holdings with a remaining maturity of less than 60 days are deemed floating rate assets.

ª

To the extent the Fund invests in assets that are denominated in a currency other than the U.S. dollar, the Fund may engage in foreign currency exchange contracts and other currency strategies to convert such foreign currencies into U.S. dollars to hedge against fluctuations in currency exchange rates.

ª

To the extent the Fund invests in fixed rate Senior Loans, other fixed rate loans or other fixed rate debt instruments, the Fund may engage in interest rate swaps in which it pays a fixed rate of interest to a counterparty and receives a floating rate of interest from the counterparty to hedge against fluctuations in interest rates. In addition, the notional amount of the Fund’s investments in interest rate swaps will be the amount that is counted toward satisfaction of the Fund’s policy of investing 80% of its total assets in floating rate loans or other floating rate debt instruments.

ª

The Fund may invest up to 20% of its assets in fixed rate fixed income securities in which the Fund has not entered into any interest rate swaps. Such fixed rate fixed income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, asset-backed securities, mortgage-backed securities and U.S. Government debt securities.

ª	The Fund’s investments in any floating rate and fixed income securities may be of any maturity.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª

The Fund may invest up to 30% of its total assets in collateralized loan obligations (“CLOs”). CLOs are asset-backed securities that are formed to hold and manage diversified pools of Senior Loans. These asset-backed structures issue several debt tranches that typically include at least a AAA-rated tranche, a AA-rated tranche and a BBB-rated tranche and that have rights to the collateral and payment stream, in descending order. The proceeds from the debt tranches are used to purchase the corporate loans. CLOs are usually rated by two of the three major ratings agencies and impose a series of covenant tests on the respective collateral managers, including minimum rating and industry diversification. The Fund would potentially invest in these rated debt tranches issued by the CLOs.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Credit Risk. Debt instruments are also subject to credit risk. Credit risk is the risk that the issuer of a debt instrument will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt instrument’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt instruments involve lower credit risk than lower-rated debt instruments. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt instruments than for U.S. Government debt instruments.

ª

Senior Loans Risk. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. No active trading market may exist for certain Senior Loans, which may

Prospectus	FUND SUMMARIES – U.S. LOAN FUND	29

PAYDEN FLOATING RATE FUND (continued)

impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Also, because Payden relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management’s analytical abilities. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.

ª

Below Investment Grade Credit. Below investment grade instruments (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt instruments may fluctuate more than the market prices of investment grade debt instruments and may decline more significantly in periods of general economic difficulty.

ª

Interest Rates. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the repayment proceeds at lower yields.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risks of debt instruments, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities pose additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use interest rate swaps. A principal risk of interest rate swaps is the extent to which the Fund’s investment adviser has correctly forecast interest rates.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

30	FUND SUMMARIES – U.S. LOAN FUND	Payden Mutual Funds

PAYDEN FLOATING RATE FUND (continued)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Sabur Moini is a Principal and portfolio manager. Mr. Moini has been with Payden since 2000. Jordan Lopez is a Vice President and portfolio manager. Mr. Lopez has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

TAX EXEMPT BOND FUNDS

PAYDEN TAX EXEMPT BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks income that is exempt from Federal income tax and is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.32%
Other Expenses	0.28%
Total Annual Fund Operating Expenses[1]	0.60%
Fee Waiver or Expense Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.55%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 0.60%.

[2]

Payden has also contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.55%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Prospectus	FUND SUMMARIES – TAX EXEMPT BOND FUNDS	31

PAYDEN TAX EXEMPT BOND FUND (continued)

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$56	$187	$330	$745

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income exempt from Federal income tax. However, the Fund may invest up to 20% of its total assets in Municipal Securities that are exempt from Federal income tax, but are subject to the Federal alternative minimum tax.

ª

Under normal market conditions, the Fund invests at least 75% of its total assets in investment grade bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity. However, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally five to ten years.

ª	As a temporary measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal or state income tax.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Municipal Securities. Investing in the Municipal Securities market involves certain risks. The amount of public information available about Municipal Securities is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Payden’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for Municipal Securities also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

32	FUND SUMMARIES – TAX EXEMPT BOND FUNDS	Payden Mutual Funds

PAYDEN TAX EXEMPT BOND FUND (continued)

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª	Securities Subject to Federal Income Tax. As a temporary measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal income tax.
ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital Quality Intermediate Municipal Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (4.70%), and the worst quarter was 4thQ 2010 (–2.77%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Tax Exempt Bond Fund

Before Taxes	–1.02%	3.88%	3.20%

After Taxes on Distributions	–1.42%	3.69%	3.09%

After Taxes on Distributions and Sale of Fund Shares	0.66%	3.62%	3.16%
Barclays Capital Quality Intermediate Municipal Index	–0.34%	4.47%	4.02%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst, is a Managing Principal and portfolio manager. He has been with Payden since 1997.

Prospectus	FUND SUMMARIES – TAX EXEMPT BOND FUNDS	33

PAYDEN TAX EXEMPT BOND FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

Substantially all dividends paid by the Fund will be exempt from Federal income taxes; however, dividends from the Fund may be subject to state and local taxes, and a portion of the dividends may be a tax preference for purposes of the alternative minimum tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.32%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.66%
Fee Waiver or Expense Reimbursement[1]	0.11%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.55%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.55%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses

34	FUND SUMMARIES – TAX EXEMPT BOND FUNDS	Payden Mutual Funds

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND (continued)

remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$56	$200	$357	$812

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal market circumstances, the Fund invests at least 80% of its total assets in “California Municipal Securities,” which are defined as debt obligations issued by the State of California, local governments and other authorities in California, and their agencies and instrumentalities, or by other issuers, all of which pay interest income exempt from California personal income tax.

ª

The Fund may invest up to 20% of its total assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income either exempt from Federal income tax or exempt from Federal income tax, but subject to the Federal alternative minimum tax.

ª

Under normal market circumstances, the Fund invests at least 75% of its total assets in investment grade bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity. However, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally five to ten years.

ª	As a temporary measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal or state income tax.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Municipal Securities. Investing in the Municipal Securities market involves certain risks. The amount of public information available about Municipal Securities is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Payden’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for Municipal Securities also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them.

ª

California Municipal Securities. Because the Fund invests primarily in California Municipal Securities, its performance is subject to economic and political developments in the State of California. California Municipal Securities may be adversely affected by political and economic conditions and developments within California and the nation as a whole. Since the end of the recession, California and the U.S. have been in the midst of a modest, drawn-out recovery. While economists have indicated that the State’s fiscal condition has significantly improved, they believe that there is still considerable risk to California’s economic outlook due to, among other factors, California’s unfunded budget obligations, the uncertainty surrounding federal fiscal policy and the volatility in the U.S. and global stock and credit markets. As of February 20, 2014, California’s general obligation bonds were rated A1 by Moody’s, A by Standard & Poor’s, and A by Fitch Ratings. Although bonds issued by California are “investment grade” according to each ratings agency and were upgraded in 2013 due to the state’s improved fiscal condition and balanced budget, California currently has one of the lowest credit rating of any state, and the agencies continue to monitor California’s budget outlook closely to determine whether to alter the ratings.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal

Prospectus	FUND SUMMARIES – TAX EXEMPT BOND FUNDS	35

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND (continued)

Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª	Securities Subject to Federal Income Tax. As a temporary measure, the Fund may also invest up to 20% of its total assets in debt securities that pay interest income subject to Federal income tax.
ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the Barclays Capital 7-Year Municipal Index and the Barclays Capital California Intermediate Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (5.31%), and the worst quarter was 4thQ 2010 (–3.86%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
California Municipal Income Fund
Before Taxes	–0.83%	4.42%	3.53%
After Taxes on Distributions	–0.96%	4.26%	3.44%
After Taxes on Distributions and Sale of Fund Shares	0.66%	4.11%	3.47%
Barclays Capital 7-Year Municipal Index	–0.97%	5.05%	4.37%
Barclays Capital California Intermediate Index	–0.10%	5.66%	4.64%

(The returns for each index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst, is a Managing Principal and portfolio manager. He has been with Payden since 1997.

36	FUND SUMMARIES – TAX EXEMPT BOND FUNDS	Payden Mutual Funds

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT
Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

Substantially all dividends paid by the Fund will be exempt from Federal income taxes; however, a portion of the dividends may be a tax preference for purposes of the alternative minimum tax. Dividends from the Fund may also be subject to state and local taxes. The Fund anticipates that the federally exempt interest dividends paid by the Fund and derived from interest on bonds exempt from California income tax will be exempt from California state income tax. To the extent the Fund’s dividends are derived from interest on debt obligations that is not exempt from California income tax, however, such dividends will be subject to state income tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

GLOBAL BOND FUNDS

PAYDEN GLOBAL LOW DURATION FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Other Expenses	0.40%
Total Annual Fund Operating Expenses[1]	0.70%
Fee Waiver or Expense Reimbursement[2]	0.15%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.55%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 0.70%.

[2]

Payden has also contractually agreed to waive its investment management fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.55%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	37

PAYDEN GLOBAL LOW DURATION FUND (continued)

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$56	$209	$375	$856

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 65% of its total assets in investment grade debt securities. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States. The Fund may invest in debt securities of issuers organized or headquartered in emerging markets countries.

ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies, and the Fund generally hedges most of its foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity. Under normal market conditions, the Fund’s maximum average portfolio maturity (on a dollar-weighted basis) is four years.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

38	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN GLOBAL LOW DURATION FUND (continued)

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the BofA Merrill Lynch 1-3 Year US Corporate & Government Index and the Bank of America Merrill Lynch 1-3 Year Treasury Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2009 (3.54%), and the worst quarter was 3rdQ 2011 (–1.94%).

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	39

PAYDEN GLOBAL LOW DURATION FUND (continued)

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Global Low Duration Fund
(formerly Payden Global Short Bond Fund)

Before Taxes	0.71%	3.98%	3.01%

After Taxes on Distributions	0.13%	3.29%	2.02%

After Taxes on Distributions and Sale of Fund Shares	0.43%	2.98%	2.10%
BofA Merrill Lynch 1-3 Year US Corporate & Government Index	0.71%	2.07%	2.90%

Bank of America Merrill Lynch 1-3 Year Treasury Index	0.36%	1.09%	2.56%

(The returns for each index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Syal has been with Payden since 1991. Eric Hovey, CFA, is a Senior Vice President and portfolio manager. Mr. Hovey has been with Payden since 2006.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN GLOBAL FIXED INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

40	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN GLOBAL FIXED INCOME FUND (continued)

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%
Other Expenses	0.40%
Acquired Fund Fees and Expenses	0.17%
Total Annual Fund Operating Expenses[1]	0.87%

1	Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.70%. The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus and in the Fund’s financial statements, which reflect the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 65% of its total assets in investment grade debt securities. However, the Fund may invest up to 35% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

Under normal market conditions, the Fund invests at least 65% of its total assets in debt securities of issuers organized or headquartered in at least three countries, one of which may be the United States. The Fund may invest in debt securities of issuers organized or headquartered in emerging markets countries.

ª	The Fund invests in debt securities payable in U.S. dollars and in foreign currencies, and the Fund generally hedges most of its foreign currency exposure to the U.S. dollar.
ª

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity. However, under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) will not exceed ten years.

ª	The Fund may invest up to 10% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	41

PAYDEN GLOBAL FIXED INCOME FUND (continued)

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital Global Aggregate Index Hedged.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plan or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

42	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN GLOBAL FIXED INCOME FUND (continued)

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 4thQ 2008 (4.42%), and the worst quarter was 2ndQ 2013 (–3.20%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Global Fixed Income Fund

Before Taxes	–1.17%	4.59%	4.06%

After Taxes on Distributions	–2.35%	2.83%	2.41%

After Taxes on Distributions and Sale of Fund Shares	–0.66%	2.89%	2.76%
Barclays Capital Global Aggregate Index Hedged	–0.14%	4.11%	4.43%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Nigel Jenkins is a Principal and portfolio manager. Mr. Jenkins has been with Payden since 2006. Tim Rider, Chartered Financial Analyst (“CFA”), is a Senior Vice President and portfolio manager. Mr. Rider has been with Payden since 1999. Kristin Ceva, CFA, is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	43

PAYDEN EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.76%

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized or headquartered in emerging market countries. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
ª

Under normal market conditions, the Fund may invest a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª

The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund may invest up to 10% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

44	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS BOND FUND (continued)

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan EMBI Global Diversified Index.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	45

PAYDEN EMERGING MARKETS BOND FUND (continued)

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (12.39%), and the worst quarter was 2ndQ 2013 (–7.30%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Emerging Markets Bond Fund

Before Taxes	–7.16%	11.27%	8.14%

After Taxes on Distributions	–9.48%	8.83%	6.04%

After Taxes on Distributions and Sale of Fund Shares	–3.96%	8.07%	5.78%
J.P. Morgan EMBI Global Diversified Index	–5.25%	11.71%	8.18%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Vladimir Milev, CFA, is a Senior Vice President and portfolio manager. Mr. Milev has been with Payden since 2003.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

46	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS BOND FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN EMERGING MARKETS LOCAL BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.91%

Example of Fund Expenses. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its long-term holdings. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in a wide variety of Bonds. “Bonds” include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank), or credit-linked notes issued with respect to such securities and (2) debt securities and commercial paper issued by U.S. and foreign companies, or credit-linked notes issued with respect to such securities.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in Emerging Market Investments. “Emerging Market Investments” include Bonds and other debt instruments and income-producing securities that are issued by governments, agencies and instrumentalities of emerging market countries and other issuers organized or headquartered in emerging market countries, or that are denominated in the local currency of an emerging market country (“Emerging Market Currency”), or whose performance is linked to an emerging market country’s currency, markets, economy or ability to repay loans. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª

Emerging Market Investments also include Emerging Market Currencies and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) used to hedge or gain exposure to the securities markets of emerging market countries or Emerging Market Currencies. The Fund may use derivatives to a significant extent, including in particular, currency contracts, futures, interest rate swaps and credit-linked notes.

ª

Under normal market conditions, a significant portion of the Fund’s investments will be denominated in Emerging Market Currencies. However, Emerging Market Investments may be denominated in non-Emerging Market Currencies, including the U.S. dollar.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	47

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

ª	The Fund may invest up to 20% of its total assets in debt instruments and income-producing securities that are not Bonds, including for example loans made by U.S. and foreign companies.
ª

The Fund may invest up to 20% of its total assets in Bonds and other debt instruments and income-producing securities other than Emerging Market Investments, including those of issuers located in countries with developed securities markets.

ª

Under normal market conditions, the Fund may invest a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª

Under normal market conditions, the average portfolio duration of the Fund varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of February 20, 2014 was 4.60 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the impact of either an increase or a decrease in interest rates will be greater for a fund that has a longer duration than for a fund that has a shorter duration.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Local Currency. Because the Fund’s emphasis will be on investing in securities denominated in the currencies of emerging market countries, the Fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge

48	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use interest rate swaps. A principal risk of interest rate swaps is the extent to which the Fund’s investment adviser has correctly forecast interest rates.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan GBI-EM Diversified Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the two-year period, the Fund’s best quarter was 1stQ 2012 (8.01%), and the worst quarter was 2ndQ 2013 (–9.51%).

Average Annual Returns Through 12/31/13	1 Year	Inception (11/2/11)
Payden Emerging Markets Local Bond Fund

Before Taxes	–11.71%	–0.45%

After Taxes on Distributions	–13.01%	–1.92%

After Taxes on Distributions and Sale of Fund Shares	–5.88%	–0.60%
J.P. Morgan GBI-EM Diversified Index	–8.98%	1.06%

(The returns for the index are before any deduction for taxes, fees or expenses.)

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	49

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Darren Capeloto is a Senior Vice President and portfolio manager. Mr. Capeloto has been with Payden since 2001.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

Account Type	Initial Investment	Additional Investment

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

PAYDEN EMERGING MARKETS CORPORATE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Other Expenses[1]	0.75%
Total Annual Fund Operating Expenses	1.55%
Fee Waiver or Expense Reimbursement[2]	0.60%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.95%

[1]	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.
[2]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.95%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

50	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years
$97	$431

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund began operations on November 11, 2013. For the period from November 11, 2013 through January 31, 2014, the Fund’s portfolio turnover rate was 60% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies and (2) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank).

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate bonds issued by companies organized or headquartered in emerging market countries, or whose business operations are principally located in emerging markets countries. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	51

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Natalie Trevithick, CFA, is a Senior Vice President and portfolio manager. Ms. Trevithick has been with Payden since 2012. Vladimir Milev, CFA, is a Senior Vice President and portfolio manager. Mr. Milev has been with Payden since 2003.

52	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

U.S. EQUITY FUND

PAYDEN EQUITY INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks growth of capital and some current income.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.30%
Total Annual Fund Operating Expenses[1]	0.80%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding interest and taxes) will not exceed 0.80%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$990

Prospectus	FUND SUMMARIES – U.S. EQUITY FUND	53

PAYDEN EQUITY INCOME FUND (continued)

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests primarily in large capitalization value stocks, defined as stocks with above average dividend yields and large market capitalizations, and other income producing equity securities, including by way of example, exchange-traded common and preferred stocks, real estate investment trusts and master limited partnerships. Payden uses quantitative techniques to identify large capitalization stocks with above average dividend yields. Fundamental analysis is then performed to identify individual companies capable of maintaining or increasing their dividend. The Fund’s benchmark is the Russell 1000 Value Index. However, the Fund’s investments include only a limited portion of the common stocks included in the benchmark and also include income producing equity securities that are not included in the benchmark. In addition, the Fund will seek to provide a higher level of current income than the benchmark.

ª

The Fund invests principally in U.S. securities, but may invest up to 30% of its total assets in foreign securities, including companies organized or headquartered in emerging markets. The Fund may invest in foreign securities either directly or through American Depositary Receipts on U.S. exchanges.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

ª

Fund versus Index Fund. The Fund is not an index fund, as indicated above, and is managed in ways that diverge from the benchmark. Thus, changes in the Fund’s net asset value per share will not track changes in the general stock market or the Fund’s benchmark.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Russell 1000 Value Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

54	FUND SUMMARIES – U.S. EQUITY FUND	Payden Mutual Funds

PAYDEN EQUITY INCOME FUND (continued)

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (16.02%), and the worst quarter was 4thQ 2008 (–22.56%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	10 Years
Payden Equity Income Fund

Before Taxes	22.25%	15.48%	5.23%

After Taxes on Distributions	20.57%	14.53%	4.55%

After Taxes on Distributions and Sale of Fund Shares	13.44%	12.35%	4.15%

Russell 1000 Value Index	32.53%	16.65%	7.57%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Wong has been with Payden since 1995. Frank Lee, CFA, is a Vice President and portfolio manager. Mr. Lee has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$100,000	$250

Tax-Sheltered	$100,000	$250

Electronic Investment

Set schedule	$100,000	$250

No set schedule	$100,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	55

You have just read the Fund Summary for each Fund. Each Fund Summary sets forth the Fund’s Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks, and discusses the types of securities and investment techniques used in implementing the Fund’s Principal Investment Strategies.

This section of the Prospectus provides further discussion on some of those securities and investment techniques, as well as discussing other securities and investment techniques that may be applicable to some or all of the Funds.

In addition, this section discusses the policies on the disclosure of each Fund’s portfolio holdings.

INFLATION-INDEXED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund, each Tax Exempt Bond Fund and each Global Bond Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation — a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return” — a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and an investing Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund, each Tax Exempt Bond Fund and each Global Bond Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may also invest in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to an investing Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund, each Tax Exempt Bond Fund and each Global Bond Fund may invest in U.S. asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may also invest in foreign asset-backed securities. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

U.S. GOVERNMENT AND AGENCY SECURITIES

Most of the Funds purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, many of the Funds purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Funds primarily invest in securities issued by one or more of the following GSEs:

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The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

56	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds
ª

Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Funds. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Senior Preferred Stock Purchase Agreement), as discussed below.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC. The Senior Preferred Stock Purchase Agreement is expected to provide FNMA and FHLMC with the necessary cash resources to meet their obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

ª

The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

ª

The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

SENIOR LOANS

Each U.S. Bond Fund (except the Payden Cash Reserves Money Market, Payden U.S. Government and Payden GNMA Funds), each Global Bond Fund and, in particular, the Payden Floating Rate Fund may invest in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Opportunities to invest in loans or certain types of loans, such as Senior Loans, may be limited. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments, and Payden relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, each Fund is particularly dependent on the analytical abilities of Payden. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the Senior Loans and other corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in Senior Loans and other corporate loans, a Fund may become a member of the syndicate. The Senior Loans and other corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although Senior Loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may invest in fixed-rate and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk and risks of being a lender. If an investing Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	57

EXCHANGE-TRADED FUNDS

Each Fund, other than the Payden Cash Reserves Money Market Fund, may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the Chicago Board Options Exchange, Nasdaq and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by a Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

Each Tax Exempt Bond Fund, each Global Bond Fund and each of the Payden Limited Maturity, Payden Low Duration, Payden Corporate Bond, Payden Floating Rate and Payden High Income Funds may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB–), Moody’s (at least Baa3) or Fitch (at least BBB–), or are securities determined by Payden to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS

Each U.S. Bond Fund (except the Payden GNMA and Payden U.S. Government Funds), the Payden Floating Rate Fund, each Global Bond Fund and the Payden Equity Income Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

Changes in foreign exchange rates may adversely affect the value of a Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund, each Global Bond Fund and the Payden Equity Income Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). None of these Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), each Global Bond Fund and the Payden Equity Income Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

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DEPOSITARY RECEIPTS

The Payden Equity Income Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in a currency different from that of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DELAYED DELIVERY TRANSACTIONS

Each Fund may engage in delayed delivery transactions. These transactions involve a Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, a Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS

Each U.S. Bond Fund, the Payden Floating Rate Fund, each Tax Exempt Bond Fund, each Global Bond Fund and the Payden Equity Income Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). Each such Fund may invest some or all of its assets in derivative instruments. Such Funds typically use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. Such Funds may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by such a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. If a Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain

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derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by Payden in accordance with established procedures, or, as permitted by applicable regulation, enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

TEMPORARY DEFENSIVE MEASURES

During times when Payden believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help a Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

A Fund’s annual turnover rate indicates changes in its portfolio investments. Payden will sell a security when appropriate and consistent with a Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. No Fund can accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Each Fund’s annual portfolio turnover rates are noted in the Financial Highlights for that Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Each Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Funds, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES

The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

MANAGEMENT OF THE FUNDS

Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to each of the seventeen Funds pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and has approximately $83 billion of assets under management as of February 28, 2014.

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Investment Policy Committee. Payden’s Investment Policy Committee is responsible for defining the broad investment parameters of the Funds, including, for example, the types of strategies to be employed and the range of securities acceptable for investment by the Funds. The Committee is comprised of Kristin Ceva, Nigel Jenkins, Asha Joshi, Brian Matthews, Joan Payden, Michael Salvay, James Sarni, Mary Beth Syal, Scott Weiner and James Wong.

Kristin Ceva is a Managing Principal who joined Payden in 1998 and has 22 years experience in the investment management business. Nigel Jenkins is a Principal. He joined Payden in 2006 and has 25 years experience in the investment management business. Asha Joshi is a Managing Principal. She joined Payden in 1994 and has 29 years experience in the investment management business. Brian Matthews is a Managing Principal who joined Payden in 1986 and has 32 years experience in the investment management business. Joan Payden is the President, CEO and founder of Payden. She has over 40 years experience in the investment management business. Michael Salvay is a Managing Principal who joined Payden in 1997 and has 29 years experience in the investment management business. James Sarni is a Managing Principal. He joined Payden in 1991 and has 31 years experience in the investment management business. Mary Beth Syal is a Managing Principal who joined Payden in 1991 and has 29 years experience in the investment management business. Scott Weiner is a Managing Principal. He joined Payden in 1993 and has 30 years experience in the investment management business. Mr. Wong is a Principal who joined Payden in 1995 and has 22 years experience in the investment management business.

Fund Portfolio Managers. Payden typically follows a team approach in the management of the Funds, in which different teams of Payden personnel are responsible for the day-to-day management of the Funds within the broad investment parameters established by the Investment Policy Committee. Each team meets regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the strategy, including a particular Fund or group of Funds. The portfolio managers, who are generally team leaders or senior investment personnel on the team, are supported by other members of the team. These include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time, and the team leaders and senior investment personnel who are identified as the portfolio manager or managers for a Fund may also change from time to time. The current portfolio managers for each of the Funds are as follows:

Limited Maturity Fund, Low Duration Fund and Global Low Duration Fund. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has overall responsibility over the broad aspects of the Funds’ investments, and she and Eric Hovey, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Hovey has been with Payden since 2006 and in the investment management business for 12 years.

U.S. Government Fund and GNMA Fund. David Ballantine, CFA, a Principal and portfolio manager, and Gary Greenberg, CFA, a Senior Vice President and portfolio manager, have overall responsibility for the Funds’ investments, including portfolio construction, broad security selection and risk assessment. Mr. Greenberg has been with Payden and in the investment management business since 1995.

Core Bond Fund. Michael Salvay, CFA, is a Managing Principal and portfolio manager. He has overall responsibility over the broad aspects of the Fund’s investments, and he and Brad Boyd, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Boyd has been with Payden since 2002 and in the investment management business for 14 years.

Corporate Bond Fund. Michael Salvay has overall responsibility over the broad aspects of the Fund’s investments, and he, James Wong, CFA, Principal and portfolio manager, and Natalie Trevithick, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Ms. Trevithick has been with Payden since 2012 and in the investment management business for 13 years.

High Income Fund and Floating Rate Fund. Sabur Moini, a Principal and portfolio manager, has been with Payden since 2000 and in the investment management business for 21 years. He has overall responsibility over the broad aspects of the Fund’s investments, and he and Jordan Lopez, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Lopez has been with Payden and in the investment management business since 2004.

Tax Exempt Bond Fund and California Municipal Income Fund. Michael Salvay has overall responsibility over the broad aspects of the Funds’ investments, and supervises team members on portfolio construction, broad security selection and risk assessment.

Global Fixed Income Fund. Nigel Jenkins, a Principal and portfolio manager, has overall responsibility for the Fund’s investments, and he, together with Kristen Ceva, CFA, a Managing Principal and portfolio manager, and Tim Rider, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Rider has been with Payden since 1999 and in the investment management business for 20 years.

Emerging Markets Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian and Vladimir Milev, each a CFA, Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Hovsepian has been with Payden since 2004 and in the investment management business for 19 years. Mr. Milev has been with Payden and in the investment management business since 2003.

Emerging Markets Local Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian, a CFA, Senior Vice President and portfolio manager, and Darren Capeloto, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Capeloto has been with Payden since 2001 and in the investment management business for 18 years.

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Emerging Markets Corporate Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian, Natalie Trevithick and Vladimir Milev, deal with portfolio construction, broad security selection and risk assessment.

Equity Income Fund. James Wong has overall responsibility over the broad aspects of the Fund’s investments, and he and Frank Lee, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Lee has been with Payden since 2004 and in the investment management business for 15 years.

With respect to the portfolio managers listed, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Funds.

As indicated under the “Fees and Expenses” section of certain Payden Fund presentations above, Payden has contractually agreed that, for so long as it acts as investment adviser to those particular Funds, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds will not exceed the percentage indicated of the particular Fund’s average daily net assets on an annualized basis. In addition, Payden, where indicated under the “Fees and Expenses” section of certain Payden Fund presentations above, has also contractually agreed to temporarily limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds to the percentage indicated of the Fund’s average daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the ‘‘P&R Trust’’). Each Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for any Fund in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.

For the fiscal year ended October 31, 2013, Payden earned a fee as a percentage of each Fund’s average net assets, net of expense reimbursements or fee waivers, from each Fund as follows: Payden Cash Reserves Money Market Fund, 0.00%; Payden Limited Maturity Fund, 0.13%; Payden Low Duration Fund, 0.24%; Payden U.S. Government Fund, 0.15%; Payden GNMA Fund, 0.09%; Payden Core Bond Fund, 0.28%; Payden Corporate Bond Fund, 0.18%; Payden High Income Fund, 0.35%; Payden Tax Exempt Bond Fund, 0.00%; Payden California Municipal Income Fund, 0.22%; Payden Global Low Duration Fund, 0.19%; Payden Global Fixed Income Fund, 0.06%; Payden Emerging Markets Bond Fund, 0.42%; Payden Emerging Markets Local Bond Fund, 0.62%; and Payden Equity Income Fund, 0.43%. The Payden Floating Rate Fund and Payden Emerging Markets Corporate Bond Fund were not open during the fiscal year ended October 31, 2013.

A discussion regarding the basis for the approval by the P&R Trust’s Board of Trustees of the Investment Advisory Agreement for each Fund is available in the Funds’ Annual Report for the fiscal year ended October 31, 2013, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Funds’ Internet site at payden.com.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES: NET ASSET VALUE

The net asset value per share of each Fund, other than the Payden Cash Reserves Money Market Fund, is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Debt Securities. Domestic and foreign debt securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Investment Company Securities. In valuing a Fund’s investment in another company that is (1) an investment company, or (2) would be an investment company but for the exceptions provided in the Investment Company Act (an “Acquired Fund”), the Fund uses the net asset value per share of the Acquired Fund.

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Derivatives. Options, futures, swaps and other similar investments are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by pricing services, quotes obtained from brokers and dealers and market trades in the case of other debt securities.

Fair Value Pricing. Debt or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust that are applicable to each of the Funds. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity ratio for debt securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of a Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund in question. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market; (2) whether based on that determination the Fund should be subject to fair value pricing; and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If a Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Payden Cash Reserves Money Market Fund. The net asset value per share of the Payden Cash Reserves Money Market Fund is determined as of noon (Eastern Time), immediately after the daily declaration of dividends, by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny. The securities in the Fund are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, management believes it will be possible to maintain the net asset value of the Fund at $1.00 per share. Calculations are periodically made to compare the value of the Fund’s portfolio valued at amortized cost with market values. If a deviation of one-half of 1% or more were to occur between the net asset value calculated by reference to market values and the Fund’s $1.00 per share net asset value, or if there were any other deviation that the P&R Trust Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

HOW TO PURCHASE SHARES

You may purchase shares of each Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the Funds’ address provided below. You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law.

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Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

By Check

1. Complete the New Account Application.

2. Make the check payable to the “Payden Funds” and mail the check, along with the application, to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

By Federal Funds Wire

1. Complete the New Account Application and mail it to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

UMB Bank,

N.A. 1010 Grand Blvd.

Kansas City, MO 64106

ABA 101000695

DDA 9871063062

Credit to: Payden Funds

For further credit to: Investor Mutual Fund Account Number

Name or Account Registration

Identify which Fund or Funds to Purchase

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order. It will accept purchase orders only on days on which the Fund is open for business.

All Funds are “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of a Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Funds’ Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. The Funds have authorized one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to each Fund (other than the Payden Cash Reserves Money Market Fund), which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in that particular Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the particular Fund’s assets, over time these fees will increase the cost of your investment in that Fund.

Tax-sheltered Retirement Plans. Each of the Funds accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Funds do not provide fiduciary administration or custody for such plans. The Funds charge an Annual

64	SHAREHOLDER INFORMATION	Payden Mutual Funds

IRA Maintenance Fee of $12.50 per Fund. The fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

Exchange Privilege. Shares of any one Fund may be exchanged for shares of any other Fund. The minimum amount for any exchange is $250, provided that the minimum initial investment amount has been met. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.

In general, a Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Funds’ Internet site, at payden.com, using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. Each Fund may modify or discontinue this exchange privilege at any time on 60 days notice. Each Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Funds by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

By electing the telephone privilege, you may be giving up some security. However, the Funds employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. Each Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Checkwriting. Checkwriting is available for investors of the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund and Payden GNMA Fund. In the case of each of these Funds, each check you write on your Fund account must be at least $500. To obtain checks, call 1-800-572-9336 for a Check Writing Signature Verification Form and Agreement, which you should then complete and return it to the Fund. To pay the check, the Fund redeems shares from your Fund account based on the net asset value per share computed on the day the check is presented to the Fund for payment. You may incur a taxable capital gain or loss on the shares redeemed each time a check is paid. The Fund may charge a transaction fee of $2.00 per check to your account, if you have total assets with the P&R Trust of less than $25,000. The Fund reserves the right to modify or terminate the checkwriting privilege on 30 days’ notice.

The Fund credits checks received to your account on the day received by the Fund. The Fund may charge a $20.00 fee on the account if a check is returned because it fails to meet the Fund’s checkwriting criteria or if there are insufficient funds in the account.

Automated Investment Programs. You may use two programs for automated investments in the Funds.

Electronic Investment Program. You may elect to make investments in any Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment. You have two investment options under this program. For either investment option, you must first meet the minimum initial investment amount, which may be made by check or wire; thereafter, additional investments through the ACH must be at least $250.

Under the first option, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day.

Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. If the Fund receives your telephone request or Internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or Internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

ª	Your financial institution must be a member of the ACH.

ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

Prospectus	SHAREHOLDER INFORMATION	65
ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

ª

You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Automatic Exchange Program. With respect to any Fund offered in this Prospectus, you may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000, provided that the minimum initial investment amount has been met) and to identify the Funds. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information. Each of the Funds issues full and fractional shares, but does not issue certificates. Some Funds may not be available in all jurisdictions. Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures a Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by each of the Funds in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

Each of the Funds reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

Each Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com.

Redemption requests by telephone or via the Internet may not exceed $100,000. The Funds generally do not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Funds’ Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $16.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

66	SHAREHOLDER INFORMATION	Payden Mutual Funds

One or more brokers have been authorized to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

Each Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, each Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES

Frequent purchases and redemptions of shares of any Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to particular Funds. For those Funds that invest in overseas markets, there may be risks associated with time-zone arbitrage. For the Payden Equity Income Fund or certain fixed income Funds, such as the Payden High Income Fund or Payden Emerging Markets Bond Fund, with greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund’s net asset value over short periods of time.

As a result, the Board of Trustees of the P&R Trust has adopted policies and procedures designed to discourage frequent trading of shares of any of the Funds by Fund shareholders. For each Fund, the Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading may differ by Fund based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

None of the Funds has any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that each Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS

The Funds declare and distribute dividends to shareholders as follows: (1) monthly, for each of the Payden Core Bond, Payden Corporate Bond, Payden High Income, Payden Floating Rate, Payden Global Low Duration, Payden Global Fixed Income, Payden Emerging Markets Bond, Payden Emerging Markets Local Bond and Payden Emerging Markets Corporate Bond Funds; (2) quarterly, for the Payden Equity Income Fund; and (3) each of the Payden Cash Reserves Money Market, Payden Limited Maturity, Payden Low Duration, Payden U.S. Government, Payden GNMA, Payden Tax Exempt Bond and Payden California Municipal Income Funds accrues and declares dividends daily and distributes them to shareholders monthly.

Each Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. Each Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.
TAX INFORMATION

Substantially all dividends paid by the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund will be exempt from Federal income taxes; however, a portion of the dividends may be a tax preference for purposes of the alternative minimum tax. Dividends from the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund may also be subject to state and local taxes. The Payden California Municipal Income Fund anticipates that the federally exempt interest dividends paid by the Fund and derived from interest on bonds exempt from California income tax will be exempt from California state income tax. To the extent the Payden California Municipal Income Fund’s dividends are derived from interest on debt

Prospectus	SHAREHOLDER INFORMATION	67

obligations that is not exempt from California income tax, however, such dividends will be subject to state income tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits. Dividends are taxable to you whether received in cash or additional shares. Dividends paid by the other Funds, and distributions paid by all Funds from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income, therefore, will be taxable to you as ordinary income. The Funds may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of any Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of a Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. Each of the Funds respects the right of privacy of each of their shareholders. The Funds also believe that each shareholder expects the Funds to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Funds’ Privacy Notice directed to their shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, e-mail the Funds at payden@umb.com, visit the Funds’ Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

68	APPENDIX A	Payden Mutual Funds

Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

Prospectus	APPENDIX A	69

Description of Ratings (continued)

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

70	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Prospectus	APPENDIX A	71

Description of Ratings (continued)

MUNICIPAL BOND RATINGS

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

72	APPENDIX B	Payden Mutual Funds

Privacy Notice

The Funds respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information

To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards

We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties

We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.

In this regard, we may disclose such information to our affiliates, including the Funds’ investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

Prospectus	APPENDIX C	73

Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of each of the Funds for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders dated October 31, 2013 and is incorporated by reference in the Funds’ Statement of Additional Information, which is available upon request. In each case, the information presented is for the Investor Class of shares for the Fund. The Payden Floating Rate Fund and Payden Emerging Markets Corporate Bond Fund were not open during the fiscal year ended October 31, 2013.

PAYDEN CASH RESERVES MONEY MARKET FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment activities:
Net investment income	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)	0.01
Net realized and unrealized gains (losses)	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)

Total from investment activities	0.00	0.00	0.00	0.00	0.01

Distributions to shareholders:
From net investment income	0.00 (1)	0.00 (1)	0.00 (1)	0.00 (1)	(0.01)
Return of capital	0.00 (1)	—	—	0.00 (1)	—

Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.01)

Net asset value – end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.01%	0.02%	0.02%	0.03%	0.63%

Ratios/supplemental data:
Net assets, end of period (000s)	$498,417	$525,480	$746,719	$591,869	$1,087,956
Ratio of gross expense to average net assets	0.37%	0.38%	0.37%	0.38%	0.43%
Ratio of net expense to average net assets	0.10%	0.15%	0.14%	0.23%	0.29%
Ratio of investment income less gross expenses to average net assets	(0.26)%	(0.21)%	(0.20)%	(0.12)%	0.49%
Ratio of net investment income to average net assets	0.01%	0.02%	0.02%	0.03%	0.63%
Portfolio turnover rate	n/a	n/a	n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

PAYDEN LIMITED MATURITY FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$9.48	$9.39	$9.45	$9.37	$9.26

Income (loss) from investment activities:
Net investment income	0.05	0.06	0.08	0.07	0.17
Net realized and unrealized gains (losses)	0.00 (1)	0.10	(0.05)	0.09	0.11

Total from investment activities	0.05	0.16	0.03	0.16	0.28

Distributions to shareholders:
From net investment income	(0.04)	(0.07)	(0.09)	(0.08)	(0.17)
Return of capital	(0.02)	—	—	0.00 (1)	—

Total distributions to shareholders	(0.06)	(0.07)	(0.09)	(0.08)	(0.17)

Net asset value – end of period	$9.47	$9.48	$9.39	$9.45	$9.37

Total return	0.56%	1.66%	0.27%	1.71%	3.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$258,282	$242,013	$216,493	$158,433	$112,470
Ratio of gross expense to average net assets	0.55%	0.56%	0.57%	0.61%	0.73%
Ratio of net expense to average net assets	0.40%	0.50%	0.50%	0.52%	0.50%
Ratio of investment income less gross expenses to average net assets	0.44%	0.56%	0.72%	0.65%	1.65%
Ratio of net investment income to average net assets	0.59%	0.62%	0.79%	0.74%	1.88%
Portfolio turnover rate	124%	98%	75%	78%	103%

The Fund commenced operations on May 1, 1994.

(1)	Amount is less than $0.005

74	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN LOW DURATION FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$10.23	$10.01	$10.23	$10.11	$9.74

Income (loss) from investment activities:
Net investment income	0.14	0.18	0.24	0.21	0.34
Net realized and unrealized gains (losses)	(0.07)	0.23	(0.20)	0.20	0.40

Total from investment activities	0.07	0.41	0.04	0.41	0.74

Distributions to shareholders:
From net investment income	(0.13)	(0.19)	(0.24)	(0.25)	(0.37)
From net realized gains	—	—	(0.02)	(0.04)	—
Return of capital	(0.02)	—	—	—	—

Total distributions to shareholders	(0.15)	(0.19)	(0.26)	(0.29)	(0.37)

Net asset value – end of period	$10.15	$10.23	$10.01	$10.23	$10.11

Total return	0.68%	4.13%	0.46%	4.10%	7.74%

Ratios/supplemental data:
Net assets, end of period (000s)	$848,866	$541,809	$462,491	$540,606	$358,387
Ratio of gross expense to average net assets	0.55%	0.55%	0.56%	0.59%	0.59%
Ratio of net expense to average net assets	0.51%	0.54%	0.53%	0.54%	0.53%
Ratio of investment income less gross expenses to average net assets	1.22%	1.74%	2.34%	2.22%	3.35%
Ratio of net investment income to average net assets	1.26%	1.75%	2.37%	2.27%	3.41%
Portfolio turnover rate	90%	97%	74%	52%	107%

The Fund commenced operations on January 1, 1994.

PAYDEN U.S. GOVERNMENT FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$10.98	$11.12	$11.29	$11.17	$10.88

Income (loss) from investment activities:
Net investment income	0.08	0.12	0.15	0.20	0.29
Net realized and unrealized gains (losses)	(0.15)	0.13	(0.04)	0.27	0.38

Total from investment activities	(0.07)	0.25	0.11	0.47	0.67

Distributions to shareholders:
From net investment income	(0.19)	(0.18)	(0.18)	(0.22)	(0.31)
From net realized gains	(0.05)	(0.21)	(0.10)	(0.13)	(0.07)
Return of capital	0.00 (1)	—	—	—	—

Total distributions to shareholders	(0.24)	(0.39)	(0.28)	(0.35)	(0.38)

Net asset value – end of period	$10.67	$10.98	$11.12	$11.29	$11.17

Total return	(0.67)%	2.32%	(0.99)%	4.27%	6.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$130,624	$110,026	$63,988	$110,543	$102,556
Ratio of gross expense to average net assets	0.58%	0.64%	0.63%	0.66%	0.65%
Ratio of net expense to average net assets	0.45%	0.61%	0.60%	0.60%	0.60%
Ratio of investment income less gross expenses to average net assets	0.66%	0.90%	1.41%	1.71%	2.41%
Ratio of net investment income to average net assets	0.79%	0.93%	1.44%	1.77%	2.46%
Portfolio turnover rate	43%	79%	76%	99%	104%

The Fund commenced operations on January 1, 1995.

(1)	Amount is less than $0.005

Prospectus	APPENDIX C	75

Fund Financial Highlights (continued)

PAYDEN GNMA FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$10.80	$10.67	$10.56	$10.30	$9.62

Income (loss) from investment activities:
Net investment income	0.05	0.17	0.26	0.28	0.34
Net realized and unrealized gains (losses)	(0.24)	0.32	0.35	0.48	0.82

Total from investment activities	(0.19)	0.49	0.61	0.76	1.16

Distributions to shareholders:
From net investment income	(0.37)	(0.36)	(0.45)	(0.50)	(0.48)
From net realized gains	(0.24)	—	(0.05)	—	—

Total distributions to shareholders	(0.61)	(0.36)	(0.50)	(0.50)	(0.48)

Net asset value – end of period	$10.00	$10.80	$10.67	$10.56	$10.30

Total return	(1.80)%	4.77%	5.99%	7.62%	12.19%

Ratios/supplemental data:
Net assets, end of period (000s)	$371,593	$886,109	$776,547	$743,446	$617,024
Ratio of gross expense to average net assets	0.68%	0.63%	0.62%	0.69%	0.62%
Ratio of net expense to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.38%	1.50%	2.17%	2.24%	3.14%
Ratio of net investment income to average net assets	1.56%	1.63%	2.29%	2.43%	3.26%
Portfolio turnover rate	19%	27%	23%	20%	32%

The Fund commenced operations on August 27, 1999.

PAYDEN CORE BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013		2012		2011	2010	2009
Net asset value – beginning of period	$11.06		$10.54		$10.68	$10.31	$9.12

Income (loss) from investment activities:
Net investment income	0.29		0.33		0.38	0.37	0.44
Net realized and unrealized gains (losses)	(0.32)		0.60		(0.13)	0.40	1.23

Total from investment activities	(0.03)		0.93		0.25	0.77	1.67

Distributions to shareholders:
From net investment income	(0.35)		(0.41)		(0.39)	(0.36)	(0.48)
From net realized gains	(0.01)		—		—	—	—
Return of capital	—		—		—	(0.04)	—

Total distributions to shareholders	(0.36)		(0.41)		(0.39)	(0.40)	(0.48)

Net asset value – end of period	$10.67		$11.06		$10.54	$10.68	$10.31

Total return	(0.28)%		9.06%		2.45%	7.66%	18.67%

Ratios/supplemental data:
Net assets, end of period (000s)	$587,658		$645,700		$580,774	$539,531	$509,784
Ratio of gross expense to average net assets	0.52%		0.53%		0.53%	0.59%	0.60%
Ratio of net expense to average net assets	0.52%		0.53%		0.53%	0.59%	0.60%
Ratio of investment income less gross expenses to average net assets	2.66%		3.13%		3.64%	3.52%	4.51%
Ratio of net investment income to average net assets	2.66%		3.13%		3.64%	3.52%	4.51%
Portfolio turnover rate	511	%(1)	464	%(2)	118%	119%	79%

The Fund commenced operations on January 1, 1994.

(1)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(2)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transaction, portfolio turnover would have been 105%.

76	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN CORPORATE BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013		2012		2011	2010	2009
Net asset value – beginning of period	$11.60		$11.33		$11.85	$11.24	$10.00

Income (loss) from investment activities:
Net investment income	0.38		0.45		0.51	0.54	0.30
Net realized and unrealized gains (losses)	(0.36)		0.75		(0.12)	0.71	1.23

Total from investment activities	0.02		1.20		0.39	1.25	1.53

Distributions to shareholders:
From net investment income	(0.37)		(0.45)		(0.51)	(0.54)	(0.29)
From net realized gains	(0.20)		(0.48)		(0.40)	(0.10)	—

Total distributions to shareholders	(0.57)		(0.93)		(0.91)	(0.64)	(0.29)

Net asset value – end of period	$11.05		$11.60		$11.33	$11.85	$11.24

Total return	0.17%		11.39%		3.71%	11.49%	15.43	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$66,279		$43,259		$38,559	$47,385	$42,232
Ratio of gross expense to average net assets	0.82%		0.91%		0.96%	0.95%	0.95	%(2)
Ratio of net expense to average net assets	0.65%		0.65%		0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.29%		3.77%		4.21%	4.42%	4.44	%(2)
Ratio of net investment income to average net assets	3.46%		4.03%		4.52%	4.72%	4.74	%(2)
Portfolio turnover rate	273	%(5)	487	%(4)	87%	71%	66	%(1)

The Fund commenced operations on March 12, 2009.

PAYDEN HIGH INCOME FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$7.29	$7.05	$7.31	$6.83	$5.86

Income (loss) from investment activities:
Net investment income	0.44	0.48	0.52	0.53	0.53
Net realized and unrealized gains (losses)	(0.03)	0.37	(0.24)	0.47	1.00

Total from investment activities	0.41	0.85	0.28	1.00	1.53

Distributions to shareholders:
From net investment income	(0.42)	(0.49)	(0.53)	(0.52)	(0.52)
From net realized gains	—	(0.09)	(0.01)	—	—
Return of capital	—	(0.03)	—	—	(0.04)

Total distributions to shareholders	(0.42)	(0.61)	(0.54)	(0.52)	(0.56)

Proceeds from redemption fees	—	—	0.00 (3)	—	0.00 (3)

Net asset value – end of period	$7.28	$7.29	$7.05	$7.31	$6.83

Total return	5.82%	12.69%	3.89%	15.32%	27.65%

Ratios/supplemental data:
Net assets, end of period (000s)	$892,360	$1,123,179	$1,024,553	$1,038,664	$675,842
Ratio of gross expense to average net assets	0.66%	0.64%	0.66%	0.70%	0.65%
Ratio of net expense to average net assets	0.66%	0.64%	0.66%	0.70%	0.65%
Ratio of investment income less gross expenses to average net assets	6.05%	6.70%	7.20%	7.69%	8.08%
Ratio of net investment income to average net assets	6.05%	6.70%	7.20%	7.69%	8.08%
Portfolio turnover rate	25%	24%	38%	22%	50%

The Fund commenced operations on December 30, 1997.

(1)	Not annualized

(2)	Annualized

(3)	Amount is less than $0.005

(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 56%.

(5)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 123%.

Prospectus	APPENDIX C	77

Fund Financial Highlights (continued)

PAYDEN TAX EXEMPT BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$10.69	$10.28	$10.32	$10.04	$9.54

Income (loss) from investment activities:
Net investment income	0.23	0.23	0.26	0.25	0.29
Net realized and unrealized gains (losses)	(0.31)	0.44	(0.05)	0.28	0.51

Total from investment activities	(0.08)	0.67	0.21	0.53	0.80

Distributions to shareholders:
From net investment income	(0.22)	(0.23)	(0.25)	(0.25)	(0.30)
From net realized gains	(0.29)	(0.03)	—	—	—

Total distributions to shareholders	(0.51)	(0.26)	(0.25)	(0.25)	(0.30)

Net asset value – end of period	$10.10	$10.69	$10.28	$10.32	$10.04

Total return	(0.75)%	6.56%	2.12%	5.36%	8.53%

Ratios/supplemental data:
Net assets, end of period (000s)	$9,082	$14,085	$14,912	$25,178	$21,895
Ratio of gross expense to average net assets	1.15%	1.09%	1.02%	0.88%	0.94%
Ratio of net expense to average net assets	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of investment income less gross expenses to average net assets	1.53%	1.65%	2.03%	2.14%	2.66%
Ratio of net investment income to average net assets	2.12%	2.19%	2.50%	2.47%	3.05%
Portfolio turnover rate	39%	52%	27%	30%	24%

The Fund commenced operations on December 21, 1993.

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$10.63	$10.11	$10.36	$10.10	$9.58

Income (loss) from investment activities:
Net investment income	0.25	0.26	0.28	0.31	0.34
Net realized and unrealized gains (losses)	(0.24)	0.52	(0.05)	0.31	0.52

Total from investment activities	0.01	0.78	0.23	0.62	0.86

Distributions to shareholders:
From net investment income	(0.25)	(0.26)	(0.28)	(0.31)	(0.34)
From net realized gains	(0.12)	—	(0.20)	(0.05)	—

Total distributions to shareholders	(0.37)	(0.26)	(0.48)	(0.36)	(0.34)

Net asset value – end of period	$10.27	$10.63	$10.11	$10.36	$10.10

Total return	0.02%	7.73%	2.41%	6.27%	9.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,305	$49,811	$44,265	$46,580	$44,256
Ratio of gross expense to average net assets	0.66%	0.67%	0.67%	0.68%	0.68%
Ratio of net expense to average net assets	0.55%	0.56%	0.55%	0.56%	0.55%
Ratio of investment income less gross expenses to average net assets	2.26%	2.32%	2.64%	2.90%	3.26%
Ratio of net investment income to average net assets	2.37%	2.43%	2.76%	3.02%	3.39%
Portfolio turnover rate	24%	25%	30%	51%	38%

The Fund commenced operations on December 17, 1998.

78	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN GLOBAL LOW DURATION FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$10.10	$9.88	$10.16	$9.89	$9.38

Income (loss) from investment activities:
Net investment income	0.14	0.21	0.19	0.25	0.34
Net realized and unrealized gains (losses)	(0.02)	0.33	(0.20)	0.25	0.51

Total from investment activities	0.12	0.54	(0.01)	0.50	0.85

Distributions to shareholders:
From net investment income	(0.13)	(0.32)	(0.27)	(0.23)	—
Return of capital	(0.01)	—	—	0.00 (1)	(0.34)

Total distributions to shareholders	(0.14)	(0.32)	(0.27)	(0.23)	(0.34)

Net asset value – end of period	$10.08	$10.10	$9.88	$10.16	$9.89

Total return	1.19%	5.59%	(0.10)%	5.09%	9.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$113,046	$70,544	$73,021	$69,331	$59,915
Ratio of gross expense to average net assets	0.71%	0.76%	0.70%	0.81%	0.82%
Ratio of net expense to average net assets	0.60%	0.71%	0.70%	0.74%	0.71%
Ratio of investment income less gross expenses to average net assets	1.29%	2.00%	2.04%	2.42%	3.45%
Ratio of net investment income to average net assets	1.41%	2.05%	2.04%	2.49%	3.56%
Portfolio turnover rate	84%	79%	142%	68%	97%

The Fund commenced operations on September 18, 1996.

PAYDEN GLOBAL FIXED INCOME FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$8.70	$8.71	$9.02	$8.78	$8.21

Income (loss) from investment activities:
Net investment income	0.25	0.45	0.36	0.32	0.28
Net realized and unrealized gains (losses)	(0.19)	0.25	(0.30)	0.34	0.70

Total from investment activities	0.06	0.70	0.06	0.66	0.98

Distributions to shareholders:
From net investment income	(0.08)	(0.71)	(0.37)	(0.42)	(0.35)
From net realized gains	—	—	—	—	(0.06)
Return of capital	(0.15)	—	—	—	—

Total distributions to shareholders	(0.23)	(0.71)	(0.37)	(0.42)	(0.41)

Net asset value – end of period	$8.53	$8.70	$8.71	$9.02	$8.78

Total return	0.69%	8.54%	0.71%	7.66%	12.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$39,921	$48,221	$66.592	$76,436	$102,003
Ratio of gross expense to average net assets	0.94%	0.92%	0.84%	0.86%	0.78%
Ratio of net expense to average net assets	0.71%	0.72%	0.70%	0.73%	0.70%
Ratio of investment income less gross expenses to average net assets	2.57%	3.45%	3.91%	3.42%	3.20%
Ratio of net investment income to average net assets	2.81%	3.65%	4.05%	3.55%	3.28%
Portfolio turnover rate	75%	100%	82%	136%	162%

The Fund commenced operations on September 1, 1992.

(1)	Amount is less than $0.005

Prospectus	APPENDIX C	79

Fund Financial Highlights (continued)

PAYDEN EMERGING MARKETS BOND FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$15.42	$14.42	$14.85	$13.24	$9.91

Income (loss) from investment activities:
Net investment income	0.79	0.82	0.86	0.81	0.70
Net realized and unrealized gains (losses)	(1.26)	1.33	(0.45)	1.56	3.29

Total from investment activities	(0.47)	2.15	0.41	2.37	3.99

Distributions to shareholders:
From net investment income	(0.82)	(0.86)	(0.83)	(0.76)	(0.66)
From net realized gains	(0.25)	(0.29)	(0.01)	—	—

Total distributions to shareholders	(1.07)	(1.15)	(0.84)	(0.76)	(0.66)

Proceeds from redemption fees	—	—	0.00 (1)	0.00 (1)	0.00 (1)

Net asset value – end of period	$13.88	$15.42	$14.42	$14.85	$13.24

Total return	(3.25)%	15.80%	2.95%	18.44%	41.17%

Ratios/supplemental data:
Net assets, end of period (000s)	$463,873	$575,777	$620,106	$432,682	$241,499
Ratio of gross expense to average net assets	0.76%	0.78%	0.85%	0.92%	0.83%
Ratio of net expense to average net assets	0.76%	0.78%	0.85%	0.87%	0.83%
Ratio of investment income less gross expenses to average net assets	5.39%	5.62%	6.07%	5.91%	6.62%
Ratio of net investment income to average net assets	5.39%	5.62%	6.07%	5.96%	6.62%
Portfolio turnover rate	95%	74%	85%	49%	103%

The Fund commenced operations on December 17, 1998.

PAYDEN EMERGING MARKETS LOCAL BOND FUND

(For the Share Outstanding for the Period Ended October 31st)

	2013	2012
Net asset value – beginning of period	$10.24	$10.00

Income (loss) from investment activities:
Net investment income	0.52	0.49
Net realized and unrealized gains (losses)	(0.92)	0.24

Total from investment activities	(0.40)	0.73

Distributions to shareholders:
From net investment income	(0.32)	(0.40)
Return of capital	(0.19)	(0.09)

Total distributions to shareholders	(0.51)	(0.49)

Net asset value – end of period	$9.33	$10.24

Total return	(4.12)%	7.58%

Ratios/supplemental data:
Net assets, end of period (000s)	$248,377	$118,921
Ratio of gross expense to average net assets	0.91%	1.07%
Ratio of net expense to average net assets	0.91%	0.99%
Ratio of investment income (loss) less gross expenses to average net assets	5.27%	5.14%
Ratio of net investment income to average net assets	5.27%	5.22%
Portfolio turnover rate	114%	91%
The Fund commenced operations November 2, 2011.

(1)	Amount is less than $0.005

80	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN EQUITY INCOME FUND

(For the Share Outstanding for the Periods Ended October 31st)

	2013	2012	2011	2010	2009
Net asset value – beginning of period	$11.12	$10.11	$8.91	$8.17	$7.85

Income (loss) from investment activities:
Net investment income	0.48	0.48	0.38	0.14	0.17
Net realized and unrealized gains (losses)	1.54	1.05	1.25	0.74	0.35

Total from investment activities	2.02	1.53	1.63	0.88	0.52

Distributions to shareholders:
From net investment income	(0.50)	(0.52)	(0.43)	(0.14)	(0.20)

Total distributions to shareholders	(0.50)	(0.52)	(0.43)	(0.14)	(0.20)

Proceeds from redemption fees					0.00 (1)

Net asset value – end of period	$12.64	$11.12	$10.11	$8.91	$8.17

Total return	18.51%	15.40%	18.46%	10.89%	7.00%

Ratios/supplemental data:
Net assets, end of period (000s)	$211,644	$168,572	$63,832	$27,035	$28,363
Ratio of gross expense to average net assets	0.87%	0.93%	0.95%	1.03%	1.04%
Ratio of net expense to average net assets	0.80%	0.80%	0.80%	0.85%	0.80%
Ratio of investment income less gross expenses to average net assets	3.91%	4.48%	4.03%	1.32%	1.93%
Ratio of net investment income to average net assets	3.99%	4.61%	4.18%	1.50%	2.17%
Portfolio turnover rate	86%	182%	167%	72%	60%

The Fund commenced operations on November 1, 1996.

(1)	Amount is less than $0.005

INVESTMENT ADVISER

Payden & Rygel 333 South Grand Avenue Los Angeles, California 90071

ADMINISTRATOR

Treasury Plus, Inc. 333 South Grand Avenue Los Angeles, California 90071

DISTRIBUTOR

Payden & Rygel Distributors 333 South Grand Avenue Los Angeles, California 90071

CUSTODIAN

The Bank of New York Mellon One Boston Place Boston, Massachusetts 02109

TRANSFER AGENT

UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP 111 South Wacker Drive Chicago, Illinois 60606

COUNSEL

Paul Hastings LLP 515 South Flower Street, 25th Floor Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Funds contain detailed information on each Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about each of the Funds, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports for the Funds and the SAI, or request other information and discuss your questions about any of the Funds, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Funds’ Internet site at payden.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

PROSPECTUS

FEBRUARY 28, 2014

»  U.S. BOND FUNDS

Payden U.S. Government Fund (Adviser Class — Ticker Symbol PYUWX)

Payden GNMA Fund (Adviser Class — Ticker Symbol PYGWX)

Payden Core Bond Fund (Adviser Class — Ticker Symbol PYCWX)

Payden High Income Fund (Adviser Class — Ticker Symbol PYHWX)

»  U.S. LOAN FUND

Payden Floating Rate Fund (Adviser Class – Ticker Symbol PYFAX)

»  GLOBAL BOND FUNDS

Payden Emerging Markets Bond Fund (Adviser Class — Ticker Symbol PYEWX)

Payden Emerging Markets Local Bond Fund (Adviser Class — Ticker Symbol PYEAX)

Payden Emerging Markets Corporate Bond Fund (Adviser Class – Ticker Symbol PYCAX)

»  U.S. EQUITY FUND

Payden Equity Income Fund (Adviser Class —Ticker Symbol PYVAX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

4	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN U.S. GOVERNMENT FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.30%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses	0.83%
Fee Waiver or Expense Reimbursement[1]	0.13%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.70%

1 Payden has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding 12b-1 Distributions Fees, Acquired Fund Fees and Expenses, interest and taxes) exceed 0.45%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$72	$252	$448	$1,013

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests 100% of its total assets in “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and obligations issued or guaranteed by the U.S. Government, or in Government National Mortgage Association (GNMA) mortgage-backed securities, which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government, or in Government-sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA)). In addition, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations.

ª

Except for mortgage-backed U.S. Government Obligations, the Fund invests in debt securities with a maximum maturity of ten years. Under normal market conditions, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally less than five years. The Fund invests in mortgage-backed U.S. Government Obligations with a maximum effective duration of five years. Duration is a mathematical concept which uses anticipated cash flows to measure the price volatility of a security and is calculated in terms of years. For example, when interest rates move up or down, the price of a security with a duration of four years will move roughly twice as much as a security with a duration of two years.

ª	The Fund is ‘‘non-diversified,’’ which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	5

PAYDEN U.S. GOVERNMENT FUND (continued)

response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

ª

U.S. Treasury and Agency Obligations. Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, currently, each of the FNMA and FHLMC benefits from the Senior Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

ª

Prepayment Risk. The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA mortgage-backed securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch 1-5 Year Treasury Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 2ndQ 2010 (1.67%), and the worst quarter was 2ndQ 2013 (–1.39%).

6	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN U.S. GOVERNMENT FUND (continued)

Average Annual Returns Through 12/31/13	1 Year	Inception (11/2/09)
Payden U.S. Government Fund

Before Taxes	–1.22%	1.19%

After Taxes on Distributions	–1.84%	0.47%

After Taxes on Distributions and Sale of Fund Shares	–0.69%	0.75%
Bank of America Merrill Lynch 1-5 Year Treasury Index	–0.19%	1.76%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries,” sections of this Prospectus at page 27.

PAYDEN GNMA FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.27%
Other Expenses	0.23%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses[1]	0.75%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding 12b-1 Distribution Fees, interest and taxes) will not exceed 0.50%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its long-term holdings.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	7

PAYDEN GNMA FUND (continued)

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (GNMA Securities), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and mortgage-backed securities issued or guaranteed by the U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates typically will not affect the prices of GNMA Securities as much as the prices of comparable debt securities because the markets tend to discount GNMA Security prices for prepayment risk when interest rates fall. Further, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

ª

Prepayment Risk. The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.

ª

U.S. Treasury and Agency Obligations. Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA Securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, currently, each of the FNMA and FHLMC benefits from the Senior Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

8	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN GNMA FUND (continued)

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch GNMA Master Index

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 2ndQ 2010 (3.30%), and the worst quarter was 2ndQ 2013 (–3.02%).

Average Annual Returns Through 12/31/13	1 Year	Inception (11/2/09)
Payden GNMA Fund

Before Taxes	–3.57%	3.22%

After Taxes on Distributions	–5.05%	1.59%

After Taxes on Distributions and Sale of Fund Shares	–2.01%	1.90%
Bank of America Merrill Lynch GNMA Master Index	–2.10%	3.43%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries,” sections of this Prospectus at page 27.

PAYDEN CORE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	9

PAYDEN CORE BOND FUND (continued)

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.04%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses[1]	0.81%

[1]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (inclusive of Acquired Fund Fees and Expenses). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 511% of the average value of its long-term holdings. This turnover rate includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding those transactions, portfolio turnover rate for the Fund would have been 101%. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities payable primarily in U.S. dollars. These include (1) debt securities issued or guaranteed by the U.S. Government, and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; (4) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (5) convertible bonds and preferred stock.

ª

The Fund invests at least 75% of its total assets in investment grade debt securities, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). The overall average credit quality of the Fund will remain investment grade. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in

10	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN CORE BOND FUND (continued)

response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Barclays Capital Aggregate Bond Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 3rdQ 2012 (3.34%), and the worst quarter was 2ndQ 2013 (–3.09%).

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	11

PAYDEN CORE BOND FUND (continued)

Average Annual Returns Through 12/31/13	1 Year	Inception (11/2/09)
Payden Core Bond Fund

Before Taxes	–1.69%	4.01%

After Taxes on Distributions	–3.17%	2.69%

After Taxes on Distributions and Sale of Fund Shares	–0.80%	2.61%
Barclays Capital Aggregate Bond Index	–2.02%	3.83%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Michael Salvay, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Mr. Salvay has been with Payden since 1997. Brad Boyd, CFA, is a Senior Vice President and portfolio manager. Mr. Boyd has been with Payden since 2002.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries,” sections of this Prospectus at page 27.

PAYDEN HIGH INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks high current income while providing for capital appreciation by investing primarily in a diversified portfolio of below investment grade bonds.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses	0.31%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses	0.91%

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies; (2) debt securities issued or guaranteed by the U.S. Government and

12	FUND SUMMARIES – U.S. BOND FUNDS	Payden Mutual Funds

PAYDEN HIGH INCOME FUND (continued)

foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; and (4) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª

The Fund emphasizes investments in debt securities of (1) issuers with credit ratings at the mid to high quality end of the high yield bond spectrum, which Payden believes have stable to improving business prospects; (2) issuers Payden believes are in the growth stage of development and have reasonable prospects for improved operating results and improved credit ratings; and (3) issuers that have undergone leveraged buyouts or recapitalizations.

ª	The Fund may invest up to 30% of its total assets in securities of issuers organized or headquartered in emerging market countries.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª	The Fund primarily invests in debt securities payable in U.S. dollars and may invest in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.
ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

Prospectus	FUND SUMMARIES – U.S. BOND FUNDS	13

PAYDEN HIGH INCOME FUND (continued)

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 3rdQ 2010 (6.39%), and the worst quarter was 3rdQ 2011 (–5.85%).

Average Annual Returns Through 12/31/12	1 Year	Inception (11/2/09)
Payden High Income Fund

Before Taxes	4.00%	8.72%

After Taxes on Distributions	1.02%	5.97%

After Taxes on Distributions and Sale of Fund Shares	2.90%	5.82%
Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index	6.29%	10.42%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Sabur Moini is a Principal and portfolio manager. Mr. Moini has been with Payden since 2000. Jordan Lopez is a Vice President and portfolio manager. Mr. Lopez has been with Payden since 2004.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries,” sections of this Prospectus at page 27.

U.S. LOAN FUND

PAYDEN FLOATING RATE FUND

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to seek a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

14	FUND SUMMARIES – U.S. LOAN FUND	Payden Mutual Funds

PAYDEN FLOATING RATE FUND (continued)

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Other Expenses[1]	0.75%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses	1.55%
Fee Waiver or Expense Reimbursement[2]	0.55%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.00%

[1]	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.
[2]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) exceed 0.75%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years
$102	$436

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund began operations on November 11, 2013. For the period from November 11, 2013 through January 31, 2014, the Fund’s portfolio turnover rate was 0.4% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal circumstances, the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt instruments. Floating rate loans are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate plus a premium.

ª

The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers. The reason these loans are called “senior” is because loans are considered senior in a borrower’s capital structure in that no debt is ahead of the loans in terms of priority of payment. Where an instrument ranks in priority of payment is referred to as seniority. Based on this ranking, a corporate issuer in the event of a default will direct payments such that the senior most creditors are paid first, while the most junior equity holders are paid last. In a typical structure, senior secured and unsecured creditors will be first in right of payment, followed by subordinate bond holders, junior bondholders, preferred shareholders and common shareholders. Loans are typically senior, secured debt instruments and rank highest in the capital structure of corporations. Thus, throughout this discussion, the floating rate loans in which the Fund invests are referred to as “Senior Loans.”

ª

The Fund invests in Senior Loans that are syndicated loans. These loans are structured by a syndicator, such as a bank or other lender, which also markets the loans to potential investors, such as the Fund. The Fund may invest in Senior Loans in one of three ways. First, much like an initial public offering of equity securities, the Fund could be one of the initial investors in the Senior Loan and thus would invest directly as a signatory to the original loan agreement. Second, the Fund could also invest directly in the Senior Loan by assignment from an original lender. Third, the Fund may invest indirectly in the Senior Loan through a loan participation agreement.

ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in Senior Loans and other debt instruments that are rated below investment grade (commonly called “junk bonds” ). Investment grade debt instruments are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are instruments that Payden determines to be of comparable quality.

ª

Payden seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans. When selecting Senior Loans, Payden seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return

Prospectus	FUND SUMMARIES – U.S. LOAN FUND	15

PAYDEN FLOATING RATE FUND (continued)

characteristics. Senior Loans may be sold if, in Payden’s opinion, the risk-return profile deteriorates or to pursue more attractive investment opportunities.
ª

The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans, other floating rate debt securities, fixed income debt obligations and money market instruments. Money market holdings with a remaining maturity of less than 60 days are deemed floating rate assets.

ª

To the extent the Fund invests in assets that are denominated in a currency other than the U.S. dollar, the Fund may engage in foreign currency exchange contracts and other currency strategies to convert such foreign currencies into U.S. dollars to hedge against fluctuations in currency exchange rates.

ª

To the extent the Fund invests in fixed rate Senior Loans, other fixed rate loans or other fixed rate debt instruments, the Fund may engage in interest rate swaps in which it pays a fixed rate of interest to a counterparty and receives a floating rate of interest from the counterparty to hedge against fluctuations in interest rates. In addition, the notional amount of the Fund’s investments in interest rate swaps will be the amount that is counted toward satisfaction of the Fund’s policy of investing 80% of its total assets in floating rate loans or other floating rate debt instruments.

ª

The Fund may invest up to 20% of its assets in fixed rate fixed income securities in which the Fund has not entered into any interest rate swaps. Such fixed rate fixed income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, asset-backed securities, mortgage-backed securities and U.S. Government debt securities.

ª	The Fund’s investments in any floating rate and fixed income securities may be of any maturity.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª

The Fund may invest up to 30% of its total assets in collateralized loan obligations (“CLOs”). CLOs are asset-backed securities that are formed to hold and manage diversified pools of Senior Loans. These asset-backed structures issue several debt tranches that typically include at least a AAA-rated tranche, a AA-rated tranche and a BBB-rated tranche and that have rights to the collateral and payment stream, in descending order. The proceeds from the debt tranches are used to purchase the corporate loans. CLOs are usually rated by two of the three major ratings agencies and impose a series of covenant tests on the respective collateral managers, including minimum rating and industry diversification. The Fund would potentially invest in these rated debt tranches issued by the CLOs.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Credit Risk. Debt instruments are also subject to credit risk. Credit risk is the risk that the issuer of a debt instrument will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt instrument’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt instruments involve lower credit risk than lower-rated debt instruments. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt instruments than for U.S. Government debt instruments.

ª

Senior Loans Risk. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Also, because Payden relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management’s analytical abilities. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.

ª

Below Investment Grade Credit. Below investment grade instruments (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt instruments may fluctuate more than the market prices of investment grade debt instruments and may decline more significantly in periods of general economic difficulty.

ª

Interest Rates. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income

16	FUND SUMMARIES – U.S. LOAN FUND	Payden Mutual Funds

PAYDEN FLOATING RATE FUND (continued)

securities from the resulting rate increases for that and other reasons could be swift and significant. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the repayment proceeds at lower yields.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risks of debt instruments, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities pose additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use interest rate swaps. A principal risk of interest rate swaps is the extent to which the Fund’s investment adviser has correctly forecast interest rates.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Sabur Moini is a Principal and portfolio manager. Mr. Moini has been with Payden since 2000. Jordan Lopez is a Vice President and portfolio manager. Mr. Lopez has been with Payden since 2004.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus at page 27.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	17

PAYDEN EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.31%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses	1.01%

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized or headquartered in emerging market countries. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation or the United Nations defines as having an emerging or developing economy.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.

ª

The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund may invest up to 10% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

18	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS BOND FUND (continued)

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	19

PAYDEN EMERGING MARKETS BOND FUND (continued)

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan EMBI Global Diversified Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 3rdQ 2010 (8.41%), and the worst quarter was 2ndQ 2013 (–7.40%).

Average Annual Returns Through 12/31/13	1 Year	Inception (11/2/09)
Payden Emerging Markets Bond Fund
Before Taxes	–7.31%	7.12%
After Taxes on Distributions	–9.52%	4.85%
After Taxes on Distributions and Sale of Fund Shares	–4.04%	4.80%
J.P. Morgan EMBI Global Diversified Index	–5.25%	7.66%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Vladimir Milev, CFA, is a Senior Vice President and portfolio manager. Mr. Milev has been with Payden since 2003.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries,” sections of this Prospectus at page 27.

PAYDEN EMERGING MARKETS LOCAL BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

20	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Other Expenses	0.31%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses	1.16%

Example of Fund Expenses. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its long-term holdings. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in a wide variety of Bonds. “Bonds” include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank), or credit-linked notes issued with respect to such securities and (2) debt securities and commercial paper issued by U.S. and foreign companies, or credit-linked notes issued with respect to such securities.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in Emerging Market Investments. “Emerging Market Investments” include Bonds and other debt instruments and income-producing securities that are issued by governments, agencies and instrumentalities of emerging market countries and other issuers organized or headquartered in emerging market countries, or that are denominated in the local currency of an emerging market country (“Emerging Market Currency”), or whose performance is linked to an emerging market country’s currency, markets, economy or ability to repay loans. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª

Emerging Market Investments also include Emerging Market Currencies and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) used to hedge or gain exposure to the securities markets of emerging market countries or Emerging Market Currencies. The Fund may use derivatives to a significant extent, including in particular, currency contracts, futures, interest rate swaps and credit-linked notes.

ª

Under normal market conditions, a significant portion of the Fund’s investments will be denominated in Emerging Market Currencies. However, Emerging Market Investments may be denominated in non-Emerging Market Currencies, including the U.S. dollar.

ª	The Fund may invest up to 20% of its total assets in debt instruments and income-producing securities that are not Bonds, including for example loans made by U.S. and foreign companies.
ª

The Fund may invest up to 20% of its total assets in Bonds and other debt instruments and income-producing securities other than Emerging Market Investments, including those of issuers located in countries with developed securities markets.

ª

Under normal market conditions, the Fund may invest a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3)

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	21

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden & Rygel (“Payden”), determines to be of comparable quality.
ª

Under normal market conditions, the average portfolio duration of the Fund varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of February 20, 2014 was 4.60 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the impact of either an increase or a decrease in interest rates will be greater for a fund that has a longer duration than for a fund that has a shorter duration.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Local Currency. Because the Fund’s emphasis will be on investing in securities denominated in the currencies of emerging market countries, the Fund is subject to the significant risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the

22	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use interest rate swaps. A principal risk of interest rate swaps is the extent to which the Fund’s investment adviser has correctly forecast interest rates.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan GBI-EM Diversified Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the two-year period, the Fund’s best quarter was 1stQ 2012 (7.95%), and the worst quarter was 2ndQ 2013 (–9.48%).

Average Annual Returns Through 12/31/13	1 Year	Inception (11/2/11)
Payden Emerging Markets Local Bond Fund

Before Taxes	–11.83%	–0.71%

After Taxes on Distributions	–13.05%	–2.08%

After Taxes on Distributions and Sale of Fund Shares	–5.96%	–0.71%
J.P. Morgan GBI-EM Diversified Index	–8.98%	1.06%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Darren Capeloto is a Vice President and portfolio manager. Mr. Capeloto has been with Payden since 2001.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	23

PAYDEN EMERGING MARKETS LOCAL BOND FUND (continued)

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries,” sections of this Prospectus at page 26.

PAYDEN EMERGING MARKETS CORPORATE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Other Expenses[1]	0.75%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses	1.80%
Fee Waiver or Expense Reimbursement[2]	0.60%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.20%

[1]	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.
[2]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) exceed 0.95%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years
$122	$508

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund began operations on November 11, 2013. For the period from November 11, 2013 through January 31, 2014, the Fund’s portfolio turnover rate was 60% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies and (2) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank).

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate bonds issued by companies organized or headquartered in emerging market countries, or whose business operations are principally located in emerging markets countries. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.

24	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

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Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

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Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	25

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

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Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Natalie Trevithick, CFA, is a Senior Vice President and portfolio manager. Ms. Trevithick has been with Payden since 2012. Vladimir Milev, CFA, is a Senior Vice President and portfolio manager. Mr. Milev has been with Payden since 2003.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus at page 27.

U.S. EQUITY FUND

PAYDEN EQUITY INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks growth of capital and some current income.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	0.30%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses[1]	1.05%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Rule 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) will not exceed 0.80%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s

26	FUND SUMMARIES – ADDITIONAL INFORMATION	Payden Mutual Funds

PAYDEN EQUITY INCOME FUND (continued)

operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover. The Fund incurs transaction costs, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests primarily in large capitalization value stocks, defined as stocks with above average dividend yields and large market capitalizations, and other income producing equity securities, including by way of example, exchange-traded common and preferred stocks, real estate investment trusts and master limited partnerships. Payden uses quantitative techniques to identify large capitalization stocks with above average dividend yields. Fundamental analysis is then performed to identify individual companies capable of maintaining or increasing their dividend. The Fund’s benchmark is the Russell 1000 Value Index. However, the Fund’s investments include only a limited portion of the common stocks included in the benchmark and also include income producing equity securities that are not included in the benchmark. In addition, the Fund will seek to provide a higher level of current income than the benchmark.

ª

The Fund invests principally in U.S. securities, but may invest up to 30% of its total assets in foreign securities, including companies organized or headquartered in emerging markets. The Fund may invest in foreign securities either directly or through American Depositary Receipts on U.S. exchanges.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns. Moreover, purchasing stocks perceived to be undervalued brings additional risks. For example, the issuing company’s condition may worsen instead of improve, or the pace and extent of any improvement may be less than expected.

ª

Fund versus Index Fund. The Fund is not an index fund, as indicated above, and is managed in ways that diverge from the benchmark. Thus, changes in the Fund’s net asset value per share will not track changes in the general stock market or the Fund’s benchmark.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Russell 1000 Value Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from

Prospectus	FUND SUMMARIES – ADDITIONAL INFORMATION	27

PAYDEN EQUITY INCOME FUND (continued)

those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the one-year period, the Fund’s best quarter was 1stQ 2013 (12.64%), and the worst quarter was 4thQ 2012 (–1.33%)

Average Annual Returns Through 12/31/13	1 Year	Inception (12/1/11)
Payden Equity Income Fund

Before Taxes	22.03%	17.05%

After Taxes on Distributions	20.73%	15.87%

After Taxes on Distributions and Sale of Fund Shares	13.43%	13.17%
Russell 1000 Value Index	32.53%	24.82%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Wong has been with Payden since 1995. Frank Lee, CFA, is a Vice President and portfolio manager. Mr. Lee has been with Payden since 2004.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent additional investment amounts for the Adviser Class of each of the Funds for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT
Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares of any of the Funds by contacting the Funds in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Funds’ Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.
TAX INFORMATION:

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

28	FUND SUMMARIES – ADDITIONAL INFORMATION	Payden Mutual Funds

PAYDEN EQUITY INCOME FUND (continued)

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	29

You have just read the Fund Summary for each Fund. Each Fund Summary sets forth the Fund’s Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks, and discusses the types of securities and investment techniques used in implementing the Fund’s Principal Investment Strategies.

This section of the Prospectus provides further discussion on some of those securities and investment techniques, as well as discussing other securities and investment techniques that may be applicable to some or all of the Funds.

In addition, this section discusses the policies on the disclosure of each Fund’s portfolio holdings.

INFLATION-INDEXED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund and each Global Bond Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation — a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return” — a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and an investing Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund and each Global Bond Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may also invest in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to an investing Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES

Each U.S. Bond Fund, the Payden Floating Rate Fund and each Global Bond Fund may invest in U.S. asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may also invest in foreign asset-backed securities. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

U.S. GOVERNMENT AND AGENCY SECURITIES

Most of the Funds purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, many of the Funds purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Funds primarily invest in securities issued by one or more of the following GSEs:

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The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

30	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds
ª

Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Funds. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Senior Preferred Stock Purchase Agreement), as discussed below.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC. The Senior Preferred Stock Purchase Agreement is expected to provide FNMA and FHLMC with the necessary cash resources to meet their obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

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The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

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The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

SENIOR LOANS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), each Global Bond Fund and, in particular, the Payden Floating Rate Fund may invest in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Opportunities to invest in loans or certain types of loans, such as Senior Loans, may be limited. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments, and Payden relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, each Fund is particularly dependent on the analytical abilities of Payden.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the Senior Loans and other corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in Senior Loans and other corporate loans, a Fund may become a member of the syndicate. The Senior Loans and other corporate loans in which a Fund invests are subject to the risk of loss of principal and income.

Although Senior Loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Each U.S. Bond Fund (except the Payden U.S. Government and Payden GNMA Funds), the Payden Floating Rate Fund and each Global Bond Fund may invest in fixed-rate and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk and risks of being a lender. If an investing Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	31

EXCHANGE-TRADED FUNDS

Each Fund may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by a Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

The Payden High Income Fund, the Payden Floating Rate Fund and each Global Bond Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB–), Moody’s (at least Baa3) or Fitch (at least BBB–), or are securities determined by Payden to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS

Each Fund (except the Payden U.S. Government and Payden GNMA Funds) may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

Changes in foreign exchange rates may adversely affect the value of a Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

Each Fund (except the Payden U.S. Government and Payden GNMA Funds) normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). None of these Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS

Each Fund (except the Payden U.S. Government, Payden GNMA and Payden Floating Rate Funds) may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITARY RECEIPTS

The Payden Equity Income Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a

32	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in a currency different from that of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DELAYED DELIVERY TRANSACTIONS

Each Fund may engage in delayed delivery transactions. These transactions involve a Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, a Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS

Each Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). Each such Fund may invest some or all of its assets in derivative instruments. Such Funds typically use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. Such Funds may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by such a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. If a Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid Payden in accordance with established procedures, or, as permitted by applicable regulation, enter into certain offsetting positions, to cover its obligations under derivative instruments.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	33

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

TEMPORARY DEFENSIVE MEASURES

During times when Payden believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help a Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

A Fund’s annual turnover rate indicates changes in its portfolio investments. Payden will sell a security when appropriate and consistent with a Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. No Fund can accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Each Fund’s annual portfolio turnover rates are noted in the Financial Highlights for the Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Each Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Funds, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES

The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and has approximately $83 billion of assets under management as of February 28, 2014.

Investment Policy Committee. Payden’s Investment Policy Committee is responsible for defining the broad investment parameters of the Funds, including, for example, the types of strategies to be employed and the range of securities acceptable for investment by the Funds. The Committee is comprised of Kristin Ceva, Nigel Jenkins, Asha Joshi, Brian Matthews, Joan Payden, Michael Salvay, James Sarni, Mary Beth Syal, Scott Weiner and James Wong.

34	MANAGEMENT OF THE FUNDS	Payden Mutual Funds

Kristin Ceva is a Managing Principal who joined Payden in 1998 and has 22 years experience in the investment management business. Nigel Jenkins is a Principal. He joined Payden in 2006 and has 25 years experience in the investment management business. Asha Joshi is a Managing Principal. She joined Payden in 1994 and has 29 years experience in the investment management business. Brian Matthews is a Managing Principal who joined Payden in 1986 and has 32 years experience in the investment management business. Joan Payden is President, CEO and the founder of Payden. She has over 40 years experience in the investment management business. Michael Salvay is a Managing Principal who joined Payden in 1997 and has 29 years experience in the investment management business. James Sarni is a Managing Principal. He joined Payden in 1991 and has 31 years experience in the investment management business. Mary Beth Syal is a Managing Principal who joined Payden in 1991 and has 29 years experience in the investment management business. Scott Weiner is a Managing Principal. He joined Payden in 1993 and has 30 years experience in the investment management business. Mr. Wong is a Principal who joined Payden in 1995 and has 22 years experience in the investment management business.

Fund Portfolio Managers. Payden typically follows a team approach in the management of the Funds, in which different teams of Payden personnel are responsible for the day-to-day management of the Funds within the broad investment parameters established by the Investment Policy Committee. Each team meets regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the strategy, including a particular Fund or group of Funds. The portfolio managers, who are generally team leaders or senior investment personnel on the team, are supported by other members of the team. These include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time, and the team leaders and senior investment personnel who are identified as the portfolio manager or managers for a Fund may also change from time to time. The current portfolio managers for each of the Funds are as follows:

U.S. Government Fund and GNMA Fund. David Ballantine, Chartered Financial Analyst (“CFA”), a Principal and portfolio manager, and Gary Greenberg, CFA, a Senior Vice President and portfolio manager, have overall responsibility for the Funds’ investments, including portfolio construction, broad security selection and risk assessment. Mr. Ballantine has been with Payden since 1991 and in the investment management business for 25 years, and Mr. Greenberg has been with Payden and in the investment management business since 1995.

Core Bond Fund. Michael Salvay, CFA, is a Managing Principal and portfolio manager. He has overall responsibility over the broad aspects of the Fund’s investments, and he and Brad Boyd, CFA, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Boyd has been with Payden since 2002 and in the investment management business for 14 years.

High Income Fund and Floating Rate Fund. Sabur Moini, a Principal and portfolio manager, has been with Payden since 2000 and in the investment management business for 21 years. He has overall responsibility over the broad aspects of the Fund’s investments, and he and Jordan Lopez, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Lopez has been with Payden and in the investment management business since 2004.

Emerging Markets Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian and Vladimir Milev, each a Senior Vice President, CFA and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Hovsepian has been with Payden since 2004 and in the investment management business for 19 years. Mr. Milev has been with Payden and in the investment management business since 2003.

Emerging Markets Local Bond Fund. Kristin Ceva has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian, a Senior Vice President, CFA and portfolio manager, and Darren Capeloto, a Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Capeloto has been with Payden since 2001 and in the investment management business for 18 years.

Emerging Markets Corporate Bond Fund. Kristin Ceva, CFA, has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian, Natalie Trevithick, CFA, a Senior Vice President and portfolio manager, and Vladimir Milev, deal with portfolio construction, broad security selection and risk assessment. Ms. Trevithick has been with Payden since 2012 and in the investment management business for 13 years.

Equity Income Fund. James Wong, CFA, Principal and portfolio manager, has overall responsibility over the broad aspects of the Fund’s investments, and he and Frank Lee, CFA, a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Lee has been with Payden since 2004 and in the investment management business for 14 years.

With respect to the portfolio managers listed, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Funds.

As indicated under the “Fees and Expenses” section of certain Fund presentations above, Payden has contractually agreed that, for so long as it acts as investment adviser to those particular Funds, the Total Annual Fund Operating Expenses (excluding Rule 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds will not exceed the percentage indicated of the particular Fund’s average daily net assets on an annualized basis. In addition, Payden, where indicated under the “Fees and Expenses” section of certain Fund presentations above, has also contractually agreed to temporarily limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding 12b-1 Distribution Fees,

Prospectus	MANAGEMENT OF THE FUNDS	35

Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds to the percentage indicated of the Fund’s average daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”). Each Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for any Fund in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.

For the fiscal year ended October 31, 2013, Payden earned a fee as a percentage of each Fund’s average net assets, net of expense reimbursements or fee waivers, from each Fund as follows: Payden U.S. Government Fund, 0.15%; Payden GNMA Fund, 0.09%; Payden Core Bond Fund, 0.28%; Payden High Income Fund, 0.35%; Payden Emerging Markets Bond Fund, 0.42%; Payden Emerging Markets Local Bond Fund, 0.62%; and Payden Equity Income Fund, 0.43%. The Payden Floating Rate Fund and Payden Emerging Markets Corporate Bond Fund were not open during the fiscal year ended October 31, 2013.

A discussion regarding the basis for the approval by the P&R Trust Board of Trustees of the Investment Advisory Agreement for each Fund is available in the Funds’ Annual Report for the fiscal year ended October 31, 2013, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Funds’ Internet site at payden.com.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES: NET ASSET VALUE

The net asset value per share of each Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Debt Securities. Domestic and foreign debt securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Investment Company Securities. In valuing a Fund’s investment in another company that is (1) an investment company, or (2) would be an investment company but for the exceptions provided in the Investment Company Act (an “Acquired Fund”), the Fund uses the net asset value per share of the Acquired Fund.

Derivatives. Options, futures, swaps and other similar instruments are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by pricing services, quotes obtained from brokers and dealers and market trades in the case of other debt securities.

Fair Value Pricing. Debt or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust that are applicable to each of the Funds. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity ratio for debt securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of a Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund in question. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset

36	SHAREHOLDER INFORMATION	Payden Mutual Funds

value by more than a prescribed threshold, designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market; (2) whether based on that determination the Fund should be subject to fair value pricing; and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If a Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES

You may purchase shares of each Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the Funds’ address provided below. You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

By Check

1. Complete the New Account Application.

2. Make the check payable to the “Payden Funds” and mail the check, along with the application, to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

By Federal Funds Wire

1. Complete the New Account Application and mail it to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

UMB Bank, N.A.

1010 Grand Blvd.

Kansas City, MO 64106

ABA 101000695

DDA 9871063062

Credit to: Payden Funds

For further credit to: Investor Mutual Fund Account Number

Name or Account Registration

Identify which Fund or Funds to Purchase

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order. It will accept purchase orders only on days on which the Fund is open for business.

Prospectus	SHAREHOLDER INFORMATION	37

All Funds are “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of a Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Funds’ Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. The Funds have authorized one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to each Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in that particular Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the particular Fund’s assets, over time these fees will increase the cost of your investment in that Fund.

Rule 12b-1 Distribution Plan. The P&R Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Adviser Class of each of the Funds to pay asset-based sales charges or distribution and services fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Funds’ distributor and others for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.25% of the average daily net assets of the Adviser Class of each of the Funds. As indicated in the table in the “Fees and Expenses” discussion for each of the Funds, this fee is included in the Total Annual Fund Operating Expenses for each Fund. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Tax-sheltered Retirement Plans. Each of the Funds accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Funds do not provide fiduciary administration or custody for such plans. The Funds charge an Annual IRA Maintenance Fee of $12.50 per Fund. The fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

Exchange Privilege. Adviser Class shares of any Fund may only be exchanged for Adviser Class shares of any other Fund. The minimum amount for any exchange is $250, provided that the minimum initial investment amount has been met. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.

In general, a Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Funds’ Internet site at payden.com using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program to automatically redeem a fixed amount of Adviser Class shares from one Fund for investment in Adviser Class shares of another Fund on a regular basis. Each Fund may modify or discontinue this exchange privilege at any time on 60 days notice. Each Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Funds by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

By electing the telephone privilege, you may be giving up some security. However, the Funds employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. Each Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly

38	SHAREHOLDER INFORMATION	Payden Mutual Funds

authorized. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Checkwriting. Checkwriting is available for investors of the Payden GNMA Fund. Each check you write on your Payden GNMA Fund account must be at least $500. To obtain checks, call 1-800-572-9336 for a Check Writing Signature Verification Form and Agreement, which you should then complete and return it to the Fund. To pay the check, the Fund redeems shares from your Fund account based on the net asset value per share computed on the day the check is presented to the Fund for payment. You may incur a taxable capital gain or loss on the shares redeemed each time a check is paid. The Fund may charge a transaction fee of $2.00 per check to your account, if you have total assets with the P&R Trust of less than $25,000. The Fund reserves the right to modify or terminate the checkwriting privilege on 30 days’ notice.

The Fund credits checks received to your account on the day received by the Fund. The Fund may charge a $20.00 fee on the account if a check is returned because it fails to meet the Fund’s checkwriting criteria or if there are insufficient funds in the account.

Automated Investment Programs. You may use two programs for automated investments in the Funds.

Electronic Investment Program. You may elect to make investments in any Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment. You have two investment options under this program. For either investment option, you must first meet the minimum initial investment amount, which may be made by check or wire; thereafter, additional investments through the ACH must be at least $250.

Under the first option, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day.

Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. If the Fund receives your telephone request or internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

ª	Your financial institution must be a member of the ACH.

ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

ª

You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Automatic Exchange Program. With respect to the Funds offered in this Prospectus, you may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000, provided that the minimum initial investment amount has been met) and to identify the Funds. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information. Each of the Funds issues full and fractional shares, but does not issue certificates. Some Funds may not be available in all jurisdictions. Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures a Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by each of the Funds in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

Prospectus	SHAREHOLDER INFORMATION	39
ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

Each of the Funds reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

Each Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. The Funds generally do not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Funds’ Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $16.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

Each Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, each Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES

Frequent purchases and redemptions of shares of any Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to particular Funds. For those Funds that invest in overseas markets, there may be risks associated with time-zone arbitrage. For the Payden Equity Income Fund or certain fixed income Funds, such as the Payden High Income Fund or Payden Emerging Markets Bond Fund, with greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund’s net asset value over short periods of time.

As a result, the Board of Trustees for the P&R Trust has adopted policies and procedures designed to discourage frequent trading of shares of any of the Funds by Fund shareholders. For each Fund, the Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading may differ by Fund based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating

40	SHAREHOLDER INFORMATION	Payden Mutual Funds

expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

None of the Funds has any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that each Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS

The Funds declare and distribute dividends to shareholders as follows: (1) monthly, for each of the Payden Core Bond, Payden High Income, Payden Floating Rate, Payden Emerging Markets Bond, Payden Emerging Markets Local Bond and Payden Emerging Markets Corporate Bond Funds, (2) each of the Payden U.S. Government and Payden GNMA Funds accrues and declares dividends daily and distributes them to shareholders monthly, and (3) quarterly for the Payden Equity Income Fund.

Each Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. Each Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION

Dividends paid by all Funds, and distributions paid by all Funds from long-term capital gains, are taxable to you. Dividends are taxable to you whether received in cash or additional shares. Any short-term capital gains or taxable interest income, therefore, will be taxable to you as ordinary income. The Funds may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of any Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of a Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. Each of the Funds respects the right of privacy of each of their shareholders. The Funds also believe that each shareholder expects the Funds to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Funds’ Privacy Notice directed to their shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, e-mail the Funds at payden@umb.com, visit the Funds’ Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

Prospectus	APPENDIX A	41

Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

42	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

Prospectus	APPENDIX A	43

Description of Ratings (continued)

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

44	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

MUNICIPAL BOND RATINGS

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

Prospectus	APPENDIX A	45

Privacy Notice

The Funds respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information

To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards

We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties

We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.

In this regard, we may disclose such information to our affiliates, including the Funds’ investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

46	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of each of the Funds for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders dated October 31, 2013 and is incorporated by reference in the Funds’ Statement of Additional Information, which is available upon request. The Payden Floating Rate Fund and Payden Emerging Markets Corporate Bond Fund were not open during the fiscal year ended October 31, 2013.

PAYDEN U.S. GOVERNMENT FUND – ADVISER CLASS

For the Share Outstanding for the Periods Ended October 31st

	2013	2012	2011	2010
Net asset value – beginning of period	$10.99	$11.12	$11.30	$11.17

Income (loss) from investment activities:
Net investment income	0.07	0.08	0.13	0.13
Net realized and unrealized gains (losses)	(0.18)	0.16	(0.06)	0.26

Total from investment activities	(0.11)	0.24	0.07	0.39

Distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.15)	(0.13)
From net realized gains	(0.05)	(0.21)	(0.10)	(0.13)
Return of capital	0.00 (1)	—	—	—

Total distributions to shareholders	(0.21)	(0.37)	(0.25)	(0.26)

Net asset value – end of period	$10.67	$10.99	$11.12	$11.30

Total return	(1.01)%	2.16%	0.65%	3.50	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,205	$860	$707	$434
Ratio of gross expense to average net assets	0.84%	0.90%	0.89%	0.90	%(3)
Ratio of net expense to average net assets	0.70%	0.86%	0.85%	0.86	%(3)
Ratio of investment income less gross expenses to average net assets	0.42%	0.66%	1.10%	1.29	%(3)
Ratio of net investment income to average net assets	0.56%	0.70%	1.14%	1.33	%(3)
Portfolio turnover rate	43%	79%	76%	99	%(2)

The Class commenced operations on November 2, 2009.

(1)	Amount is less than $0.005

(2)	Not annualized

(3)	Annualized

Prospectus	APPENDIX C	47

Fund Financial Highlights (continued)

PAYDEN GNMA FUND – ADVISER CLASS

For the Share Outstanding for the Periods Ended October 31st

	2013	2012	2011	2010
Net asset value – beginning of period	$10.80	$10.66	$10.56	$10.29

Income (loss) from investment activities:
Net investment income	0.03	0.14	0.27	0.41
Net realized and unrealized gains (losses)	(0.25)	0.33	0.30	0.31

Total from investment activities	(0.22)	0.47	0.57	0.72

Distributions to shareholders:
From net investment income	(0.34)	(0.33)	(0.42)	(0.45)
From net realized gains	(0.24)	—	(0.05)	—

Total distributions to shareholders	(0.58)	(0.33)	(0.47)	(0.45)

Net asset value – end of period	$10.00	$10.80	$10.66	$10.56

Total return	(1.96)%	4.41%	5.73%	7.03	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$30,450	$81,860	$52,700	$21,169
Ratio of gross expense to average net assets	0.93%	0.88%	0.86%	0.94	%(3)
Ratio of net expense to average net assets	0.75%	0.75%	0.75%	0.76	%(3)
Ratio of investment income less gross expenses to average net assets	1.13%	1.24%	1.92%	1.97	%(3)
Ratio of net investment income to average net assets	1.31%	1.37%	2.03%	2.15	%(3)
Portfolio turnover rate	19%	27%	23%	20	%(2)

The Class commenced operations on November 2, 2009.

PAYDEN CORE BOND FUND – ADVISER CLASS

For the Share Outstanding for the Periods Ended October 31st

	2013		2012		2011	2010
Net asset value – beginning of period	$11.04		$10.52		$10.66	$10.30

Income (loss) from investment activities:
Net investment income	0.26	(1)	0.91		0.36	0.29
Net realized and unrealized gains (losses)	(0.31)		—		(0.13)	0.41

Total from investment activities	(0.05)		0.91		0.23	0.70

Distributions to shareholders:
From net investment income	(0.33)		(0.39)		(0.37)	(0.30)
From net realized gains	(0.01)		—		—	—
Return of capital	—		—		—	(0.04)

Total distributions to shareholders	(0.34)		(0.39)		(0.37)	(0.34)

Net asset value – end of period	$10.65		$11.04		$10.52	$10.66

Total return	(0.54)%		8.81%		2.30%	6.84	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$321		$356		$39,848	$32,610
Ratio of gross expense to average net assets	0.78%		0.77%		0.78%	0.83	%(3)
Ratio of net expense to average net assets	0.78%		0.77%		0.78%	0.83	%(3)
Ratio of investment income less gross expenses to average net assets	2.41%		3.00%		3.43%	3.20	%(3)
Ratio of net investment income to average net assets	2.41%		3.00%		3.43%	3.20	%(3)
Portfolio turnover rate	511	%(4)	464	%(5)	118%	119	%(2)

The Class commenced operations on November 2, 2009.

(1)	Based on average shares outstanding.

(2)	Not annualized

(3)	Annualized

(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(5)	Includes U.S. treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 105%.

48	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights (continued)

PAYDEN HIGH INCOME FUND – ADVISER CLASS

For the Share Outstanding for the Periods Ended October 31st

	2013	2012	2011	2010
Net asset value – beginning of period	$7.29	$7.05	$7.32	$6.82

Income (loss) from investment activities:
Net investment income	0.46	0.46	0.49	0.44
Net realized and unrealized gains (losses)	(0.06)	0.37	(0.24)	0.53

Total from investment activities	0.40	0.83	0.25	0.97

Distributions to shareholders:
From net investment income	(0.41)	(0.48)	(0.51)	(0.47)
From net realized gains	—	(0.09)	(0.01)	—
Return of capital	—	(0.02)	—	—

Total distributions to shareholders	(0.41)	(0.59)	(0.52)	(0.47)

Proceeds from redemption fees	—	—	—	0.00	(3)

Net asset value – end of period	$7.28	$7.29	$7.05	$7.32

Total return	5.56%	12.38%	3.51%	14.77	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,884	$5,974	$4,492	$469
Ratio of gross expense to average net assets	0.91%	0.89%	0.92%	0.94	%(2)
Ratio of net expense to average net assets	0.91%	0.89%	0.92%	0.94	%(2)
Ratio of investment income less gross expenses to average net assets	5.79%	6.41%	6.93%	7.03	%(2)
Ratio of net investment income to average net assets	5.79%	6.41%	6.93%	7.03	%(2)
Portfolio turnover rate	25%	24%	38%	22	%(1)

The Class commenced operations on November 2, 2009.

PAYDEN EMERGING MARKETS BOND FUND – ADVISER CLASS

For the Share Outstanding for the Periods Ended October 31st

	2013	2012	2011	2010
Net asset value – beginning of period	$15.45	$14.45	$14.87	$13.24

Income (loss) from investment activities:
Net investment income	0.76	0.78	0.78	0.68
Net realized and unrealized gains (losses)	(1.27)	1.33	(0.39)	1.63

Total from investment activities	(0.51)	2.11	0.39	2.31

Distributions to shareholders:
From net investment income	(0.79)	(0.82)	(0.80)	(0.68)
From net realized gains	(0.25)	(0.29)	(0.01)	—

Total distributions to shareholders	(1.04)	(1.11)	(0.81)	(0.68)

Net asset value – end of period	$13.90	$15.45	$14.45	$14.87

Total return	(3.54)%	15.49%	2.77%	17.91	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$20,133	$27,784	$27,159	$10,534
Ratio of gross expense to average net assets	1.01%	1.02%	1.09%	1.17	%(2)
Ratio of net expense to average net assets	1.01%	1.02%	1.09%	1.16	%(2)
Ratio of investment income less gross expenses to average net assets	5.14%	5.33%	5.80%	5.27	%(2)
Ratio of net investment income to average net assets	5.14%	5.33%	5.80%	5.28	%(2)
Portfolio turnover rate	95%	74%	85%	49	%(1)

The Class commenced operations on November 2, 2009.

(1)	Not annualized

(2)	Annualized

(3)	Amount less than $0.005

Prospectus	APPENDIX C	49

Fund Financial Highlights (continued)

PAYDEN EMERGING MARKETS LOCAL BOND FUND – ADVISER CLASS

For the Share Outstanding for the Period Ended October 31st

	2013	2012
Net asset value – beginning of period	$10.24	$10.00

Income (loss) from investment activities:
Net investment income	0.30	0.56
Net realized and unrealized gains (losses)	(0.74)	0.14

Total from investment activities	(0.44)	0.70

Distributions to shareholders:
From net investment income	(0.31)	(0.37)
Return of capital	(0.17)	(0.09)

Total distributions to shareholders	(0.48)	(0.46)

Net asset value – end of period	$9.32	$10.24

Total return	(4.45)%	7.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$530	$21
Ratio of gross expense to average net assets	1.16%	1.35%
Ratio of net expense to average net assets	1.16%	1.24%
Ratio of investment income (loss) less gross expenses to average net assets	5.07%	4.71%
Ratio of net investment income to average net assets	5.07%	4.82%
Portfolio turnover rate	114	91%

The Fund commenced operations November 2, 2011.

PAYDEN EQUITY INCOME FUND – ADVISER CLASS

For the Share Outstanding for the Period Ended October 31st

	2013	2012
Net asset value – beginning of period	$11.12	$10.13

Income (loss) from investment activities:
Net investment income	0.45	0.43
Net realized and unrealized gains (losses)	1.54	1.02

Total from investment activities	1.99	1.45

Distributions to shareholders:
From net investment income	(0.47)	(0.46)

Net asset value – end of period	$12.64	$11.12

Total return	18.20%	14.46	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$4,274	$3,468
Ratio of gross expense to average net assets	1.13%	1.18	%(2)
Ratio of net expense to average net assets	1.05%	1.06	%(2)
Ratio of investment income less gross expenses to average net assets	3.68%	4.32	%(2)
Ratio of net investment income to average net assets	3.76%	4.44	%(2)
Portfolio turnover rate	86%	182%

The Class commenced operations on December 1, 2011.

(1)	Not annualized

(2)	Annualized

INVESTMENT ADVISER

Payden & Rygel 333 South Grand Avenue Los Angeles, California 90071

ADMINISTRATOR

Treasury Plus, Inc. 333 South Grand Avenue Los Angeles, California 90071

DISTRIBUTOR

Payden & Rygel Distributors 333 South Grand Avenue Los Angeles, California 90071

CUSTODIAN

The Bank of New York Mellon One Boston Place Boston, Massachusetts 02109

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP 111 South Wacker Drive Chicago, Illinois 60606

COUNSEL

Paul Hastings LLP 515 South Flower Street, 25th Floor Los Angeles, California 90071

[LOGO]

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Funds contain detailed information on each Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about each of the Funds, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports for the Funds and the SAI, or request other information and discuss your questions about any of the Funds, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Funds’ Internet site at payden.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

PROSPECTUS

FEBRUARY 28, 2014

»  U.S. LOAN FUND

Payden Floating Rate Fund (Institutional Class — Ticker Symbol PYFIX)

»  GLOBAL BOND FUNDS

Payden Emerging Markets Bond Fund (Institutional Class — Ticker Symbol PYEIX)

Payden Emerging Markets Corporate Bond Fund (Institutional Class — Ticker Symbol PYCIX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus	FUND SUMMARIES – U.S. LOAN FUND	1

PAYDEN FLOATING RATE FUND

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to seek a high level of current income through floating rate debt instruments, with a secondary objective of long-term capital appreciation.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%
Other Expenses[1]	0.75%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver or Expense Reimbursement[2]	0.65%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.65%

[1]	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.
[2]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.65%. This agreement has an initial term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years
$66	$348

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund began operations on November 11, 2013. For the period from November 11, 2013 through January 31, 2014, the Fund’s portfolio turnover rate was 0.4% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

Under normal circumstances, the Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt instruments. Floating rate loans are typically debt obligations with interest rates that adjust or “float” periodically, often on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate plus a premium.

ª

The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers. The reason these loans are called “senior” is because loans are considered senior in a borrower’s capital structure in that no debt is ahead of the loans in terms of priority of payment. Where an instrument ranks in priority of payment is referred to as seniority. Based on this ranking, a corporate issuer in the event of a default will direct payments such that the senior most creditors are paid first, while the most junior equity holders are paid last. In a typical structure, senior secured and unsecured creditors will be first in right of payment, followed by subordinate bond holders, junior bondholders, preferred shareholders and common shareholders. Loans are typically senior, secured debt instruments and rank highest in the capital structure of corporations. Thus, throughout this discussion, the floating rate loans in which the Fund invests are referred to as “Senior Loans.”

ª

The Fund invests in Senior Loans that are syndicated loans. These loans are structured by a syndicator, such as a bank or other lender, which also markets the loans to potential investors, such as the Fund. The Fund may invest in Senior Loans in one of three ways. First, much like an initial public offering of equity securities, the Fund could be one of the initial investors in the Senior Loan and thus would invest directly as a signatory to the original loan agreement. Second, the Fund could also invest directly in the Senior Loan by assignment from an original lender. Third, the Fund may invest indirectly in the Senior Loan through a loan participation agreement.

ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in Senior Loans and other debt instruments that are rated below investment grade (commonly called “junk bonds”). Investment grade debt instruments are rated

2	FUND SUMMARIES – U.S. LOAN FUND	Payden Mutual Funds

PAYDEN FLOATING RATE FUND (continued)

within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are instruments that Payden determines to be of comparable quality.

ª

Payden seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans. When selecting Senior Loans, Payden seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics. Senior Loans may be sold if, in Payden’s opinion, the risk-return profile deteriorates or to pursue more attractive investment opportunities.

ª

The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans, other floating rate debt securities, fixed income debt obligations and money market instruments. Money market holdings with a remaining maturity of less than 60 days are deemed floating rate assets.

ª

To the extent the Fund invests in assets that are denominated in a currency other than the U.S. dollar, the Fund may engage in foreign currency exchange contracts and other currency strategies to convert such foreign currencies into U.S. dollars to hedge against fluctuations in currency exchange rates.

ª

To the extent the Fund invests in fixed rate Senior Loans, other fixed rate loans or other fixed rate debt instruments, the Fund may engage in interest rate swaps in which it pays a fixed rate of interest to a counterparty and receives a floating rate of interest from the counterparty to hedge against fluctuations in interest rates. In addition, the notional amount of the Fund’s investments in interest rate swaps will be the amount that is counted toward satisfaction of the Fund’s policy of investing 80% of its total assets in floating rate loans or other floating rate debt instruments.

ª

The Fund may invest up to 20% of its assets in fixed rate fixed income securities in which the Fund has not entered into any interest rate swaps. Such fixed rate fixed income securities include, but are not limited to, corporate bonds, preferred securities, convertible securities, asset-backed securities, mortgage-backed securities and U.S. Government debt securities.

ª	The Fund’s investments in any floating rate and fixed income securities may be of any maturity.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers.
ª

The Fund may invest up to 30% of its total assets in collateralized loan obligations (“CLOs”). CLOs are asset-backed securities that are formed to hold and manage diversified pools of Senior Loans. These asset-backed structures issue several debt tranches that typically include at least a AAA-rated tranche, a AA-rated tranche and a BBB-rated tranche and that have rights to the collateral and payment stream, in descending order. The proceeds from the debt tranches are used to purchase the corporate loans. CLOs are usually rated by two of the three major ratings agencies and impose a series of covenant tests on the respective collateral managers, including minimum rating and industry diversification. The Fund would potentially invest in these rated debt tranches issued by the CLOs.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Credit Risk. Debt instruments are also subject to credit risk. Credit risk is the risk that the issuer of a debt instrument will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt instrument’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt instruments involve lower credit risk than lower-rated debt instruments. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt instruments than for U.S. Government debt instruments.

ª

Senior Loans Risk. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Also, because Payden relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management’s analytical abilities. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.

ª

Below Investment Grade Credit. Below investment grade instruments (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt instruments

ª

Interest Rates. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. The impact of interest rate changes on floating rate investments is

Prospectus	FUND SUMMARIES – U.S. LOAN FUND	3

PAYDEN FLOATING RATE FUND (continued)

typically mitigated by the periodic interest rate reset of the investments. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the repayment proceeds at lower yields.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Collateralized Loan Obligations Risk. In addition to the normal interest rate, default and other risks of debt instruments, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

ª

Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities pose additional risks, principally with respect to increased prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use interest rate swaps. A principal risk of interest rate swaps is the extent to which the Fund’s investment adviser has correctly forecast interest rates.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Sabur Moini is a Principal and portfolio manager. Mr. Moini has been with Payden since 2000. Jordan Lopez is a Vice President and portfolio manager. Mr. Lopez has been with Payden since 2004.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus at page 9.

4	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.76%
Fee Waiver or Expense Reimbursement[1]	0.07%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.69%

[1]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.69%. This agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$70	$236	$415	$936

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; and (3) convertible bonds and preferred stock.

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in debt securities and similar debt instruments issued by governments, agencies and instrumentalities of emerging market countries (or economically linked with such securities), and other issuers organized or headquartered in emerging market countries. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund may invest up to 10% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	5

PAYDEN EMERGING MARKETS BOND FUND (continued)

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

6	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS BOND FUND (continued)

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the J.P. Morgan EMBI Global Diversified Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns — Institutional Class

During the one-year period, the Fund’s best quarter was 4thQ 2013 (1.37%), and the worst quarter was 2ndQ 2013 (–7.34%).

Average Annual Returns Through 12/31/13	1 Year	Since Inception (4/9/2012)
Payden Emerging Markets Bond Fund

Before Taxes	–7.13%	2.92%

After Taxes on Distributions	–9.48%	0.40%

After Taxes on Distributions and Sale of Fund Shares	–3.94%	–13.58%
J.P. Morgan EMBI Global Diversified Index	–5.25%	3.80%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Vladimir Milev, CFA, is a Senior Vice President and portfolio manager. Mr. Milev has been with Payden since 2003.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of this Prospectus at page 9.

PAYDEN EMERGING MARKETS CORPORATE BOND FUND

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	7

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Other Expenses[1]	0.75%
Total Annual Fund Operating Expenses	1.55%
Fee Waiver or Expense Reimbursement[2]	0.70%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.85%

[1]	Other Expenses are based on estimated amounts for the Fund’s first fiscal year.
[2]

Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.85%. This agreement has an initial term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver or expense reimbursement for the first year). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years
$87	$421

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund began operations on November 11, 2013. For the period from November 11, 2013 through January 31, 2014, the Fund’s portfolio turnover rate was 60% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt securities, loans and commercial paper issued by U.S. and foreign companies and (2) debt securities issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank).

ª

Under normal market conditions, the Fund invests at least 80% of its total assets in corporate bonds issued by companies organized or headquartered in emerging market countries, or whose business operations are principally located in emerging markets countries. Generally, an “emerging market country” is any country which the International Monetary Fund, the World Bank, the International Finance Corporation, the United Nations or another third party organization defines as having an emerging or developing economy.

ª	The Fund may invest up to 20% of its total assets in other debt securities and similar debt instruments, including those of issuers located in countries with developed securities markets.
ª

Under normal market conditions, the Fund invests a substantial portion of its total assets in debt securities of issuers whose securities are rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden determines to be of comparable quality.

ª

The Fund invests a majority of its assets in debt securities payable in U.S. dollars, but will also invest in debt securities payable in foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund may invest up to 20% of its total assets in equity securities of U.S. or foreign issuers, and may use derivatives to gain exposure to such equity markets.
ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

8	FUND SUMMARIES – GLOBAL BOND FUNDS	Payden Mutual Funds

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. Because the Fund invests principally in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

ª

Derivatives. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

Prospectus	FUND SUMMARIES – GLOBAL BOND FUNDS	9

PAYDEN EMERGING MARKETS CORPORATE BOND FUND (continued)

PAST FUND PERFORMANCE:

Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Kristin Ceva, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. Ms. Ceva has been with Payden since 1998. Arthur Hovsepian, CFA, is a Senior Vice President and portfolio manager. Mr. Hovsepian has been with Payden since 2004. Natalie Trevithick, CFA, is a Senior Vice President and portfolio manager. Ms. Trevithick has been with Payden since 2012. Vladimir Milev, CFA, is a Senior Vice President and portfolio manager. Mr. Milev has been with Payden since 2003.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and additional investment amounts for the Institutional Class of each of the Funds for each type of account are shown below, although the Fund or the Fund’s distributor may in its discretion lower or waive these amounts for certain categories of investors.

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$50,000,000	$250

Tax-Sheltered	$50,000,000	$250

Electronic Investment

Set schedule	$50,000,000	$250

No set schedule	$50,000,000	$250

Automatic Exchange	NA	$250

You may redeem shares of any of the Funds by contacting the Funds in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Funds’ Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

10	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

You have just read the Fund Summary for each Fund. Each Fund Summary sets forth the Fund’s Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks, and discusses the types of securities and investment techniques used in implementing the Fund’s Principal Investment Strategies.

This section of the Prospectus provides further discussion on some of those securities and investment techniques, as well as discussing other securities and investment techniques that may be applicable to one or more of the Funds.

In addition, this section discusses the policies on the disclosure of each Fund’s portfolio holdings.

FOREIGN INVESTMENTS

Each Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

EMERGING MARKETS

Each of the Payden Emerging Markets Bond Fund and Payden Emerging Markets Corporate Bond Fund invests in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

FOREIGN CURRENCY TRANSACTIONS

Each Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). None of the Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

SENIOR LOANS

Each Fund, and in particular the Payden Floating Rate Fund, may invest in senior floating rate loans of domestic and foreign borrowers (“Senior Loans”). There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Opportunities to invest in loans or certain types of loans, such as Senior Loans, may be limited. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments, and Payden relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, each Fund is particularly dependent on the analytical abilities of Payden. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the Senior Loans and other corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in Senior Loans and other corporate loans, a Fund may become a member of the syndicate. The Senior Loans and other corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although Senior Loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	11

Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including a Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Each Fund, and in particular the Payden Floating Rate Fund, may invest in fixed-rate and floating-rate loans. Such investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk and risks of being a lender. If an investing Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

DERIVATIVE INSTRUMENTS

Each Fund uses derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). Each Fund may invest some or all of its assets in derivative instruments. The Funds typically use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Derivative Instruments” in the section on “Investment Strategies Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. If a Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by Payden in accordance with established procedures, or, as permitted by applicable regulation, enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better

12	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

Each Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB–), Moody’s (at least Baa3) or Fitch (at least BBB–), or are securities determined by Payden to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

U.S. GOVERNMENT AND AGENCY SECURITIES

Each Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, each Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” To the extent a Fund invests in GSEs, the Fund primarily invests in securities issued by one or more of the following GSEs:

ª

The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

ª

Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Funds. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Senior Preferred Stock Purchase Agreement), as discussed below.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC. The Senior Preferred Stock Purchase Agreement is expected to provide FNMA and FHLMC with the necessary cash resources to meet their obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

ª

The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

ª

The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

EXCHANGE-TRADED FUNDS

Each Fund may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	13

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the Chicago Board Options Exchange, Nasdaq and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by a Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

INFLATION-INDEXED SECURITIES

Each Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation — a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return” — a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and an investing Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES

Each Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages. Each Fund may also invest in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to an investing Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES

Each Fund may invest in U.S. asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. Each Fund may also invest in foreign asset-backed securities. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

DELAYED DELIVERY TRANSACTIONS

Each Fund may engage in delayed delivery transactions. These transactions involve a Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, a Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

14	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

TEMPORARY DEFENSIVE MEASURES

During times when Payden believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help a Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

A Fund’s annual turnover rate indicates changes in its portfolio investments. Payden will sell a security when appropriate and consistent with a Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. No Fund can accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Each Fund’s annual portfolio turnover rates are noted in the Financial Highlights for that Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Each Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Funds, a copy of which is available, free of charge, on the Funds’ Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES

Each Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Payden, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden is an investment counseling firm founded in 1983, and has approximately $83 billion of assets under management as of February 28, 2014.

Investment Policy Committee. Payden’s Investment Policy Committee is responsible for defining the broad investment parameters of the Funds, including, for example, the types of strategies to be employed and the range of securities acceptable for investment by the Funds. The Committee is comprised of Kristin Ceva, Nigel Jenkins, Asha Joshi, Brian Matthews, Joan Payden, Michael Salvay, James Sarni, Mary Beth Syal, Scott Weiner and James Wong.

Kristin Ceva is a Managing Principal who joined Payden in 1998 and has 22 years experience in the investment management business. Nigel Jenkins is a Principal. He joined Payden in 2006 and has 25 years experience in the investment management business. Asha Joshi is a Managing Principal. She joined Payden in 1994 and has 29 years experience in the investment management business. Brian Matthews is a Managing Principal who joined Payden in 1986 and has 32 years experience in the investment management business. Joan Payden is the President, CEO and founder of Payden. She has over 40 years experience in the investment management business. Michael Salvay is a Managing Principal who joined Payden in 1997 and has 29 years experience in the investment management business. James Sarni is a Managing Principal. He joined Payden in 1991 and has 31 years experience in the investment management business. Mary Beth Syal is a Managing Principal who joined Payden in 1991 and has 29 years experience in the investment management business. Scott Weiner is a Managing Principal. He joined Payden in 1993 and has 30 years experience in the investment management business. Mr. Wong is a Principal who joined Payden in 1995 and has 22 years experience in the investment management business.

Fund Portfolio Managers. Payden follows a team approach in the management of the Funds, in which different teams of Payden personnel are responsible for the day-to-day management of the Funds within the broad investment parameters established by the Investment Policy Committee. Each team meets regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the strategy, including a particular Fund or group of Funds. The portfolio managers, who are generally team leaders or senior investment personnel on the team, are supported by other members of the team. These include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time.

Prospectus	MANAGEMENT OF THE FUND	15

The current portfolio managers for each of the Funds are as follows:

Floating Rate Fund. Sabur Moini, a Principal and portfolio manager, has been with Payden since 2000 and in the investment management business for 21 years. He has overall responsibility over the broad aspects of the Fund’s investments, and he and Jordan Lopez, Chartered Financial Analyst (“CFA”), a Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Lopez has been with Payden and in the investment management business since 2004.

Emerging Markets Bond Fund. Kristin Ceva, CFA, has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian and Vladimir Milev, each a CFA, Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment. Mr. Hovsepian has been with Payden since 2004 and in the investment management business for 19 years. Mr. Milev has been with Payden and in the investment management business since 2003.

Emerging Markets Corporate Bond Fund. Kristin Ceva, CFA, has overall responsibility over the broad aspects of the Fund’s investments, and she, together with Arthur Hovsepian, Natalie Trevithick and Vladimir Milev, each a CFA, Senior Vice President and portfolio manager, deal with portfolio construction, broad security selection and risk assessment.

The Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Funds.

As indicated above under the “Fees and Expenses” section for each Fund, Payden has contractually agreed to temporarily limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) of each Fund to the percentage indicated of the Fund’s daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2015; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”). Each Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for any Fund in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above.

For the fiscal year ended October 31, 2013, with respect to the Payden Emerging Markets Bond Fund, Payden earned a fee equal to 0.43% of the Fund’s average net assets, net of expense reimbursements or fee waivers. The Payden Floating Rate Fund and Payden Emerging Markets Corporate Bond Fund were not open during the fiscal year ended October 31, 2013.

A discussion regarding the basis for the approval by the P&R Trust’s Board of Trustees of the Investment Advisory Agreement for each Fund is available in the Funds’ Annual Report for the fiscal year ended October 31, 2013, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Funds’ Internet site at payden.com.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES: NET ASSET VALUE

The net asset value per share of each Fund, is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Debt Securities. Domestic and foreign debt securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Investment Company Securities. In valuing a Fund’s investment in another company that is (1) an investment company, or (2) would be an investment company but for the exceptions provided in the Investment Company Act (an “Acquired Fund”), the Fund uses the net asset value per share of the Acquired Fund.

Derivatives. Options, futures, swaps and other similar instruments are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by pricing services, quotes obtained from brokers and dealers and market trades in the case of other debt securities.

Fair Value Pricing. Debt or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of

16	SHAREHOLDER INFORMATION	Payden Mutual Funds

Trustees of the P&R Trust that are applicable to each of the Funds. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity ratio for debt securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of a Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund in question. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market; (2) whether based on that determination the Fund should be subject to fair value pricing; and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If a Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES

You may purchase shares of each Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the Funds’ address provided below. You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

By Check

1. Complete the New Account Application.

2. Make the check payable to the “Payden Funds” and mail the check, along with the application, to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

By Federal Funds Wire

1. Complete the New Account Application and mail it to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

Prospectus	SHAREHOLDER INFORMATION	17

2. Wire funds to the Transfer Agent as follows when the application has been processed:

UMB Bank,

N.A. 1010 Grand Blvd.

Kansas City, MO 64106

ABA 101000695

DDA 9871063062

Credit to: Payden Funds

For further credit to: Investor Mutual Fund Account Number

Name or Account Registration

Payden Emerging Markets Bond Fund

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order. It will accept purchase orders only on days on which the Fund is open for business.

Each Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of a Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Funds’ Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. Each Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to each of the Funds, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the particular Fund’s assets, over time these fees will increase the cost of your investment in that Fund.

Tax-sheltered Retirement Plans. Each Fund accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Funds do not provide fiduciary administration or custody for such plans. The Funds charge an Annual IRA Maintenance Fee of $12.50 per Fund. The fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

Exchange Privilege. Shares of each Fund may be exchanged for shares of any other mutual fund of the P&R Trust. The minimum amount for any exchange of shares of a Fund for shares of any other mutual fund of the P&R Trust is $250, provided that the minimum initial investment amount has been met. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.

In general, a Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Funds’ Internet site, at payden.com, using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program to automatically redeem a fixed amount from one Fund for investment in another mutual fund of the P&R Trust on a regular basis. Each Fund may modify or discontinue this exchange privilege at any time on 60 days notice. Each Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the

18	SHAREHOLDER INFORMATION	Payden Mutual Funds

New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Funds by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

By electing the telephone privilege, you may be giving up some security. However, the Funds employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. Each Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Automated Investment Programs. You may use two programs for automated investments in any of the Funds.

Electronic Investment Program. You may elect to make investments in any Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment. You have two investment options under this program. For either investment option, you must first meet the minimum initial investment amount, which may be made by check or wire; thereafter, additional investments through the ACH must be at least $250.

Under the first option, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day.

Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. If the Fund receives your telephone request or Internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or Internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

ª	Your financial institution must be a member of the ACH.

ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

ª

You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Automatic Exchange Program. With respect to any Fund offered in this Prospectus, you may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in any other mutual fund of the P&R Trust on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000, provided that the minimum initial investment amount has been met) and to identify the other mutual funds of the P&R Trust. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information. Each Fund issues full and fractional shares, but does not issue certificates. Each Fund may not be available in all jurisdictions. Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures a Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by each of the Funds in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Prospectus	SHAREHOLDER INFORMATION	19

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

Each Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

Each Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds’ Internet site at payden.com.

Redemption requests by telephone or via the Internet may not exceed $100,000. The Funds generally do not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Funds’ Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $16.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of each of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

Each Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, each Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES

Frequent purchases and redemptions of shares of any of the Funds by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to particular Funds. For those Funds that may invest in overseas markets, there may be risks associated with time-zone arbitrage. For certain fixed income funds, such as the Payden Emerging Markets Bond Fund, with greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund’s net asset value over short periods of time.

As a result, the Board of Trustees of the P&R Trust has adopted policies and procedures designed to discourage frequent trading of shares of the Funds by Fund shareholders. For each Fund, the Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading may differ by Fund based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating

20	SHAREHOLDER INFORMATION	Payden Mutual Funds

expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

None of the Funds has any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that each Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS

Each of the Funds declares and distributes dividends monthly.

Each Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. Each Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION

Dividends paid by all Funds, and distributions paid by all Funds from long-term capital gains, are taxable to you. Dividends are taxable to you whether received in cash or additional shares. Any short-term capital gains or taxable interest income, therefore, will be taxable to you as ordinary income. The Funds may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of any Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of a Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. Each Fund respects the right of privacy of each of its shareholders. The Funds also believe that each shareholder expects the Funds to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Funds’ Privacy Notice directed to its shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, e-mail the Funds at payden@umb.com, visit the Funds’ Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

Prospectus	APPENDIX A	21

Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

22	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

Prospectus	APPENDIX A	23

Description of Ratings (continued)

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable U.S. Government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

24	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

MUNICIPAL BOND RATINGS

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

Prospectus	APPENDIX B	25

Privacy Notice

The Funds respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information

To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards

We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties

We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.

In this regard, we may disclose such information to our affiliates, including the Funds’ investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

26	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the Institutional Class of the Payden Emerging Markets Bond Fund through October 31, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders dated October 31, 2013 and is incorporated by reference in the Funds’ Statement of Additional Information, which is available upon request. The Payden Floating Rate Fund and Payden Emerging Markets Corporate Bond Fund were not open during the fiscal year ended October 31, 2013.

PAYDEN EMERGING MARKETS BOND FUND — INSTITUTIONAL CLASS

(For the Share Outstanding for the Period Ended October 31st)

	2013	2012
Net asset value – beginning of period	$15.42	$14.47

Income (loss) from investment activities:
Net investment income	0.81	0.44
Net realized and unrealized gains (losses)	(1.27)	0.99

Total from investment activities	(0.46)	1.43

Distributions to shareholders:
From net investment income	(0.84)	(0.48)
From net realized gains	(0.25)
Return of capital

Total distributions to shareholders	(1.09)	(0.48)

Proceeds from redemption fees

Net asset value – end of period	$13.87	$15.42

Total return	(3.23)%	10.04	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$399,432	$449,295
Ratio of gross expense to average net assets	0.76%	0.76	%(2)
Ratio of net expense to average net assets	0.69%	0.69	%(2)
Ratio of investment income (loss) less gross expenses to average net assets	5.40%	5.30	%(2)
Ratio of net investment income to average net assets	5.47%	5.37	%(2)
Portfolio turnover rate	95%	74%

The Class commenced operations April 9, 2012.

(1)	Not annualized
(2)	Annualized

INVESTMENT ADVISER

Payden & Rygel 333 South Grand Avenue Los Angeles, California 90071

ADMINISTRATOR

Treasury Plus, Inc. 333 South Grand Avenue Los Angeles, California 90071

DISTRIBUTOR

Payden & Rygel Distributors 333 South Grand Avenue Los Angeles, California 90071

CUSTODIAN

The Bank of New York Mellon One Boston Place Boston, Massachusetts 02109

TRANSFER AGENT

UMB Fund Services, Inc. 803 West Michigan Street, Suite A Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP 111 South Wacker Drive Chicago, Illinois 60606

COUNSEL

Paul Hastings LLP 515 South Flower Street, 25th Floor Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Funds contain detailed information on each Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about each of the Funds, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports for the Funds and the SAI, or request other information and discuss your questions about any of the Funds, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Funds’ Internet site at payden.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

PROSPECTUS

FEBRUARY 28, 2014

Payden/Kravitz Cash Balance Plan Fund (Adviser Class — Ticker Symbol PKCBX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2	FUND SUMMARY	Payden Mutual Funds

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

INVESTMENT OBJECTIVE:

The Fund seeks income and total return consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Other Expenses	0.15%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses[1]	1.50%

[1]

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) has contractually agreed that, for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.25%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 211% of the average value of its long-term holdings. This turnover rate includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding those transactions, portfolio turnover rate for the Fund would have been 151%. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.

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The Fund invests at least 80% of its total assets in a wide variety of debt instruments and income-producing securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (4) convertible bonds and preferred stock; and (5) real estate investment trusts.

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The Fund may invest up to 50% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden/Kravitz determines to be of comparable quality.

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The Fund may invest up to 40% of its total assets in securities issued by governments, agencies and instrumentalities of emerging market countries, and other issuers organized or headquartered in emerging market countries.

ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund invests in securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

Prospectus	FUND SUMMARY	3

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

ª	The Fund may also invest in equity securities of U.S. and foreign companies.
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The Fund may invest in derivative instruments, such as option contracts on individual stocks, indices or exchange-traded funds, futures contracts, currency forward contracts and swap agreements, including interest rate swaps, principally to hedge market risk, but also to efficiently add specific sector, currency, interest rate or style exposure to the Fund.

ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. To the extent that the Fund invests in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

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Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

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Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

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Below Investment Grade Credit. Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

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Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.

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Derivatives. As indicated above, even though the Fund may use derivative instruments mainly as a hedging mechanism, the use of derivative instruments, such as options, futures or swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional instruments. For example, the use of a derivative instrument involves the risk that the Fund may sustain a loss due to the failure of the counterparty to the contract to make required payments or to otherwise comply with the contract’s terms. Also, because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

4	FUND SUMMARY	Payden Mutual Funds

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

As noted above in the “Principal Investment Strategies” discussion, the Fund expects in particular to use currency contracts, options contracts, futures contracts and swap agreements. To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time. Turning to futures or options contracts, a purchase or sale of a futures or options contract may result in losses in excess of the amount invested in the futures contract. In addition, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. Similarly, there are significant differences between the securities markets and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. With respect to interest rate swaps, a key risk is the extent to which Payden/Kravitz, as the Fund’s investment adviser, has correctly forecast interest rates. If rates do not move as expected, the Fund might have been in a better position if it had not entered into the transaction at all.

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Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the 30-Year U.S. Treasury Bond Yield.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the five-year period, the Fund’s best quarter was 3rdQ 2012 (3.12%), and the worst quarter was 3rdQ 2011 (–3.18%).

Average Annual Returns Through 12/31/13	1 Year	5 Years	Inception (9/22/08)
Payden/Kravitz Cash Balance Plan Fund

Before Taxes	–1.24%	2.50%	2.66%

After Taxes on Distributions	–2.28%	1.79%	1.95%

After Taxes on Distributions and Sale of Fund Shares	–0.70%	1.66%	1.80%
30-Year U.S. Treasury Bond Yield	2.88%	3.52%	3.58%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden/Kravitz Investment Advisers LLC is the Fund’s investment adviser. Payden/Kravitz is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”).

Portfolio Managers. Brian Matthews, Scott Weiner and Brad Boyd serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst (“CFA”), is a Managing Principal of Payden, which he joined in 1986. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. Mr. Boyd, CFA, is a Senior Vice President of Payden, which he joined in 2002.

Prospectus	FUND SUMMARY	5

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

6	OVERVIEW OF THE FUND AND CASH BALANCE PENSION PLANS	Payden Mutual Funds

The Payden/Kravitz Cash Balance Plan Fund (the “Fund”) is designed for investment by cash balance pension plans.

What are cash balance pension plans? Cash balance pension plans are defined benefit plans (i.e., pension plans that provide specific benefits at retirement for each eligible participant) that define promised benefits in terms of stated account balances. A cash balance plan specifies the amount of contribution to be credited to each plan participant, and further provides that each plan participant’s account will be credited with a specified rate of interest (the “interest credit”), which is not dependent on the plan’s investment performance.

However, by law, the interest credit cannot exceed a “market rate of return,” and the market rate of return is determined by reference to the rate of return on one of several securities, or group of securities, identified by Internal Revenue Service regulation, which also provides how to calculate the market rate of return. At the beginning of each year, the plan calculates the market rate of return for the designated reference security or group of securities, and the interest credit for that calendar year is then set at a rate that does not exceed the referenced market rate of return. This then becomes the target rate of return for the plan’s investments. All plan assets are invested together so that there are no individual investment choices by plan participants.

If a plan’s investment earnings exceed the plan’s interest credit, the plan uses the excess earnings to reduce future employer contributions. Conversely, if a plan’s investment earnings are less than the interest credit, then future employer contributions are increased; however, the shortfall is typically allocated over five years.

The Fund has adopted the yield on the 30-year U.S. Treasury bond as its reference market rate of return. This rate of return is the one most widely selected by cash balance pension plans.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	7

You have just read the Fund Summary for the Fund, which sets forth the Fund’s Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks, and discusses the types of securities and investment techniques used in implementing the Fund’s Principal Investment Strategies.

This section of the Prospectus provides further discussion on some of those securities and investment techniques, as well as discussing other securities and investment techniques that may be applicable to the Fund.

This section also discusses the policies on the disclosure of the Fund’s portfolio holdings.

U.S. GOVERNMENT AND AGENCY SECURITIES

The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Fund primarily invests in securities issued by one or more of the following GSEs:

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The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

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Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Fund. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Senior Preferred Stock Purchase Agreement), as described below.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC. The Senior Preferred Stock Purchase Agreement is expected to provide FNMA and FHLMC with the necessary cash resources to meet their obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

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The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

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The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

The Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities determined by Payden/Kravitz to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS

The Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than transactions in U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

8	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will not generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS

The Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITARY RECEIPTS

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in currencies different from those of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DERIVATIVE INSTRUMENTS

The Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	9

the company on which the credit default swap is based. If the Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by Payden/Kravitz in accordance with established procedures, or, as permitted by applicable regulation, enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, Payden/Kravitz may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If Payden/Kravitz incorrectly forecasts the values of securities, currencies, interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

MORTGAGE-BACKED SECURITIES

The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages, and in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES

The Fund may invest in U.S. and foreign asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of the pools of loans such as motor vehicle retail installment sales contracts or credit card receivables. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

10	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation—a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and the Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

EXCHANGE-TRADED FUNDS

The Fund may invest in exchange-traded funds (“ETFs”) subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the Chicago Board Options Exchange, Nasdaq and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. ETF shares may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

REAL ESTATE COMPANIES

The Fund may invest in equity securities issued by real estate companies, which the Fund defines as companies that (1) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (2) have at least 50% of their assets in such real estate. Real estate equity securities can consist of (A) common stocks, including shares of real estate investment trusts (“REITs,” which are a type of U.S. real estate company) or shares of similar U.S. or non-U.S. REIT-like entities; (B) rights or warrants to purchase common stocks; (C) securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value; and (D) preferred stocks.

REITs. A REIT is a type of U.S. real estate company that pools investors’ funds to own, and usually operate, income-producing real estate, or to invest in real estate related loans or interests. REITs are not subject to U.S. corporate income tax, provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Although the Fund will not invest in real estate directly, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include, but are not limited to, declines in the value of real estate, risks related to general local and economic conditions, possible lack of availability of mortgage funds, overbuilding, extended property vacancies, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986 or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Non-U.S. Real Estate Companies. Non-U.S. real estate companies may have characteristics that are similar to those of REITs, as a number of countries have approved, or are considering approving, the establishment of REIT-like entities which would not be subject to corporate income tax in their home countries, provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	11

DELAYED DELIVERY TRANSACTIONS

The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

TEMPORARY DEFENSIVE MEASURES

During times when Payden/Kravitz believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Fund’s annual turnover rate indicates changes in its portfolio investments. Payden/Kravitz will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The annual portfolio turnover rate for the Fund is noted in the Financial Highlights for the Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES

The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

12	MANAGEMENT OF THE FUND	Payden Mutual Funds

Payden/Kravitz, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden/Kravitz, which was founded in 2008 for the initial purpose of providing investment management services to the Fund, is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”). As of February 28, 2014, Payden/Kravitz has approximately $224 million of assets under management. Payden is an investment counseling firm founded in 1983, and as of February 28, 2014, has approximately $83 billion of assets under management. Kravitz is an investment counseling firm founded in 2005, and as of February 28, 2014, has approximately $460 million of assets under management. Kravitz focuses on the cash balance pension plan segment of the market.

Portfolio Managers. Brian Matthews, Scott Weiner and Brad Boyd serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst (“CFA”), is a Managing Principal of Payden, which he joined in 1986. Mr. Matthews also serves as Chief Investment Officer of Payden/Kravitz. He has 32 years of experience in the investment management business. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. He has 30 years of experience in the investment management business. Mr. Boyd, CFA, is a Senior Vice President of Payden, which he joined in 2002. He has 14 years of experience in the investment management business. Together, they have overall responsibility for the Fund’s investments, including portfolio construction, broad security selection and risk assessment.

With respect to the portfolio managers listed above, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Fund.

The Investment Advisory Agreement provides that Payden/Kravitz receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. As indicated under the “Fees and Expenses” section above, Payden/Kravitz has contractually agreed with respect to the Fund’s Adviser Class that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed 1.25%.

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above. For the fiscal year ended October 31, 2013, Payden/Kravitz earned a fee from the Fund of 0.90%.

A discussion regarding the basis for the approval by the Board of Trustees of The Payden & Rygel Investment Group (the "P&R Trust") of the Investment Advisory Agreement for the Fund is available in the Fund’s Annual Report for the fiscal period ended October 31, 2013, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

Prospectus	SHAREHOLDER INFORMATION	13

PRICING OF FUND SHARES: NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund attributable to the class by the number of shares outstanding in that class and rounding to the nearest penny.

Debt Securities. Domestic and foreign debt securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Derivatives. Options, futures, swaps and other similar instruments are valued at the official closing price in the case of exchange-traded derivatives or on the basis of information provided by pricing services, quotes obtained from brokers and dealers and market trades in the case of other debt securities.

Fair Value Pricing. Debt or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines developed by the Board of Trustees of the P&R Trust that are applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for debt securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the P&R Trust’s Board of Trustees determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing; and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the Fund’s broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market; (2) whether based on that determination the Fund should be subject to fair value pricing; and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the Fund’s address provided below. You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your

14	SHAREHOLDER INFORMATION	Payden Mutual Funds

behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

Minimum Investments

The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

By Check

1. Complete the New Account Application.

2. Make the check payable to the “Payden Funds” and mail the check, along with the application, to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

By Federal Funds Wire

1. Complete the New Account Application and mail it to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

UMB Bank, N.A.

1010 Grand Blvd.

Kansas City, MO 64106

ABA 101000695

DDA 9871063062

Credit to: Payden Funds

For further credit to: Investor Mutual Fund Account Number

Name or Account Registration

Payden/Kravitz Cash Balance Plan Fund

3. Please call 1-800-572-9336 to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order. It will accept purchase orders only on days on which the Fund is open for business.

The Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund may change on days when you cannot purchase or redeem such shares if a significant portion of the Fund’s portfolio assets are listed on foreign exchanges that trade on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Fund’s Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund’s average daily net assets invested through the intermediary.

Prospectus	SHAREHOLDER INFORMATION	15

Rule 12b-1 Distribution Plan. The P&R Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Adviser Class to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Fund’s distributor and others for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.25% of the average daily net assets of the Adviser Class of the Fund. As indicated in the table in the “Fees and Expenses” discussion for the Fund, this fee is included in the Total Annual Fund Operating Expenses for the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more then paying other types of sales charges.

Other Purchase Information. The Fund issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions.

A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares on days when the Fund is open for business by contacting the Fund in writing, by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. The Fund does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $16.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

16	SHAREHOLDER INFORMATION	Payden Mutual Funds

The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES

Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. When the Fund invests in overseas markets, there may be risks associated with time-zone arbitrage.

As a result, the Board of Trustees has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders. The Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes dividends to shareholders annually.

The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION

Unless you are exempt from taxation, dividends paid by the Fund, and distributions paid by the Fund from long-term capital gains, are taxable to you. Dividends are taxable to you whether received in cash or additional shares. Any short-term capital gains or taxable interest income would be taxable as ordinary income. The Fund may incur foreign income taxes in connection with some of its foreign investments, and may credit certain of these taxes to you. Your sale of the Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in the Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Fund’s Privacy Notice.

Shareholder Inquiries. For information, call 1-800-572-9336, e-mail the Fund at payden@umb.com visit the Fund’s Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

Prospectus	APPENDIX A	17

Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

18	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

Prospectus	APPENDIX A	19

Description of Ratings (continued)

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

20	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

MUNICIPAL BOND RATINGS

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

Prospectus	APPENDIX B	21

Privacy Notice

The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information

To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards

We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties

We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.

In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Payden/Kravitz Investment Advisers LLC; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

22	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the Fund for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders dated October 31, 2013 and is incorporated by reference in the Funds’ Statement of Additional Information, which is available upon request.

For the Share Outstanding for the periods ended October 31st.

	2013		2012		2011	2010	2009
Net asset value – beginning of period	$10.93		$10.54		$10.71	$10.40	$10.05

Income (loss) from investment activities:
Net investment income	0.20		0.27		0.16	0.19	0.11
Net realized and unrealized gains (losses)	(0.38)		0.34		(0.15)	0.22	0.35

Total from investment activities	(0.18)		0.61		0.01	0.41	0.46

Distributions to shareholders:
From net investment income	(0.21)		(0.22)		(0.18)	(0.07)	(0.07)
From net realized gains	—		—		—	(0.03)	(0.04)

Total distributions to shareholders	(0.21)		(0.22)		(0.18)	(0.10)	(0.11)

Net asset value – end of period	$10.54		$10.93		$10.54	$10.71	$10.40

Total return	(1.66)%		5.88%		0.13%	4.02%	4.54%

Ratios/supplemental data:
Net assets, end of period (000s)	$63,403		$57,967		$57,324	$33,881	$18,233
Ratio of gross expense to average net assets	1.70%		1.81%		1.88%	2.24%	3.13%
Ratio of net expense to average net assets	1.50%		1.50%		1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	1.78%		2.59%		2.24%	1.74%	(0.46)%
Ratio of net investment income to average net assets	1.98%		2.90%		2.62%	2.48%	1.17%
Portfolio turnover rate	211	%(1)	687	%(2)	88%	141%	124%

The class commenced operations on September 22, 2008.

(1)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

(2)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

INVESTMENT ADVISER

Payden/Kravitz Investment Advisers LLC

333 South Grand Avenue

Los Angeles, California 90071

ADMINISTRATOR

Treasury Plus, Inc.

333 South Grand Avenue

Los Angeles, California 90071

DISTRIBUTOR

Payden & Rygel Distributors

333 South Grand Avenue

Los Angeles, California 90071

CUSTODIAN

The Bank of New York Mellon

One Boston Place

Boston, Massachusetts 02109

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

COUNSEL

Paul Hastings LLP

515 South Flower Street, 25th Floor

Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Fund contain detailed information on the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of the Annual and Semi-Annual Reports for the Fund and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Fund’s Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

PROSPECTUS

FEBRUARY 28, 2014

Payden/Kravitz Cash Balance Plan Fund

(Retirement Class — Ticker Symbol PKCRX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2	FUND SUMMARY	Payden Mutual Funds

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

INVESTMENT OBJECTIVE:

The Fund seeks income and total return consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Other Expenses	0.15%
Distribution (12b-1) Fees	0.50%
Total Annual Fund Operating Expenses[1]	1.75%

[1]

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) has contractually agreed that, for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.25%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 211% of the average value of its long-term holdings. This turnover rate includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding those transactions, portfolio turnover rate for the Fund would have been 151%. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.

ª

The Fund invests at least 80% of its total assets in a wide variety of debt instruments and income-producing securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (4) convertible bonds and preferred stock; and (5) real estate investment trusts.

ª

The Fund may invest up to 50% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden/Kravitz determines to be of comparable quality.

ª

The Fund may invest up to 40% of its total assets in securities issued by governments, agencies and instrumentalities of emerging market countries, and other issuers organized or headquartered in emerging market countries.

ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity.
ª	The Fund invests in securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

Prospectus	FUND SUMMARY	3

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

ª	The Fund may also invest in equity securities of U.S. and foreign companies.
ª

The Fund may invest in derivative instruments, such as option contracts on individual stocks, indices or exchange-traded funds, futures contracts, currency forward contracts and swap agreements, including interest rate swaps, principally to hedge market risk, but also to efficiently add specific sector, currency, interest rate or style exposure to the Fund.

ª	The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª

Interest Rates. To the extent that the Fund invests in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

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Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

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Below Investment Grade Credit. Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

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Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.

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Derivatives. As indicated above, even though the Fund may use derivative instruments mainly as a hedging mechanism, the use of derivative instruments, such as options, futures or swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional instruments. For example, the use of a derivative instrument involves the risk that the Fund may sustain a loss due to the failure of the counterparty to the contract to make required payments or to otherwise comply with the contract’s terms. Also, because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

4	FUND SUMMARY	Payden Mutual Funds

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

As noted above in the “Principal Investment Strategies” discussion, the Fund expects in particular to use currency contracts, options contracts, futures contracts and swap agreements. To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time. Turning to futures or options contracts, a purchase or sale of a futures or options contract may result in losses in excess of the amount invested in the futures contract. In addition, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. Similarly, there are significant differences between the securities markets and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. With respect to interest rate swaps, a key risk is the extent to which Payden/Kravitz, as the Fund’s investment adviser, has correctly forecast interest rates. If rates do not move as expected, the Fund might have been in a better position if it had not entered into the transaction at all.

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Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the 30-Year U.S. Treasury Bond Yield.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 3rdQ 2012 (3.12%), and the worst quarter was 3rdQ 2011 (–3.17%).

Average Annual Returns Through 12/31/13	1 Year	Inception (4/6/09)
Payden/Kravitz Cash Balance Plan Fund

Before Taxes	-1.61%	2.05%

After Taxes on Distributions	-2.57%	1.34%

After Taxes on Distributions and Sale of Fund Shares	-0.91%	1.32%

30-Year U.S. Treasury Bond Yield	2.88%	3.58%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden/Kravitz Investment Advisers LLC is the Fund’s investment adviser. Payden/Kravitz is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”).

Portfolio Managers. Brian Matthews, Scott Weiner and Brad Boyd serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst (“CFA”), is a Managing Principal of Payden, which he joined in 1986. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. Mr. Boyd, CFA, is a Senior Vice President of Payden, which he joined in 2002.

Prospectus	FUND SUMMARY	5

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

6	OVERVIEW OF THE FUND AND CASH BALANCE PENSION PLANS	Payden Mutual Funds

The Payden/Kravitz Cash Balance Plan Fund (the “Fund”) is designed for investment by cash balance pension plans.

What are cash balance pension plans? Cash balance pension plans are defined benefit plans (i.e., pension plans that provide specific benefits at retirement for each eligible participant) that define promised benefits in terms of stated account balances. A cash balance plan specifies the amount of contribution to be credited to each plan participant, and further provides that each plan participant’s account will be credited with a specified rate of interest (the “interest credit”), which is not dependent on the plan’s investment performance.

However, by law, the interest credit cannot exceed a “market rate of return,” and the market rate of return is determined by reference to the rate of return on one of several securities, or group of securities, identified by Internal Revenue Service regulation, which also provides how to calculate the market rate of return. At the beginning of each year, the plan calculates the market rate of return for the designated reference security or group of securities, and the interest credit for that calendar year is then set at a rate that does not exceed the referenced market rate of return. This then becomes the target rate of return for the plan’s investments. All plan assets are invested together so that there are no individual investment choices by plan participants.

If a plan’s investment earnings exceed the plan’s interest credit, the plan uses the excess earnings to reduce future employer contributions. Conversely, if a plan’s investment earnings are less than the interest credit, then future employer contributions are increased; however, the shortfall is typically allocated over five years.

The Fund has adopted the yield on the 30-year U.S. Treasury bond as its reference market rate of return. This rate of return is the one most widely selected by cash balance pension plans.

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	7

You have just read the Fund Summary for the Fund, which sets forth the Fund’s Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks, and discusses the types of securities and investment techniques used in implementing the Fund’s Principal Investment Strategies.

This section of the Prospectus provides further discussion on some of those securities and investment techniques, as well as discussing other securities and investment techniques that may be applicable to the Fund.

This section also discusses the policies on the disclosure of the Fund’s portfolio holdings.

U.S. GOVERNMENT AND AGENCY SECURITIES

The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Fund primarily invests in securities issued by one or more of the following GSEs:

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The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

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Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Fund. These securities are not backed by the full faith and credit of the U.S. Government. However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Senior Preferred Stock Purchase Agreement), as described below.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC. The Senior Preferred Stock Purchase Agreement is expected to provide FNMA and FHLMC with the necessary cash resources to meet their obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

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The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

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The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

The Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities determined by Payden/Kravitz to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS

The Fund may invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than transactions in U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

8	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will not generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS

The Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITARY RECEIPTS

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in currencies different from those of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DERIVATIVE INSTRUMENTS

The Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	9

contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. If the Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by Payden/Kravitz in accordance with established procedures, or, as permitted by applicable regulation, enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, Payden/Kravitz may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If Payden/Kravitz incorrectly forecasts the values of securities, currencies, interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

MORTGAGE-BACKED SECURITIES

The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages, and in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES

The Fund may invest in U.S. and foreign asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of the pools of loans such as motor vehicle retail installment sales contracts or credit card receivables. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest

10	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	Payden Mutual Funds

rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation—a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and the Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

EXCHANGE-TRADED FUNDS

The Fund may invest in exchange-traded funds (“ETFs”) subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the Chicago Board Options Exchange, Nasdaq and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. ETF shares may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

REAL ESTATE COMPANIES

The Fund may invest in equity securities issued by real estate companies, which the Fund defines as companies that (1) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (2) have at least 50% of their assets in such real estate. Real estate equity securities can consist of (A) common stocks, including shares of real estate investment trusts (“REITs,” which are a type of U.S. real estate company) or shares of similar U.S. or non-U.S. REIT-like entities; (B) rights or warrants to purchase common stocks; (C) securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value; and (D) preferred stocks.

REITs. A REIT is a type of U.S. real estate company that pools investors’ funds to own, and usually operate, income-producing real estate, or to invest in real estate related loans or interests. REITs are not subject to U.S. corporate income tax, provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Although the Fund will not invest in real estate directly, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include, but are not limited to, declines in the value of real estate, risks related to general local and economic conditions, possible lack of availability of mortgage funds, overbuilding, extended property vacancies, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986 or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Non-U.S. Real Estate Companies. Non-U.S. real estate companies may have characteristics that are similar to those of REITs, as a number of countries have approved, or are considering approving, the establishment of REIT-like entities which would not be

Prospectus	MORE ABOUT INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	11

subject to corporate income tax in their home countries, provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

DELAYED DELIVERY TRANSACTIONS

The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

TEMPORARY DEFENSIVE MEASURES

During times when Payden/Kravitz believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Fund’s annual turnover rate indicates changes in its portfolio investments. Payden/Kravitz will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The annual portfolio turnover rate for the Fund is noted in the Financial Highlights for the Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES

The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

12	MANAGEMENT OF THE FUND	Payden Mutual Funds

Payden/Kravitz, located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden/Kravitz, which was founded in 2008 for the initial purpose of providing investment management services to the Fund, is a joint venture between Payden & Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”). As of February 28, 2014, Payden/Kravitz has approximately $224 million of assets under management. Payden is an investment counseling firm founded in 1983, and as of February 28, 2014, has approximately $83 billion of assets under management. Kravitz is an investment counseling firm founded in 2005, and as of February 28, 2014, has approximately $460 million of assets under management. Kravitz focuses on the cash balance pension plan segment of the market.

Portfolio Managers. Brian Matthews, Scott Weiner and Brad Boyd serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst (“CFA”), is a Managing Principal of Payden, which he joined in 1986. Mr. Matthews also serves as Chief Investment Officer of Payden/Kravitz. He has 32 years of experience in the investment management business. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. He has 30 years of experience in the investment management business. Mr. Boyd, CFA, is a Senior Vice President of Payden, which he joined in 2002. He has 14 years of experience in the investment management business. Together, they have overall responsibility for the Fund’s investments, including portfolio construction, broad security selection and risk assessment.

With respect to the portfolio managers listed above, the Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Fund.

The Investment Advisory Agreement provides that Payden/Kravitz receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. As indicated under the “Fees and Expenses” section above, Payden/Kravitz has contractually agreed with respect to the Fund’s Retirement Class that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding 12b-1 Distribution Fees, Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed 1.25%.

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above. For the fiscal year ended October 31, 2013, Payden/Kravitz earned a fee from the Fund of 0.90%.

A discussion regarding the basis for the approval by the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) of the Investment Advisory Agreement for the Fund is available in the Fund’s Annual Report for the fiscal period ended October 31, 2013, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

Prospectus	SHAREHOLDER INFORMATION	13

PRICING OF FUND SHARES: NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund attributable to the class by the number of shares outstanding in that class and rounding to the nearest penny.

Debt Securities. Domestic and foreign debt securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Derivatives. Options, futures, swaps and other similar instruments are valued at the official closing price in the case of exchange-traded derivatives or on the basis of information provided by pricing services, quotes obtained from brokers and dealers and market trades in the case of other debt securities.

Fair Value Pricing. Debt or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines developed by the Board of Trustees of the P&R Trust that are applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for debt securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the P&R Trust’s Board of Trustees determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing; and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the Fund’s broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market; (2) whether based on that determination the Fund should be subject to fair value pricing; and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the Fund’s address provided below. You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf ) in

14	SHAREHOLDER INFORMATION	Payden Mutual Funds

order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

Minimum Investments

The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

By Check

1. Complete the New Account Application.

2. Make the check payable to the “Payden Funds” and mail the check, along with the application, to:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

By Federal Funds Wire

1. Complete the New Account Application and mail it to:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

UMB Bank, N.A. 1010 Grand Blvd. Kansas City, MO 64106 ABA 101000695 DDA 9871063062 Credit to: Payden Funds

For further credit to: Investor Mutual Fund Account Number

Name or Account Registration

Payden/Kravitz Cash Balance Plan Fund

3. Please call 1-800-572-9336 to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order. It will accept purchase orders only on days on which the Fund is open for business.

The Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund may change on days when you cannot purchase or redeem such shares if a significant portion of the Fund’s portfolio assets are listed on foreign exchanges that trade on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Fund’s Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund’s average daily net assets invested through the intermediary.

Prospectus	SHAREHOLDER INFORMATION	15

Rule 12b-1 Distribution Plan. The P&R Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Retirement Class to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Fund’s distributor and others for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.50% of the average daily net assets of the Retirement Class of the Fund. As indicated in the table in the “Fees and Expenses” discussion for the Fund, this fee is included in the Total Annual Fund Operating Expenses for the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more then paying other types of sales charges.

Other Purchase Information. The Fund issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares on days when the Fund is open for business by contacting the Fund in writing, by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. The Fund does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application; (2) by calling 1-800-572-9336; or (3) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $16.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

16	SHAREHOLDER INFORMATION	Payden Mutual Funds

The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES

Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. When the Fund invests in overseas markets, there may be risks associated with time-zone arbitrage.

As a result, the Board of Trustees has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders. The Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes dividends to shareholders annually.

The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION

Unless you are exempt from taxation, dividends paid by the Fund, and distributions paid by the Fund from long-term capital gains, are taxable to you. Dividends are taxable to you whether received in cash or additional shares. Any short-term capital gains or taxable interest income would be taxable as ordinary income. The Fund may incur foreign income taxes in connection with some of its foreign investments, and may credit certain of these taxes to you. Your sale of the Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in the Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Fund’s Privacy Notice.

Shareholder Inquiries. For information, call 1-800-572-9336, e-mail the Fund at payden@umb.com, visit the Fund’s Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

Prospectus	APPENDIX A	17

Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

18	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

Prospectus	APPENDIX A	19

Description of Ratings (continued)

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

20	APPENDIX A	Payden Mutual Funds

Description of Ratings (continued)

MUNICIPAL BOND RATINGS

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

Prospectus	APPENDIX B	21

Privacy Notice

The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information

To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards

We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties

We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.

In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Payden/Kravitz Investment Advisers LLC; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

22	APPENDIX C	Payden Mutual Funds

Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the Fund for the past five years, or if shorter, the period of the Fund’s operations through October 31, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders dated October 31, 2013 and is incorporated by reference in the Funds’ Statement of Additional Information, which is available upon request.

For the Share Outstanding for the Periods Ended October 31st

	2013		2012		2011	2010	2009
Net asset value – beginning of period	$10.62		$10.26		$10.46	$10.18	$10.00

Income (loss) from investment activities:
Net investment income	0.19		0.21		0.16	0.14	(0.01)
Net realized and unrealized gains (losses)	(0.39)		0.36		(0.18)	0.24	0.19

Total from investment activities	(0.20)		0.57		(0.02)	0.38	0.18

Distributions to shareholders:
From net investment income	(0.21)		(0.21)		(0.18)	(0.07)	—
From net realized gains	—		—		—	(0.03)	—

Total distributions to shareholders	(0.21)		(0.21)		(0.18)	(0.10)	—

Net asset value – end of period	$10.21		$10.62		$10.26	$10.46	$10.18

Total return	(1.92)%		5.72%		(0.18%)	3.78%	1.80%

Ratios/supplemental data:
Net assets, end of period	$24,880		$23,049		$11,580	$3,838	$830
Ratio of gross expense to average net assets	1.95%		2.06%		2.12%	2.51%	3.56	%(2)
Ratio of net expense to average net assets	1.75%		1.75%		1.75%	1.75%	1.75	%(2)
Ratio of investment income less gross expenses to average net assets	1.53%		2.33%		2.05%	1.69%	(2.09	%)(2)
Ratio of net investment income to average net assets	1.73%		2.64%		2.42%	2.45%	(0.28	%)(2)
Portfolio turnover rate	211	%(3)	687	%(4)	88%	141%	124	%(2)

The class commenced operations on April 6, 2009.

(1)	Not annualized

(2)	Annualized

(3)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

INVESTMENT ADVISER

Payden/Kravitz Investment Advisers LLC

333 South Grand Avenue

Los Angeles, California 90071

ADMINISTRATOR

Treasury Plus, Inc.

333 South Grand Avenue

Los Angeles, California 90071

DISTRIBUTOR

Payden & Rygel Distributors

333 South Grand Avenue

Los Angeles, California 90071

CUSTODIAN

The Bank of New York Mellon

One Boston Place

Boston, Massachusetts 02109

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

COUNSEL

Paul Hastings LLP

515 South Flower Street, 25th Floor

Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Fund contain detailed information on the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of the Annual and Semi-Annual Reports for the Fund and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Fund’s Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

PROSPECTUS

FEBRUARY 28, 2014

Payden/Kravitz Cash Balance Plan Fund

(Institutional Class — Ticker Symbol PKBIX)

The U.S. Securities and
Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

FUND SUMMARY

Payden Mutual Funds

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

INVESTMENT OBJECTIVE:

The Fund seeks income and total return consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

  Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee

1.10
%

Other Expenses

0.15
%

Total Annual Fund Operating Expenses[1]

1.25
%

[1]

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) has contractually agreed that, for so long as it is the investment adviser to the Fund, the
Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.25%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the
Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year

3 Years

5 Years

10 Years

$127

$
397

$
686

$
1,511

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or
“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual
Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 211% of the average value of its long-term holdings. This turnover rate includes
U.S. Treasury securities purchased and sold prior to their settlement date; excluding those transactions, portfolio turnover rate for the Fund would have been 151%. Given the current economic environment and the normal implementation of the
Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

PRINCIPAL INVESTMENT STRATEGIES:

ª

The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-year U.S. Treasury Bond Yield. The Fund seeks to earn this rate each calendar year.

ª

The Fund invests at least 80% of its total assets in a wide variety of debt instruments and income-producing securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations
(such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the United States, regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax; (4) convertible bonds and preferred stock; and (5) real estate investment trusts.

ª

The Fund may invest up to 50% of its total assets in securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that Payden/Kravitz determines to be of comparable quality.

ª

The Fund may invest up to 40% of its total assets in securities issued by governments, agencies and instrumentalities of emerging market countries, and other issuers organized or headquartered in emerging market countries.

ª

  The Fund invests in debt securities of any maturity and there is no limit on the Fund’s minimum or maximum average portfolio maturity.

ª

  The Fund invests in securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S.
dollar.

Prospectus

FUND SUMMARY

3

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

ª

The Fund may also invest in equity securities of U.S. and foreign companies

ª

The Fund may invest in derivative instruments, such as option contracts on individual stocks, indices or exchange-traded funds, futures contracts, currency forward contracts and swap agreements, including interest rate swaps, principally to hedge market risk, but also to efficiently add specific sector, currency, interest rate or style exposure to the Fund.

ª

  The Fund is “non-diversified,” which means that Payden/Kravitz may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the
Fund:

ª

Interest Rates. To the extent that the Fund invests in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

ª

Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

ª

Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

ª

Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

ª

Below Investment Grade Credit. Below investment grade debt securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

ª

Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.

ª

Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

ª

Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.

ª

Derivatives. As indicated above, even though the Fund may use derivative instruments mainly as a hedging mechanism, the use of derivative instruments, such as options, futures or swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional instruments. For example, the use of a derivative instrument involves the risk that the Fund may sustain a loss due to the failure of the counterparty to the contract to make required payments or to otherwise comply with the contract’s terms. Also, because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested

4

FUND SUMMARY

Payden Mutual Funds

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

in the derivative itself. As noted above in the “Principal Investment Strategies” discussion, the Fund expects in particular to use currency contracts, options contracts, futures contracts and swap agreements. To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time. Turning to futures or options contracts, a purchase or sale of a futures or options contract may result in losses in excess of the amount invested in the futures contract. In addition, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. Similarly, there are significant differences between the securities markets and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. With respect to interest rate swaps, a key risk is the extent to which Payden/Kravitz, as the Fund’s investment adviser, has correctly forecast interest rates. If rates do not move as expected, the Fund might have been in a better position if it had not entered into the transaction at all.

ª

Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few—or even one—of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the
Fund’s average annual returns over time compare with those of a broad measure of market performance, the 30-Year U.S. Treasury Bond Yield.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund
Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the five-year period, the
Fund’s best quarter was 3rdQ 2012 (3.29%), and the worst quarter was 3rdQ 2011 (–3.07%).

Average Annual Returns Through 12/31/13

1 Year

5 Years

Inception (9/22/08)

Payden/Kravitz Cash Balance Plan Fund

Before Taxes

–1.08
%

2.72
%

2.90
%

After Taxes on Distributions

–2.21
%

1.98
%

2.16
%

After Taxes on Distributions and Sale of Fund Shares

–0.61
%

1.82
%

1.97
%

30-Year U.S. Treasury Bond Yield

2.88
%

3.52
%

3.58
%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden/Kravitz Investment Advisers LLC is the Fund’s investment adviser. Payden/Kravitz is a joint venture between Payden & Rygel (“Payden”) and
Kravitz Investment Services, Inc. (“Kravitz”).

Portfolio Managers. Brian Matthews, Scott Weiner and Brad
Boyd serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst (“CFA”), is a Managing Principal of Payden, which he joined in 1986. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993.
Mr. Boyd, CFA, is a Senior Vice President of Payden, which he joined in 2002.

Prospectus

FUND SUMMARY

5

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND (continued)

PURCHASE AND SALE OF FUND SHARES:

The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

You may redeem shares by contacting the Fund in writing, at Payden Mutual
Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at
payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as
ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

6

OVERVIEW OF THE FUND AND CASH BALANCE PENSION PLANS

Payden Mutual Funds

The Payden/Kravitz Cash Balance Plan Fund (the “Fund”) is designed for investment by cash balance pension plans.

What are cash balance pension plans? Cash balance pension plans are defined benefit plans
(i.e., pension plans that provide specific benefits at retirement for each eligible participant) that define promised benefits in terms of stated account balances. A cash balance plan specifies the amount of contribution to be credited to each plan participant, and further provides that each plan participant’s account will be credited with a specified rate of interest (the “interest credit”), which is not dependent on the plan’s investment performance.

However, by law, the interest credit cannot exceed a “market rate of return,” and the market rate of return is determined by reference to the rate of return on one of several securities, or group of securities, identified by Internal Revenue Service regulation, which also provides how to calculate the market rate of return. At the beginning of each year, the plan calculates the market rate of return for the designated reference security or group of securities, and the interest credit for that calendar year is then set at a rate that does not exceed the referenced market rate of return. This then becomes the target rate of return for the plan’s investments. All plan assets are invested together so that there are no individual investment choices by plan participants.

If a plan’s investment earnings exceed the plan’s interest credit, the plan uses the excess earnings to reduce future employer contributions. Conversely, if a plan’s investment earnings are less than the interest credit, then future employer contributions are increased; however, the shortfall is typically allocated over five years.

The Fund has adopted the yield on the 30-year U.S. Treasury bond as its reference market rate of return. This rate of return is the one most widely selected by cash balance pension plans.

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You have just read the Fund Summary for the Fund, which sets forth the Fund’s
Investment Objective, as well as its Principal Investment Strategies and Principal Investment Risks, and discusses the types of securities and investment techniques used in implementing the Fund’s Principal Investment Strategies.

This section of the Prospectus provides further discussion on some of those securities and investment techniques, as well as discussing other securities and investment techniques that may be applicable to the Fund.

This section also discusses the policies on
the disclosure of the Fund’s portfolio holdings.

U.S. GOVERNMENT AND AGENCY SECURITIES

The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the
U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the
U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as “GSEs.” The Fund primarily invests in securities issued by one or more of the following GSEs:

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The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

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Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Fund. These securities are not backed by the full faith and credit of the U.S. Government.
However, both FNMA and FHLMC benefit from a contractual agreement with the U.S. Treasury (the Senior Preferred Stock Purchase Agreement), as described below.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and
FHLMC. The Senior Preferred Stock Purchase Agreement is expected to provide FNMA and FHLMC with the necessary cash resources to meet their obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

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The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government.

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The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

The Fund may invest in below investment grade debt obligations (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities determined by
Payden/Kravitz to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS

The Fund may
invest in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements.
Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than transactions in U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

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Payden Mutual Funds

Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

The Fund normally conducts its foreign currency
exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will not generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by segregation with the Fund’s custodian of cash,
U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS

The Fund may invest in securities of issuers organized or
headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITARY RECEIPTS

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”), European Depositary Receipts
(“EDRs”) and Global Depositary Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in currencies different from those of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets.
ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DERIVATIVE INSTRUMENTS

The Fund may use derivative instruments for risk management
purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management
Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a
“counterparty”) to make required payments or otherwise comply with the

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contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. If the Fund sells credit default swaps, it will maintain sufficient liquidity to cover the entire notional amount of such swaps.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by Payden/Kravitz in accordance with established procedures, or, as permitted by applicable regulation, enter into certain offsetting positions, to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries)
are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, Payden/Kravitz may wish to retain the
Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market
and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If Payden/Kravitz incorrectly forecasts the values of securities, currencies, interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

MORTGAGE-BACKED SECURITIES

The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages, and in foreign mortgage-related securities. On the credit side, the market’s perception of the creditworthiness of the Federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal.
Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED SECURITIES

The Fund
may invest in U.S. and foreign asset-backed securities, which represent undivided fractional interests in trusts with assets consisting of the pools of loans such as motor vehicle retail installment sales contracts or credit card receivables.
On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest

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Payden Mutual Funds

rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

INFLATION-INDEXED SECURITIES

The
Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation—a rise in the general price level. Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor’s portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and the Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in “real” interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

EXCHANGE-TRADED FUNDS

The Fund
may invest in exchange-traded funds (“ETFs”) subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under “Investments in Exchange-Traded
Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.

ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index and the MSCI Europe Index. ETFs trade on the Chicago Board Options Exchange, Nasdaq and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. ETF shares may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

REAL ESTATE COMPANIES

The Fund
may invest in equity securities issued by real estate companies, which the Fund defines as companies that (1) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (2) have at least 50% of their assets in such real estate. Real estate equity securities can consist of (A) common stocks, including shares of real estate investment trusts (“REITs,” which are a type of U.S. real estate company) or shares of similar U.S. or non-U.S. REIT-like entities; (B) rights or warrants to purchase common stocks; (C) securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value; and (D) preferred stocks.

REITs. A REIT is a type of U.S. real estate company that pools investors’ funds to own, and usually operate, income-producing real estate, or to invest in real estate related loans or interests. REITs are not subject to U.S. corporate income tax, provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Although the Fund will not invest in real estate directly, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include, but are not limited to, declines in the value of real estate, risks related to general local and economic conditions, possible lack of availability of mortgage funds, overbuilding, extended property vacancies, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

In addition to the risks of securities linked to the real
estate industry, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue
Code of 1986 or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Non-U.S. Real Estate Companies. Non-U.S. real estate companies may have characteristics that are similar to those of REITs, as a number of countries have approved, or are considering approving, the establishment of REIT-like entities which would not be

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subject to corporate income tax in their home countries, provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

DELAYED DELIVERY TRANSACTIONS

The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

TEMPORARY DEFENSIVE MEASURES

During times when Payden/Kravitz believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The
Fund’s annual turnover rate indicates changes in its portfolio investments. Payden/Kravitz will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The annual portfolio turnover rate for the Fund is noted in the Financial Highlights for the Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund makes available listings of its
portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the
Fund’s Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES

The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this
Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

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MANAGEMENT OF THE FUND

Payden Mutual Funds

Payden/Kravitz located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden/Kravitz, which was founded in 2008 for the initial purpose of providing investment management services to the Fund, is a joint venture between Payden &
Rygel (“Payden”) and Kravitz Investment Services, Inc. (“Kravitz”). As of February 28, 2014, Payden/Kravitz has approximately $224 million of assets under management. Payden is an investment counseling firm founded in 1983, and as of February 28, 2014, has approximately $83 billion of assets under management. Kravitz is an investment counseling firm founded in 2005, and as of February 28 2014, has approximately $460 million of assets under management. Kravitz focuses on the cash balance pension plan segment of the market.

Portfolio Managers. Brian Matthews, Scott Weiner
and Brad Boyd serve as portfolio managers for the Fund. Mr. Matthews, Chartered Financial Analyst (“CFA”), is a Managing Principal of Payden, which he joined in 1986. Mr. Matthews also serves as Chief Investment Officer of
Payden/Kravitz. He has 32 years of experience in the investment management business. Mr. Weiner is a Managing Principal of Payden, which he joined in 1993. He has 30 years of experience in the investment management business. Mr. Boyd,
CFA, is a Senior Vice President of Payden, which he joined in 2002. He has 14 years of experience in the investment management business. Together, they have overall responsibility for the Fund’s investments, including portfolio construction, broad security selection and risk assessment.

With respect to the portfolio managers listed above, the Statement of
Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Fund.

The Investment Advisory Agreement provides that Payden/Kravitz receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. As indicated under the “Fees and Expenses” section above, Payden/Kravitz has contractually agreed with respect to the Fund’s Institutional Class that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed 1.25%.

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limits discussed above. For the fiscal year ended
October 31, 2013, Payden/Kravitz earned a fee from the Fund of 0.90%.

A discussion regarding the basis for the approval
by the Board of Trustees of The Payden & Rygel Investment Group (the “P&R Trust”) of the Investment Advisory Agreement for the Fund is available in the Fund’s Annual Report for the fiscal period ended October 31, 2013, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com.

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SHAREHOLDER INFORMATION

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PRICING OF FUND SHARES: NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund attributable to the class by the number of shares outstanding in that class and rounding to the nearest penny.

Debt Securities. Domestic and foreign debt securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity
Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Derivatives. Options, futures, swaps and other similar instruments are valued at the official closing price in the case of exchange-traded derivatives or on the basis of information provided by pricing services, quotes obtained from brokers and dealers and market trades in the case of other debt securities.

Fair Value Pricing. Debt or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines developed by the Board of Trustees of the P&R Trust that are applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for debt securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

With respect to events affecting individual issuers, the
Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the P&R Trust’s Board of Trustees determine based on the facts available
(1) if the issuer’s securities will be subject to fair value pricing; and (2) if so, the fair value price of the securities based on one or more of the factors described above.

With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the Fund’s broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees determine based on the facts available (1) whether or not the movement in the
U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market; (2) whether based on that determination the Fund should be subject to fair value pricing; and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a
New Account Application and mailing it to the Fund’s address provided below. You cannot purchase shares until the Fund has received a completed application in which all required information has been provided. The Fund’s transfer agent (the
“Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your

14

SHAREHOLDER INFORMATION

Payden Mutual Funds

behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.

Minimum Investments

The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investors that meet certain standards.

By Check

1. Complete the New Account Application.

2. Make the check payable to the “Payden
Funds” and mail the check, along with the application, to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

By Federal Funds Wire

1. Complete the New Account Application and mail it to:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

UMB Bank, N.A.

1010 Grand Blvd.

Kansas City, MO 64106

ABA 101000695

DDA 9871063062

Credit to: Payden Funds

For further credit to: Investor Mutual Fund Account Number

Name or Account
Registration

Payden/Kravitz Cash Balance Plan Fund

3. Please call 1-800-572-9336 to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order. It will accept purchase orders only on days on which the Fund is open for business.

The Fund is “open for business” on each day the New York
Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving
Day and Christmas Day. The net asset value of shares of the Fund may change on days when you cannot purchase or redeem such shares if a significant portion of the Fund’s portfolio assets are listed on foreign exchanges that trade on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (1) by check; (2) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Fund’s Internet site at payden.com using the Account Access function (user registration required)); or (3) by calling 1-800-572-9336, and wiring funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest

Prospectus

SHAREHOLDER INFORMATION

15

in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund’s average daily net assets invested through the intermediary.

Other Purchase Information. The Fund
issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion
Signature Guarantees are required by the Fund in the following cases:

Account Changes (You must use the Account Privileges
Change Form).

ª

To add bank information to an existing account.

ª

To change your existing bank account of record.

ª

To add telephone privileges.

ª

To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª

To change registered account holders.

Account Redemptions.

ª

To request a redemption in excess of $100,000, which must be in writing.

ª

To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª

To request redemption proceeds to be mailed to an address other than the address of record.

ª

To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª

To request a redemption within 30 days of an address change.

ª

On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª

Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a
Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New
York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request with all of the required information. You can redeem shares on days when the Fund is open for business by contacting the Fund in writing, by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. The Fund does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

Send your redemption requests (1) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account
Application; (2) by calling 1-800-572-9336; or (3) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $16.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund.
The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

16

SHAREHOLDER INFORMATION

Payden Mutual Funds

The Fund may suspend the right of redemption or postpone the payment date at times when the
New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET
TIMING ACTIVITIES

Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. When the Fund invests in overseas markets, there may be risks associated with time-zone arbitrage.

As a result, the Board of Trustees has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders. The Fund’s administrator (the
“Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes dividends to shareholders annually.

The Fund
distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or
by calling 1-800-572-9336.

TAX INFORMATION

Unless you are exempt from taxation, dividends paid by the Fund, and distributions paid by the
Fund from long-term capital gains, are taxable to you. Dividends are taxable to you whether received in cash or additional shares. Any short-term capital gains or taxable interest income would be taxable as ordinary income. The Fund may incur foreign income taxes in connection with some of its foreign investments, and may credit certain of these taxes to you. Your sale of the Fund’s shares is a taxable event and may result in a capital gain or loss.

Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the
Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in the Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We
will begin sending you individual copies 30 days after receiving your request.

Privacy
Notice. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Fund’s Privacy Notice.

Shareholder Inquiries. For information,
call 1-800-572-9336, e-mail the Fund at payden@umb.com, visit the Fund’s
Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI53201-1611.

Prospectus

APPENDIX A

17

Description of Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional
Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS — BONDS

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are
rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are
rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally
lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated
C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

AAA: Bonds rated AAA have the highest rating
assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

18

APPENDIX A

Payden Mutual Funds

Description of Ratings (continued)

A: Bonds rated A are somewhat more susceptible to
the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default.
The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.
The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds
considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA”
and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-l+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Prospectus

APPENDIX A

19

Description of Ratings (continued)

CC: Bonds are minimally protected. Default in
payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of
interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

CREDIT RATINGS — MUNICIPAL SECURITIES AND COMMERCIAL PAPER

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the “Bonds” section of the
Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the
U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt
rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and

20

APPENDIX A

Payden Mutual Funds

Description of Ratings (continued)

provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

MUNICIPAL BOND RATINGS

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High
Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either
in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues, Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less
are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of
SP-1, Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-l: A
short-term obligation rated A-l is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is
somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

F-l: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

Prospectus

APPENDIX B

21

Privacy Notice

The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information

To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª

The Fund application, or other forms;

ª

Oral conversations or written correspondence between you and our representatives;

ª

Your transactions with us; and

ª

Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards

We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties

We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.

In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Payden/Kravitz
Investment Advisers LLC; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

22

APPENDIX C

Payden Mutual Funds

Fund Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the Fund for the past five years, or if shorter, the period of the Fund’s operations through
October 31, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders dated October 31, 2013 and is incorporated by reference in the Funds’ Statement of Additional Information, which is available upon request.

For the Share Outstanding for the Periods Ended
October 31st

2013

2012

2011

2010

2009

Net asset value – beginning of period

$
11.03

$
10.60

$
10.75

$
10.42

$
10.06

Income (loss) from investment activities:

Net investment income

0.20

0.23

0.21

0.22

0.13

Net realized and unrealized gains (losses)

(0.35
)

0.42

(0.17
)

0.21

0.34

Total from investment activities

(0.15
)

0.65

0.04

0.43

0.47

Distributions to shareholders:

From net investment income

(0.22
)

(0.22
)

(0.19
)

(0.07
)

(0.07
)

From net realized gains

—

—

—

(0.03
)

(0.04
)

Total distributions to shareholders

(0.22
)

(0.22
)

(0.19
)

(0.10
)

(0.11
)

Net asset value – end of period

$
10.66

$
11.03

$
10.60

$
10.75

$
10.42

Total return

(1.44
)%

6.25
%

0.34
%

4.24
%

4.71
%

Ratios/supplemental data:

Net assets, end of period (000s)

$
67,925

$
46,834

$
26,577

$
15,611

$
9,199

Ratio of gross expense to average net assets

1.45
%

1.56
%

1.62
%

1.98
%

2.86
%

Ratio of net expense to average net assets

1.25
%

1.25
%

1.25
%

1.25
%

1.25
%

Ratio of investment income less gross expenses to average net assets

2.06
%

2.83
%

2.52
%

1.99
%

(0.12
%)

Ratio of net investment income to average net assets

2.26
%

3.14
%

2.89
%

2.72
%

1.49
%

Portfolio turnover rate

211
%(1)

687
%(2)

88
%

141
%

124
%

The class commenced operations on September 22, 2008.

(1)
Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

(2)
Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 87%.

INVESTMENT ADVISER

Payden/Kravitz Investment Advisers LLC

333 South Grand Avenue

Los Angeles, California 90071

ADMINISTRATOR

Treasury Plus, Inc.

333 South Grand Avenue

Los Angeles, California 90071

DISTRIBUTOR

Payden & Rygel Distributors

333 South Grand Avenue

Los Angeles, California 90071

CUSTODIAN

The
Bank of New York Mellon

One Boston Place

Boston, Massachusetts 02109

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

COUNSEL

Paul Hastings LLP

515 South Flower Street, 25th Floor

Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE
FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Fund contain detailed information on the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed
information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of the Annual and Semi-Annual Reports for the Fund and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free
(800) 572-9336, or by writing:

Payden Mutual Funds

P.O. Box 1611

Milwaukee, Wl 53201-1611

The SAI and Annual and Semi-Annual Reports are available,
free of charge, on the Fund’s Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the U.S. Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

THE PAYDEN & RYGEL INVESTMENT GROUP

PAYDEN FUNDS

PAYDEN CASH RESERVES MONEY MARKET FUND

Investor Class — Ticker Symbol PBHXX

PAYDEN LIMITED MATURITY FUND

Investor Class — Ticker Symbol PYLMX

PAYDEN LOW DURATION FUND

Investor Class — Ticker Symbol PYSBX

PAYDEN U.S. GOVERNMENT FUND

Investor Class — Ticker Symbol PYUSX

Adviser Class — Ticker Symbol PYUWX

PAYDEN GNMA FUND

Investor Class — Ticker Symbol PYGNX

Adviser Class — Ticker Symbol PYGWX

PAYDEN CORE BOND FUND

Investor Class — Ticker Symbol PYCBX

Adviser Class — Ticker Symbol PYCWX

PAYDEN CORPORATE BOND FUND

Investor Class — Ticker Symbol PYACX

PAYDEN HIGH INCOME FUND

Investor Class — Ticker Symbol PYHRX

Adviser Class — Ticker Symbol PYHWX

PAYDEN FLOATING RATE FUND

Investor Class — Ticker Symbol PYFRX

Institutional Class — Ticker Symbol PYFIX

Adviser Class — Ticker Symbol
PYFAX

PAYDEN TAX EXEMPT BOND FUND

Investor Class — Ticker Symbol PYTEX

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND

Investor Class — Ticker Symbol PYCRX

PAYDEN EQUITY INCOME FUND

Investor Class — Ticker Symbol PYVLX

Adviser Class — Ticker Symbol PYVAX

PAYDEN GLOBAL LOW DURATION FUND

Investor Class — Ticker Symbol PYGSX

PAYDEN GLOBAL FIXED INCOME FUND

Investor Class — Ticker Symbol PYGFX

PAYDEN EMERGING MARKETS BOND FUND

Investor Class — Ticker Symbol PYEMX

Adviser Class — Ticker Symbol PYEWX

Institutional Class — Ticker Symbol
PYEIX

PAYDEN EMERGING MARKETS LOCAL BOND FUND

Investor Class — Ticker Symbol PYELX

Adviser Class — Ticker Symbol PYEAX

PAYDEN EMERGING MARKETS CORPORATE BOND FUND

Investor Class — Ticker Symbol PYCEX

Institutional Class — Ticker Symbol
PYCIX

Adviser Class — Ticker Symbol PYCAX

PAYDEN/KRAVITZ FUND

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

Institutional Class — Ticker Symbol PKBIX

Adviser Class — Ticker Symbol PKCBX

Retirement Class — Ticker Symbol
PKCRX

333 South Grand Avenue

Los Angeles, California 90071

1-800-572-9336

STATEMENT OF ADDITIONAL
INFORMATION

February 28, 2014

The Payden & Rygel Investment Group (the “P&R Trust”) is a professionally managed, open-end management investment company with the eighteen funds listed above available for investment. This Statement of Additional Information (“SAI”) contains information about the eighteen funds listed above, and it contains information in addition to the information set forth in the following prospectuses: (1) the prospectus dated February 28, 2014 for the Investor Class of shares for each of the Payden Funds; (2) the prospectus dated February 28, 2014 for the Adviser Class of shares for each of the Payden U.S.
Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Floating Rate, Payden Emerging Markets Bond, Payden Emerging Markets Local Bond, Payden Emerging Markets Corporate Bond and Payden Equity Income Funds; (3) the prospectus dated
February 28, 2014 for the Institutional Class of shares for each of the Payden Floating Rate, Payden Emerging Markets Bond and Payden Emerging Markets Corporate Bond Funds; and (4) the three prospectuses dated February 28, 2014 for the Institutional Class of shares, Adviser Class of shares and Retirement Class of shares, respectively, for the Payden/Kravitz Fund. The six prospectuses shall be referred to in this

SAI individually as a “Prospectus,” and collectively as the “Prospectuses.” The SAI is not a prospectus and should be read in conjunction with the Prospectuses. In addition, each of (1) the Annual Report to Shareholders for the fiscal year ended October 31, 2013 for the Payden Funds (other than the Payden Floating Rate
Fund and Payden Emerging Markets Corporate Bond Fund), and (2) the Annual Report to Shareholders for the fiscal year ended October 31, 2013 for the Payden/Kravitz Fund is incorporated by reference into this SAI. You may order copies of each of the Prospectuses and of the Annual Reports without charge at the address or telephone number listed above.

THE P&R TRUST

The P&R Trust was organized as a Massachusetts business trust on January 22, 1992. The P&R Trust is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The P&R Trust currently offers shares of each of the eighteen funds listed under the heading “The Payden & Rygel Investment Group” on the cover page of this SAI. These eighteen funds are comprised of the following:

•

Payden Funds. The following seventeen funds of the P&R Trust are known (and sometimes referred to in this SAI) as the “Payden
Funds”: Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating
Rate Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund, Payden Emerging Markets
Corporate Bond Fund and Payden Equity Income Fund. Payden & Rygel (“Payden”) is the investment adviser to the Payden Funds.

•

Payden/Kravitz Fund. The Payden/Kravitz Cash Balance Plan Fund is known (and sometimes referred to in this SAI) as the
“Payden/Kravitz Fund.” Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) is the investment adviser to the Payden/Kravitz Fund.

Throughout this SAI when discussing these eighteen funds generally, the funds may be referred to individually as a “Fund,” and collectively as the “Funds.” References to a Fund’s investment adviser include Payden and Payden/Kravitz, as applicable.

FUNDAMENTAL AND OPERATING
POLICIES

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval, as described in the
“Voting” discussion in the “Other Information” section in this SAI. Any policy that is not specified in a Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Board of Trustees for the P&R Trust (the “Board”) determines that a Fund’s investment objective may best be achieved by changing a non-fundamental policy, the Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.

PAYDEN FUNDS — FUNDAMENTAL POLICIES

As a matter of fundamental policy:

(1) BORROWING. No Payden Fund may borrow money, except
as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).

(2) COMMODITIES. No Payden Fund may purchase or sell commodities or commodity contracts, except that (i) each Payden Fund, other than the Payden Cash Reserves Money Market Fund, may enter into financial and currency futures contracts and options on such futures contracts, (ii) each Payden Fund, other than the Payden Cash Reserves
Money Market, Payden U.S. Government, Payden GNMA, Payden Tax Exempt Bond, and Payden California Municipal Income Funds may enter into forward foreign currency exchange contracts (the Payden Funds do not consider such contracts to be commodities),
(iii) each Payden Fund, other than the Payden U.S. Government and Payden Cash Reserves Money Market Funds, may invest in instruments which have the characteristics of both futures contracts and securities and (iv) each Payden Fund, other than the Payden Cash Reserves Money Market Fund, may engage in swap agreements and options on swap agreements (the Payden Funds do not consider swap agreements and options on swap agreements to be commodities).

(3) LOANS. No Payden Fund may make loans, except that (i) each Payden Fund may purchase money market securities and enter into repurchase agreements, (ii) each Payden Fund may acquire bonds, debentures, notes and other debt securities, and (iii) each Payden Fund, other than the Payden U.S. Government Fund, may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).

(4) MARGIN. No Payden Fund may purchase securities on margin, except that (i) each Payden Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) each Payden Fund, other than the Payden U.S. Government and Payden Cash Reserves Money Market Funds, may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. No Payden Fund may mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. No Payden Fund may purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. No Payden Fund may purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. No Payden Fund may purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. No Payden Fund may effect short sales of securities.

(10) UNDERWRITING. No Payden Fund may underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(11) SENIOR SECURITIES. No Payden Fund may issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).

(12) GLOBAL DIVERSIFICATION. Under normal market
conditions, each of the Payden Global Fixed Income and Payden Global Low Duration Funds invests at least 65% of its total assets in debt securities of issuers located in at least three countries (one of which may be the United States).

(13) TAX EXEMPT SECURITIES. Under normal market conditions, each of the Payden Tax Exempt Bond and Payden California Municipal Income Funds
invests at least 80% of the value of its net assets in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”).

(14) INDUSTRY DIVERSIFICATION. The Payden Equity Income Fund will not purchase any security which would cause 25% or more of its total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations, (ii) wholly owned finance companies are considered to be in the industries of their parents, (iii) Standard and Poors Depository Receipts
(“SPDRs”) and other similar derivative instruments are divided according to the industries of their underlying common stocks, and (iv) utilities are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). Each foreign government and supranational organization is considered to be an industry.

(15) BELOW INVESTMENT GRADE DEBT. The Payden High Income Fund invests at least 80% of its total assets in debt securities rated below investment grade, or those determined by Payden to be of comparable quality.

PAYDEN FUNDS — OPERATING POLICIES

As a matter of non-fundamental operating policy:

(1) CONTROL OF PORTFOLIO COMPANIES. No Payden Fund may invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. No Payden Fund may purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to
Rule 144A under the Securities Act may be determined to be liquid. In the case of the Payden Cash Reserves Money Market Fund, at least 10% of the Fund’s total assets must be invested in securities with daily liquidity (i.e., cash, direct obligations of the U.S. Government and securities that will mature or be exercisable on demand within one business day) and at least 30% of its total assets must be invested in securities with weekly liquidity (i.e., securities with daily liquidity, securities that will mature or be exercisable on demand within five business days and securities of U.S. Government agencies and instrumentalities that are issued at a discount to the principal at maturity and have a remaining maturity of 60 days or less). Payden will take steps to keep the amount of illiquid securities, securities with daily liquidity and securities with weekly liquidity within the prescribed limitations.

(3) INVESTMENT COMPANIES. No Payden Fund may purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and the rules and regulations thereunder.

(4) OIL AND GAS PROGRAMS. No Payden Fund may purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

(5) BORROWING. The Payden U.S. Government Fund may not borrow amounts exceeding 33% of total assets valued at market (including reverse repurchase agreements and delayed delivery transactions).

(6) TAX EXEMPT SECURITIES. Under normal circumstances, the Payden California Municipal
Income Fund invests at least 80% of the value of its net assets in securities of the State of California, local governments and governmental authorities within California and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from California personal income taxes.

(7) CORPORATE BONDS. The Payden Corporate Bond Fund will invest at least 80% of its total assets in corporate bonds or similar debt instruments.

(8) INVESTMENT GRADE SECURITIES. The Payden Corporate Bond Fund will invest at least 80% of its total assets in debt instruments or similar income producing instruments that are rated investment grade, or those determined by Payden to be of comparable quality.

PAYDEN/KRAVITZ FUND — FUNDAMENTAL POLICIES

As a matter of fundamental policy:

(1) BORROWING. The Payden/Kravitz Fund may not borrow
money, except to the extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund.

(2) COMMODITIES. The Payden/Kravitz Fund may not purchase or sell commodities or commodity contracts, except that the Payden/Kravitz Fund (i) may enter into financial and currency futures contracts and options on such futures contracts, (ii) may enter into forward foreign currency exchange contracts (the Payden/Kravitz Fund does not consider such contracts to be commodities), (iii) may invest in instruments which have the characteristics of both futures contracts and securities and (iv) may engage in swap agreements and options on swap agreements (the Payden/Kravitz Fund does not consider swap agreements and options on swap agreements to be commodities).

(3) LOANS. The Payden/Kravitz Fund may not make loans, except that the Payden/Kravitz Fund (i) may purchase money market securities and enter into repurchase agreements, (ii) may acquire bonds, debentures, notes and other debt securities, and (iii) may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).

(4) MARGIN. The Payden/Kravitz Fund may not purchase securities on margin, except that the Payden/Kravitz Fund may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. The Payden/Kravitz Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. The Payden/Kravitz Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. The Payden/Kravitz Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. The Payden/Kravitz Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. The Payden/Kravitz Fund may not effect short sales of securities.

(10) UNDERWRITING. The Payden/Kravitz Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(11) SENIOR SECURITIES. The Payden/Kravitz Fund may not issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

PAYDEN/KRAVITZ FUND — OPERATING POLICIES

As a matter of non-fundamental operating policy:

(1) CONTROL OF PORTFOLIO COMPANIES. The Payden/Kravitz Fund may not invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. The Payden/Kravitz Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.

(3) OIL AND GAS PROGRAMS. The Payden/Kravitz Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

INVESTMENT
STRATEGIES/TECHNIQUES AND RELATED RISKS

The investment objectives and general investment policies of each of the Funds are described in each of the Prospectuses. Additional information concerning investment strategies/techniques and the characteristics of certain of the Funds’ investments, as well as related risks, is set forth below.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility over the past few years. This financial crisis caused a significant decline in the value and liquidity of many securities. Recently, these market conditions appear to have abated and signs of improvement in the markets have appeared. However, conditions could get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

FUND DIVERSIFICATION

Each of the Payden High
Income Fund and Payden Cash Reserves Money Market Fund is classified as a “diversified” fund. Each of the other Funds is classified as a “non-diversified” fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Because the investment adviser may from time to time invest a large percentage of a non-diversified Fund’s assets in securities of a limited number of issuers, each non-diversified Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than
U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. The Payden Cash Reserves Money Market Fund may invest no more than 5% of its total assets in the first tier securities of any one issuer, and no more than 1/2 of 1% of its total assets in the securities of any one issuer that are not first tier securities. As used herein, “first tier” means that the security is rated in the highest category for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by Payden to be of comparable quality.

EQUITY AND
EQUITY-BASED SECURITIES

Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in the issuer’s financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

Preferred Stocks

Preferred stock, unlike
common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Real Estate Investment Trusts

A real
estate investment trust (“REIT”) is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. As indicated in the
Prospectuses, certain of the Funds may invest in REITs. An investment in a REIT is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to
those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are
used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted.
Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored.
Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

Convertible Securities
and Warrants

A convertible security is a fixed income security (a debt instrument or preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value”
(determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Although to a lesser extent
than with fixed income securities generally, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants give the holder the right to purchase
a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. An investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the possible failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant). As a matter of operating policy, no Fund will invest more than 5% of its total assets in warrants.

FIXED INCOME SECURITIES

U.S. Treasury Obligations

U.S. Treasury
obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. Government Agency Securities

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and Federal agencies. These include securities issued by the Federal National Mortgage Association,
Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley
Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury. These securities may have maturities from one day to 30 years, are generally not callable and normally have interest rates that are fixed for the life of the security.

Inflation-Indexed Securities

Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations. The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

As an example, a Fund may invest in U.S. Treasury Inflation
Protected Securities (TIPS). Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index (“CPI”) for All Urban Consumers,
non-seasonally adjusted). The U.S. Treasury currently issues TIPS with maturities of five, 10 and 30 years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for All Urban Consumers, which the U.S. Bureau of Labor
Statistics calculates monthly. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Foreign Government Obligations

Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Bank Obligations

Bank obligations include
certificates of deposit, bankers’ acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

Loan Participations and Assignments

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Such indebtedness may be secured or unsecured. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as the agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may limit the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of such limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and
other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the relevant Fund’s investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Each of the Funds currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitations on illiquid investments. Investments in loan participation are considered to be debt obligations for purposes of investment restrictions relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, each of the Funds relies on the research of the Fund’s investment adviser in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Senior Loans

Each Fund (and in particular the Payden Floating Rate Fund) may invest principally in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior
Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.

To the extent that the
collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, a Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior
Loans.

In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. If a borrower becomes involved in bankruptcy proceedings, a court potentially could invalidate a Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the
Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

If a borrower defaults on a collateralized Senior Loan, a Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the Senior Loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the relevant
Fund’s investment adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.

A Fund may invest in Senior Loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized Senior Loans.

Due to restrictions on transfers in loan agreements and the nature of the private syndication of Senior Loans including, for example, the lack of publicly-available information, some Senior Loans are not as easily purchased or sold as publicly-traded securities. Some Senior Loans and other Fund investments are illiquid, which may make it difficult for a Fund to value them or dispose of them at an acceptable price. Direct investments in Senior Loans and investments in participation interests in or assignments of Senior Loans may be limited.

Corporate Debt Securities

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the applicable Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the relevant Fund’s investment adviser will also monitor issuers of such securities.

High Yield Bonds

Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities. High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities. Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining a Fund’s net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations. A Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The financial downturn
that began in 2008 (particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment) adversely affected the market for mortgage-related securities. In addition, various market and governmental actions impaired the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. If the residential mortgage market in the United States experiences further difficulties, the performance and market value of certain of the Funds mortgage-related investments may be adversely affected. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing values (as has been experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is
GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a
Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9%
of each enterprise’s common stock. In February 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. In December 2009, the U.S.
Treasury mended its Senior Preferred Stock Purchase Agreement to remove its $200 billion cap per institution to accommodate any cumulative reduction in net worth over the next three years. The U.S. Treasury’s obligations under the Senior
Preferred Stock Program are for an indefinite period of time. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FHMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. Under the Federal
Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as
conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The

Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or
FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, a Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced a certain level of delinquencies and defaults. A substantial decline in real property values across the U.S. can exacerbate the level of losses that investors in privately issued mortgage-related securities experience. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.
Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities has become increasingly liquid over time, securities issued by certain private organizations may not be readily marketable, or general market conditions at any point in time may affect the marketability of such securities. As a matter of operating policy, a Fund will not purchase mortgage-related securities which in the investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a
hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing
a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as

securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National
Mortgage Acceptance Corporation Limited). Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Timely
payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, a Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s investment adviser determines that the securities meet the Fund’s quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Other
Mortgage-Related Securities. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Other Asset-Backed Securities

Asset-backed securities include, but are not limited to, Certificates for Automobile Receivables (“CARSsm”) and credit card receivable securities. CARSsm represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property. Other assets often used as collateral include, but are not limited to, home equity loans, student loans and loans on commercial and industrial equipment and manufactured housing.

Payment of principal and interest on asset-backed securities may largely depend upon the cash flows generated by the assets backing the securities. In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information regarding the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio.
Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the
Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement. In its capacity as purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Consistent with a Fund’s investment objectives and policies, the Fund may invest in other types of asset-backed securities.

Variable and Floating Rate Instruments

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

Obligations with Puts Attached

Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, a
Fund may acquire “stand-by commitments” from banks or broker-dealers with respect to the securities held in its portfolio. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.

A Fund may pay
for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Money Market Obligations

Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including
U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by the relevant Fund’s investment adviser to be of comparable quality.

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES

As permitted under the 1940 Act and the rules
thereunder, each Fund may acquire the shares of affiliated funds (i.e., the other Funds) and of unaffiliated funds (collectively, “Acquired Funds”).

Each Fund may invest in shares of Acquired Funds, including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Generally, under the 1940 Act and SEC rules thereunder, each Fund’s acquisition of the securities of affiliated Acquired Funds is subject to the following guidelines and restrictions:

(A)
The Fund may own an unlimited amount of any affiliated Acquired Fund’s voting securities.

(B)
The sales load and distribution fees paid by the Fund with respect to an affiliated Acquired Fund, aggregated with any distribution fees of the Fund, may not be excessive under Financial Industry Regulatory Authority (“FINRA”) rules.

(C)
Any affiliated Acquired Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

In addition, each Fund may acquire shares of
unaffiliated Acquired Funds. In addition to guidelines (B) and (C) above, under the 1940 Act and SEC rules thereunder, each Fund’s acquisition of the securities of unaffiliated Acquired Funds is subject to the following guidelines and restrictions:

(D)
The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated Acquired Fund’s voting securities.

(E)
The Fund and the Acquired Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the
FINRA applicable to funds of funds.

(F)
The Acquired Fund is not obligated to redeem its securities held by the Fund in an amount greater than 1% of the Acquired Fund’s total outstanding securities during any period less than 30 days.

(G)
The purchase or acquisition of the Acquired Fund is made pursuant to an arrangement with the Acquired Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Acquired Fund and vote in accordance with such instructions; or (ii) vote the shares of the Acquired Fund held by the Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.

Acquired Funds typically incur fees that are
separate from those fees incurred directly by each Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would incur not only a proportionate share of the expenses of the
Acquired Funds held by a Fund, but also expenses of the Fund.

Under certain circumstances an open-end
investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Fund’s investment adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the Acquired Funds in which each Fund invests are made independently of the Fund.

INVESTMENTS IN EXCHANGE-TRADED FUNDS

The Funds may also invest directly in exchange-traded funds
(“ETFs”). The Acquired Funds in which a Fund invests may also invest in ETFs. Investments in shares of ETFs by a Fund or an Acquired Fund in which a Fund invests are subject to the guidelines set forth above under “INVESTMENTS IN
REGISTERED INVESTMENT COMPANIES” applicable to unaffiliated funds (i.e., guidelines (D) through (G)).

An ETF is a type of
index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index or basket of securities. A Fund could purchase an ETF to temporarily gain exposure to a portion of a U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Because an ETF attempts to exactly replicate the particular stock index or basket of securities to which it is related, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, each investment adviser believes that the movement of the share prices of the ETFs in which the Funds invest should closely track the movement of the particular stock index or basket of securities to which it is related.

INVESTMENTS BY FUNDS AND BY ACQUIRED FUNDS IN WHICH THE FUNDS INVEST

Each Fund may invest directly in the types of securities specified in the applicable Prospectus and this SAI. In addition, investments by the Acquired
Funds, and consequently by each Fund investing in Acquired Funds, may include such securities. References in this SAI to investments by a Fund include the Fund’s “direct” investments, as well as its “indirect” investments
(i.e., investments by its Acquired Funds). Greater detail about the types of investments and investment guidelines of any Acquired Fund are included in the Acquired Fund’s prospectus and statement of additional information.

COUNTRY FUNDS

Subject to the provisions of the
1940 Act and the restrictions set forth in the applicable Prospectus and elsewhere in this SAI, a Fund may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. The Fund may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio’s assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by the Fund in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund.

MONEY MARKET FUNDS

To maintain liquidity,
each Fund may invest in money market funds. Under normal circumstances, a money market investment made by the Payden Tax Exempt Bond Fund will be in Federal tax-free mutual funds. As a matter of operating policy, none of the Funds anticipates investing more than 15% of its total assets in money market funds, except that each Fund may invest more than 15% of its total assets in the Payden Cash Reserves Money Market Fund. A Fund will do so for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.

REPURCHASE AGREEMENTS

To maintain liquidity,
each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any registered dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and a Fund might incur a loss if the value of the collateral declines during this period.

REVERSE REPURCHASE AGREEMENTS

Each Fund may
enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. Each Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by a Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Fund’s investment adviser.

ILLIQUID SECURITIES

As a matter of operating policy, no Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. In the case of the Payden Cash Reserves Money Market Fund, at least 10% of the Fund’s total assets must be invested in securities with daily liquidity (i.e., cash, direct obligations of the U.S. Government and securities that will mature or be exercisable on demand within one business day) and at least 30% of its total assets must be invested in securities with weekly liquidity (i.e., securities with daily liquidity, securities that will mature or be exercisable on demand within five business days and securities of U.S. Government agencies and instrumentalities that are issued at a discount to the principal at maturity and have a remaining maturity of 60 days or less). Each Fund’s investment adviser will take steps to keep the amount of illiquid securities, securities with daily liquidity and securities with weekly liquidity within the prescribed limitations. Each Fund’s investment adviser will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid
securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the
Securities Act, including repurchase agreements, commercial paper, securities of foreign issuers (“foreign securities”), municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Board, each Fund’s investment adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the likelihood of continued marketability and credit quality of the issuer.

PAYDEN CASH RESERVES MONEY MARKET FUND

The operations of the Payden Cash Reserves Money Market Fund are governed by Rule 2a-7 under the 1940 Act.
Under the rule, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, and a dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) of 120 days or less, (2) purchase instruments having remaining maturities of 397 days or less, and (3) invest only in securities determined by the Board to be of high quality with minimal credit risks.

In June 2013, the SEC proposed rules with the goal of making money market funds less susceptible to runs that could harm investors. The SEC’s proposal includes two principal alternative reforms. The first alternative would require a floating net asset value for prime institutional money market funds. The second alternative would permit the use of liquidity fees and redemption gates at certain times. The SEC’s proposal also includes additional diversification and disclosure measures that would apply under either alternative. The SEC may choose to adopt either alternative or a combination of both alternatives. Moreover, the SEC may adopt additional amendments to money market fund regulation in the future. These changes may adversely affect the return potential of the Payden Cash Reserves Money Market Fund.

FOREIGN INVESTMENTS

The applicable Prospectus
describes the extent to which each of the Funds may invest in securities of issuers organized or headquartered in foreign countries (“foreign securities”).

Risks of Foreign Investing

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Funds’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Euro-Related Risks. The global
economic crisis that began in 2008 brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that
one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro would likely have an extremely destabilizing effect on all EMU member countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Emerging Markets Investments. Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in a Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While a Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to a Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. A Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. A Fund seeks, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.

Counterparty and Third Party Risk. Trading in the securities of emerging markets presents additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. A Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Funds seek, when possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which a Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of a Fund’s investment in that country.

Litigation. A Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in emerging markets, that purported securities in which a Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Local Taxation. The local taxation of income
and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds seek to reduce these risks by careful management of assets.
However, there can be no assurance that these efforts will be successful.

Currency Fluctuations. To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Funds’ investment advisers expect that most foreign securities in which any Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign bond holdings may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of a Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s
foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for its proportionate share of such foreign taxes paid by a Fund. The Funds intend to sell such bonds prior to the interest payment date in order to avoid withholding.

Costs. The expense ratio of a Fund investing in foreign securities (before reimbursement by the Fund’s investment adviser pursuant to any applicable expense limitation described in the applicable Prospectus) is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher than that of domestic securities.

MUNICIPAL SECURITIES

Each of the Payden Tax Exempt Bond and Payden California Municipal Income Funds invests primarily in a non-diversified portfolio of debt obligations issued by state and local governments, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from Federal income taxes (“municipal securities”). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal
classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments.
Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Each Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Payden may use interest rate and municipal bond index futures and options on futures contracts, options on securities, and interest rate swaps to effect a change in the Payden California Municipal Income Fund’s exposure to interest rate changes.

Securities of issuers of
municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the repayment ability of certain issuers of municipal securities to repay their obligations. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, past events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Fund’s holdings in municipal securities.

Certain of the municipal securities in which each Fund may invest, and certain of the risks of such investments, are described below.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Zero Coupon Securities

Zero coupon securities
are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, a Fund does not receive the income currently in cash. Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

Mortgage-Backed Securities

Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to a Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

Municipal Lease Obligations

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. A Fund may also purchase
“certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Subject to its ability to invest in below investment grade municipal securities, a Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one national recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Fund’s investment adviser to be critical to the lessee’s ability to deliver essential services; and (4) contain legal features which the
Fund’s investment adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Obligations

Short-term municipal
obligations include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the
Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to
provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

A Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the applicable Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The Fund’s investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

A Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

Obligations with
Puts Attached

Long-term fixed rate municipal debt obligations may be coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that a Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire “stand-by commitments” from banks or broker-dealers with respect to the municipal securities held in its portfolios. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund’s option a specific municipal security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Municipal Securities
Market Risk

Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during market turmoil these firms’ capital may become severely constrained. As a result, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities and, accordingly, municipal securities can experience downturns in trading activity and the supply of municipal securities may exceed the demand in the market. During such periods, the spread can widen between the price at which an obligation can be purchased and the price at which it can be sold. Less liquid obligations can become more difficult to value and be subject to erratic price movements. Economic and other events (whether real or perceived) can reduce the demand for certain investments or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. The increased presence of non-traditional participants in the municipal securities markets may lead to greater volatility in the markets.

The amount of public information available about the municipal securities in a Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on Payden’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. During national economic recessions, the ability of municipalities to collect revenue and service their obligations may be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

SPECIAL RISKS OF INVESTING PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES

The Payden California Municipal Income Fund invests primarily in California municipal securities. The value of its portfolio investments with respect to these securities will be highly sensitive to events affecting the fiscal stability of the State of California (referred to in this section as “California” or the “State”) and its municipalities, authorities and other instrumentalities that issue such securities. The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of this SAI primarily from official statements and legislative analyses relating to the State’s budget, and from official statements for securities offerings of the State.

General Economic Conditions

Economic Outlook. The economy of the State is the largest among the
50 states and one of the largest and most diverse in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services.
Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

The State’s economy is in the midst of a gradual recovery from the most severe economic downturn and financial pressure since the 1930s. Continued
growth in the high-technology sector, international trade and tourism along with improvements in residential construction and real estate markets have been positive indicators of California’s broadening economic recovery. While economic stress on local governments impedes greater economic growth and revenue generation, analysts generally expect the State’s economy to continue to expand at a moderate pace in the near future. The Legislative Analyst’s Office (“LAO”), a non-partisan fiscal and policy adviser, has projected that the State’s economic recovery should continue its steady progress and possibly accelerate in 2014; however, continued uncertainty about the effects of federal policy and weak global growth create fiscal risks and pressures to a more robust recovery. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

As of December 2013, California’s unemployment was 8.3%, compared to 12.4% at the recession’s peak in October 2010 and the pre-recession low of
4.8% in November 2006. Job growth in the State increased by 1.6% during the twelve-month period ending December 2013. Due to slow but consistent job growth from December 2010 through December 2013, California has more than recovered the employment losses that occurred between January 2008 and the recessionary low point in November 2009.

Geography. California’s geographic location
subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. In October 2007, a series of wildfire burned across Southern California, forcing approximately 1 million evacuations and causing significant damage in seven counties. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

State Budgets

Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). During the economic downturn, historic revenue shortfalls resulted in multi-billion dollar budget deficits for consecutive fiscal years and severe cash shortages in California. During the 2011-12 and 2012-13 fiscal years, the State budget addressed approximately $20 billion in annual deficits through a combination of significant spending cuts, temporary tax increases, borrowing, and other budgetary measures. While the State has continued to face fiscal pressure from deferred budgetary obligations accumulated over the prior decade, primarily to schools and local governments (the so-called “Wall of Debt”), and unfunded liabilities associated with the state employee retirement systems and state retiree health benefits, the State projects that the budget will be balanced in an ongoing manner for the foreseeable future. However, unanticipated or rising costs, revenue shortfalls or the State’s inability to enact or effectively realize budget solutions may adversely affect California’s fiscal outlook and cause the State to continue facing acute long-term challenges and budget deficits.

Current Budget. The California State Budget for the 2013-14 fiscal year (the “2013 Budget Act”) was passed by the State Legislature and signed by the Governor on June 27, 2013. The 2013 Budget Act projected General Fund revenues and transfers in fiscal year 2013-14 of $97.1 billion and authorized General Fund expenditures of $96.3 billion for the fiscal year ended June 30, 2014. The 2013 Budget Act established a multi-year plan to increase funding for education by $20 billion relative to the 2011-12 budget based on new models and formulas for funding all levels of education services, and set a fiscal goal for the State to pay substantially all of its deferred budgetary obligations, by the end of the 2016-17 fiscal year, which will require further legislative action to implement. Assuming all of the budgetary goals and projections of the
2013 Budget Act were achieved, the State projected a $1.7 billion available reserve at the end of the 2013-14 fiscal year.

In its annual
report on California’s fiscal outlook, released on November 20, 2013 (the “Fiscal Report”), the LAO provided an independent assessment of California’s economic outlook and the State’s projected General Fund revenues and expenditures. The Fiscal Report indicated that California’s budgetary condition is stronger than at any point in the past decade because the State has eliminated its structural deficit—in which ongoing spending commitments were greater than projected revenues. Assuming continued economic growth and restraint in new budgetary commitments, the LAO projected that California may have a surplus of $5.6 billion by the end of fiscal year 2014-15, which could grow to more than $9.6 billion in fiscal year 2017-18 and remain stable at just under $10 billion per year in fiscal years 2018-19 and 2019-20. The Fiscal Report emphasized that these surplus projections were based on a number of assumptions that, if changed, could result in much smaller future surpluses or possibly a return to budget deficits.

The Governor’s Budget for the 2014-15 fiscal year (“2014 Governor’s Budget”), released on January 10, 2014, provided an update to the State’s economic outlook at the end of the 2013-14 fiscal year relative to the 2013 Budget Act. The 2014 Governor’s Budget projected General Fund revenues and transfers of $100.1 billion (an increase of $3.0 billion) and General Fund expenditures of $98.5 billion (an increase of $2.2 billion) for the 2013-14 fiscal year. Assuming all of the budgetary actions proposed by the Governor are successfully implemented, the 2014
Governor’s Budget projected a reduction in the State’s Wall of Debt by $9.8 billion and a budget reserve of $3.0 billion as of June 30, 2014. The 2014 Governor’s Budget reiterated the fiscal goals contained in the 2013 Budget Act for the State to increase funding for education and eliminate the Wall of Debt, but extended the timeframe to the end of the 2017-18 fiscal year.

Future Budgets. The 2014 Governor’s Budget projected General Fund revenues and transfers in fiscal year 2013-14 of $104.5 billion and proposed
General Fund expenditures of $106.8 billion for the fiscal year ended June 30, 2015, assuming adoption of all proposed budget measures, including a $6.3 billion increase in funding for education and further reduction of the State’s Wall of Debt by $11 billion. Certain proposals in the 2014 Governor’s Budget to amend California’s rainy day fund and to address the longstanding lag in State contributions to public employees’ pensions and retirement health benefits are subject to legislative action or voter approval to implement. Assuming enactment of the proposed budget’s corrective actions, the 2014 Governor’s Budget projected a $2.3 billion available reserve at the end of the 2014-15 fiscal year.

In its January 13, 2014 “Overview of the Governor’s Budget” (the “LAO Overview”), the LAO projected much larger budget surpluses for the State beyond fiscal year 2013-14, but acknowledged that it did not forecast the Governor’s proposed reductions in the Wall of Debt. The LAO commended the Governor’s continued commitment to fiscal reform and discipline, stating that
“the Governor’s proposal would place California on an even stronger fiscal footing, continuing California’s budgetary progress.” The LAO Overview emphasized that California’s long-term budgetary plans must include sizeable reserves to allay future revenue volatility and address the significant unfunded liabilities associated with the public employee retirement systems and state retiree health benefits.

It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and
State economic conditions and other factors.

Constraints on the Budget Process. Constitutional amendments approved by voters affect the budget process. These include Proposition 58, approved in 2004, which requires the State to enact a balanced budget, establish a special rainy day fund in the General Fund and restrict future borrowing to cover budget deficits; and Proposition 25, approved by voters in 2010, which decreased the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote. Proposition 25 retained the two-thirds vote requirement for taxes. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the economic downturn from fiscal year 2008-09 to fiscal year 2010-11, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, July 1, 2009, January 8, 2010, July 28, 2010, November 11, 2010 and January 20, 2011, and called five special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State’s liquidity problems.

Proposition 58 (adopted as section 20 of
article XVI of the State’s Constitution) also requires a specified portion of estimated annual General Fund revenues to be transferred by the Controller into a rainy day fund (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the
$8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each fiscal year from 2008-09 through 2013-14. The 2014 Governor’s Budget proposed to transfer $3.2 billion to the Budget Stabilization Account in the 2014-15 fiscal year, half of which would be used to repay outstanding economic recovery bonds.

Proposition 58 prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

An amendment to Proposition 58 to increase the maximum size of the Budget Stabilization Account and limit withdrawals in any single year, approved by the Legislature in 2010, subject to voter approval, is scheduled for the November 2014 general election. The 2014 Governor’s Budget proposed an alternate amendment to Proposition 58 which, if approved by the Legislature and voters, would base the amount to be transferred to the fund on projected capital gains revenue, permit payment of long-term liabilities in lieu of an annual transfer and dedicate a portion of the Budget Stabilization Account to fund Proposition 98 payments.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of February 1, 2014, the State had approximately $80.5 billion aggregate principal of outstanding long-term general obligation bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $63.9 billion. As of February 1, 2014, general obligation bond authorizations of approximately $27.6 billion remained unissued.

Ratings. As of February 20, 2014, the State’s general obligation bonds were rated A1 by Moody’s, A by Standard &
Poor’s (“S&P”), and A by Fitch Ratings. On August 19, 2013, Fitch Ratings upgraded California’s general obligation bond rating from A- to A based on “the institutional improvements made by the state in recent years, its disciplined approach to achieving and maintaining structural balance in recent budgets, and the consequent fiscal progress made to date by the state as it recovers from the severe budgetary and cash flow crisis of 2008-2009.” However, Fitch
Ratings cautioned that California’s credit standing is likely to remain lower than most other states for the foreseeable future given its ongoing budgetary and fiscal challenges. On January 31, 2013, S&P also upgraded California’s ratings from A- to A based on its “improved fiscal condition and cash position, and the state’s projections of a structurally balanced budget through at least the next several years.” S&P indicated that further upward rating movement was possible based on an improved economic outlook and revenue, but cautioned that the State’s rating could face downward pressure if structural deficits and cash-flow problems return. The ratings agencies continue to monitor the
State’s budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch Ratings will change such ratings in the future.

Infrastructure Planning. On January 13, 2014, the Governor released “California’s Five-Year Infrastructure Plan” (the “Infrastructure
Plan”), the first statewide infrastructure plan provided by the administration since 2008. The plan proposed $56.7 billion in infrastructure spending through fiscal year 2018-19, including $27.4 billion for the preservation and improvement of the State’s existing highway and railway systems and $25.6 billion for the construction of the State’s high-speed railway system. Of this amount, $32.3 billion is expected to be paid from federal funding, $12.1 billion from the
State’s special revenue funds, $6.1 billion from bond issuances, $308.5 million from General Fund revenues, and $5.9 billion from other sources. The 2014 Governor’s Budget incorporated the Infrastructure Plan’s proposed expenditures for the 2014-15 fiscal year, including $815 million in State revenues to fund critical deferred maintenance projects on state roads and highways, courts, state parks, prisons, schools, hospitals and other state facilities. In addition, the 2014
Governor’s Budget proposed allocating $850 million in cap-and-trade auction revenue in the 2014-15 fiscal year to energy efficiency and clean water projects, low-emission vehicle rebates and California’s high-speed railway project.

In “A Review of the 2014 California Five-Year Infrastructure Plan” (the “LAO
Review”), released on February 10, 2014, the LAO provided an independent assessment of the Infrastructure Plan and infrastructure funding proposals. While the LAO commended the inclusion of deferred maintenance funding in the long-term plans of the State, it noted that the Infrastructure Plan only addressed about 1% of the needs identified without a strategy for addressing the remaining maintenance backlog or establishing a method for prioritizing the distribution of funds. The LAO Review also indicated that incomplete information on existing obligations and funding, emerging infrastructure issues and individual department needs created substantial uncertainty regarding the State’s ability to determine and financial capacity to fund all long-term projects.

In October 2013, the administration released a Water Action Plan to address water challenges facing California through the 2018-19 fiscal year, including limited and uncertain water supplies, poor-quality surface water and groundwater, impaired ecosystems and high flood risk. The 2014 Governor’s Budget proposed expenditures of $618 million (primarily funded through bonds) to implement certain aspects of the plan.

Under certain circumstances, the State also provides infrastructure funding assistance to local governments and the private sector such as for schools and local transportation programs, water projects, housing developments, and hospitals. The 2014 Governor’s Budget proposed authorizing $500 million in lease-revenue bonds to assist local governments in constructing or renovating county jails.

Deferred Obligations. As part of the budget solutions in prior fiscal years, the State repeatedly deferred payment of certain General Fund obligations (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the state pension fund) and approved the sale of economic recovery bonds, interfund borrowing and loans from state and local governments. As a result of these short-term budget-balancing actions, the General Fund is obligated to repay or make reimbursements in future years. The State’s enacted budgets for fiscal years 2012-13 and 2013-14 reduced these repayment obligations from $34.2 billion to $24.9 billion and the 2014 Governor’s Budget has projected that all outstanding budgetary deferrals and borrowing will be repaid by the end of the
2017-18 fiscal year.

Pension Trusts and Unfunded Liability. The two main State pension funds, the California Public Employees’
Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), have sustained significant investment losses in recent years and currently have substantial unfunded liabilities. On September
27, 2013, CalPERS estimated that its unfunded accrued liability allocable to State employees of $28.2 billion on an actuarial value of assets basis and $45.5 billion on a market value of assets basis, based on data through June 30, 2012. CalSTRS reported the unfunded actuarial liability of its Defined Benefit Plan at June 30, 2012 at $71.0 billion on an actuarial basis and $80.4 billion on a market value basis. The State also has an unfunded liability relating to other State retirees’
post-employment health care benefits which is estimated to be $63.8 billion as of June 30, 2012.

General Fund contributions to CalPERS and
CalSTRS for fiscal year 2013-14 are estimated to be approximately $2.3 billion and $1.4 billion, respectively (representing about 3.8% of all General Fund expenditures in the 2013-14 fiscal year). There can be no assurances that the State’s annual required contributions to CalPERS and CalSTRS will not significantly increase in the future.

On September 12, 2012, the State adopted
the Public Employees’ Pension Reform Act of 2013 which reduces pension benefits for newly-hired CalPERS employees, encourages later retirement and caps compensation in calculating pension benefits for higher-income employees. In a preliminary actuarial analysis, CalPERS estimated that the reform legislation will reduce costs to the State by $10.3 billion to $12.6 billion over the next 30 years.

Medi-Cal and Health Care Reform. The 2013 Budget Act projected General Fund expenditures in fiscal year 2013-14 of $16.1 billion for California’s Medi-Cal program (after the application of federal matching funds) and includes $195.6 million to begin payment of costs relating to the implementation of the federal Affordable Care Act. The net impact of the health care reform on the State’s budget is expected to increase approximately $700 million in fiscal years 2014-15 and 2015-16. Actual costs in future years will depend on, among other factors, levels of individual and employer participation and any changes in the federal matching rate and insurance premiums. Actual costs could differ materially as the Affordable Care Act is implemented and as the California Legislature realigns responsibility for certain health care and long-term care programs between the State and local governments.

Local Government

The primary units of local
government in California are the counties, which vary significantly in size and population. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. In the 2011 Budget Act, California instituted a major realignment of responsibility for public safety programs from the State to local governments, including certain criminal justice programs, mental health services, substance abuse treatment, child and elderly welfare programs and the California Work Opportunity and Responsibility to Kids
(CalWORKs). With the implementation of the federal Affordable Care Act, counties are expected to experience significant savings in their indigent healthcare programs as participants enroll in the State’s expanded Medi-Cal program. In recognition of this shift in responsibility for indigent healthcare, the 2013 Budget Act established a mechanism to redirect a portion of each county’s cost savings to benefit the State.

Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval.
Counties, in particular, have had fewer options to raise revenues than many other local government entities.

Local governments in California
have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Proposition 1A, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and vehicle licensing revenues. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 22, enacted by the Legislature and approved by the voters in November 2010, prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

Constitutional and Legislative Factors

Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State’s initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State’s ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolio of the Payden California Municipal Income Fund.

Effect of other State Laws on Bond Obligations

Some of the California municipal securities in
which the Payden California Municipal Income Fund can invest may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the
Legislature for such purpose.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

On March 25, 2011, the trial court in
Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al. ruled that the quality assurance fee (“QAF”) charged to skilled nursing facilities since 2004 was properly characterized as a “tax” rather than a “fee.” The trial court then denied the plaintiffs’ claim for refund of QAF amounts, finding that the QAF was constitutionally valid. Plaintiffs have appealed the denial of refund. QAF amounts collected from all providers to date total nearly $2 billion, and California has received additional federal financial participation based on its imposition and collection of the QAF. An adverse ruling could also negatively affect the State’s receipt of federal funds.

On October 7, 2010, the San Francisco County Superior Court in Gillette Company v. Franchise Tax Board, a consolidation of six actions by several multi-state corporations, ruled that the Legislature’s modification of the Revenue and Taxation Code, implementing a double-weighted sales factor in California’s apportionment of income formula for the taxation of multi-state business entities, was valid and constitutional. The California Court of Appeal, First Appellate District, reversed the trial court judgment, and in its decision issued in October 2012, held that the State was bound by the single-weighted sales factor contained in the Multistate Tax Compact for the tax years at issue and that attempting to override the Multistate Tax Compact violated the constitutional protections against impairment of contracts. The State has requested and the Supreme
Court has accepted review of this case. The adverse ruling in this consolidated case affects multiple taxpayers and creates potential exposure to refund claims in excess of $750 million.

On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks
Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. On January 18, 2011, the adverse trial court ruling was upheld by the California Court of Appeal and a petition for review filed by the State Board was denied by the California Supreme Court. The adverse trial court ruling, if applied to other similarly situated taxpayers, unless limited in scope by two similar refund cases filed by Lucent Technologies, Inc. against the State Board of Equalization, could have a significant negative impact in the range of approximately $300 million annually, on tax revenues.

Two cases seeking to proceed as class actions (Bakersfield Mall LLC v. Franchise Tax Board and CA-Centerside II, LLC v. Franchise
Tax Board) challenge the fee imposed by the California tax code upon limited liability companies registered in California, alleging discrimination against interstate commerce, violation the U.S. and California Constitutions, improper exercise of the State’s police powers, and misapplication by the Franchise Tax Board. The cases were coordinated for hearing as the Franchise Tax Board LLC Tax Refund Cases and subsequently denied class certification by a coordination trial judge.
If the appealable order is reversed and either case proceeds as a class action, the claimed refunds could be in excess of $500 million.

In
Gail Marie Harrington-Wisely, et al. v. State of California, et al., a class action asserting that the use by the California Department of Corrections and Rehabilitation (the “CDCR”) of a body-imaging machine to search visitors to state prisons for contraband violated the rights of the visitors. The trial court granted judgment in favor of the State, and plaintiffs’ appeal was dismissed by the California Court of Appeal, Second Appellate District. The parties agreed to a stipulated judgment and dismissed the case subject to further review on or after 2013 if the CDCR uses similar technology in the future. If plaintiffs were successful in obtaining damages for every use of the body-imaging machine, damages could be as high as $3 billion.

DERIVATIVE INSTRUMENTS

In pursuing their individual objectives, each of the Funds (except the Payden Cash Reserves Money Market Fund) may purchase and sell (write) put options and call options on securities, securities indexes, commodity indexes and foreign currencies, and may enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”), except that those
Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. Each of the Funds (except the Payden Cash Reserves Money Market Fund) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Each Fund (except the Payden Cash Reserves Money Market
Fund) also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities and credit default situations, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. Such Funds may also invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Board determines that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to many factors, including for example changes in prevailing interest rates, and like the other investments of the Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

A Fund might not employ any of the strategies described in this section, and no assurance can be given that any strategy used will succeed. If the Fund’s investment adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For a Fund that gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes

A Fund may, to the extent specified herein or in the applicable Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.
Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is
“covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures equal to the exercise price.
A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The
premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in
return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.
If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If
trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options

A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options.
Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Government Regulation of Derivatives.”

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two
parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except the Payden Cash Reserves Money Market Fund) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, for example, the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper;
bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. As described in the applicable Prospectus, one or more of the Funds may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Fund may purchase and write call and put futures options, as specified for that Fund in the applicable
Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money”
if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures
Options

A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a
Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each such Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin
with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Some futures contracts call for making or taking delivery of the underlying securities or commodities, referred to or “physical delivery.” However, these obligations are generally closed out prior to the contractual delivery date by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A Fund may
write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract that requires physical delivery, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Some futures contracts do not allow
physical delivery on the expiration date, but only settlement of daily variation margin. These are referred to as “cash settle contracts.” A Fund that enters into cash settle contracts will maintain 5% of the notional market value of such contracts in liquid assets with its custodian, marked to market daily.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures
contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a
Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the applicable Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and
Futures Options

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities. To the extent that a municipal bond fund enters into such futures contracts, however, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will
exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist for any derivative.

Risks Associated with Commodity Futures Contracts

There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures
markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as droughts, floods, weather, livestock diseases, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and
Options Thereon

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements

Each Fund (except the Payden Cash Reserves Money
Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, total return swaps and credit default and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

Over-the-counter swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap”
transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. As a matter of operating policy, the aggregate purchase price of caps and floors held by a Fund may not exceed 5% of its total assets at the time of purchase.

Consistent with a Fund’s investment objective and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. While the structure of a credit default swap depends on the particular swap agreement, a typical credit default structure is as follows. The
“buyer” in a credit default contract is generally obligated to pay the “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on an underlying reference obligation has occurred. If a credit event of default occurs, the seller generally must pay the buyer the full notional value, or “par value,” of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund (if the buyer) will receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the seller must pay the buyer the full notional value of the swap. Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to over-the-counter credit default swaps, counterparty risk and credit risk.

A Fund may also enter into swap options. A swap option is a contract that gives a counterparty the right
(but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except the
Payden Equity Income and Payden Cash Reserves Money Market Funds) may write (sell) and purchase put and call swap options.

Depending on
the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.”
Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio. Generally, the notional amount of any long positions in credit default swaps will be covered by the segregation of assets. However, long and short positions in credit default swaps which reference the same credit, pay/receive the same currency and have the same counterparty may be netted for purposes of the calculation of asset segregation. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. As a matter of operating policy, a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. Also as a matter of operating policy, a Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 30% of its total assets. If a Fund enters into a swap transaction on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the
Fund’s investment adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Following the adoption and implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”),
many categories of swaps (such as interest rate swaps, currency swaps, and swaps on broad-based securities indexes) are commodity interests subject to the jurisdiction of the Commodity Futures Trading Commission (the “CFTC”). Under the
Dodd-Frank Act, swaps are subject to a comprehensive regulatory regime that is being implemented by the CFTC and the SEC. Many aspects of this regime have yet to be finalized, so their overall effect on a Fund remains uncertain. One key aspect of these regulations will be to provide for the centralized clearing of several categories of swap transactions. Centralized clearing may reduce some risks associated with bilateral trading – like counterparty and credit risks – but may present other risks, like risks associated with the failure of the member firm through which swaps are submitted for clearing. Centrally-cleared swap transactions will generally be required to be executed on a designated contract market or a swap execution facility, and the clearing organizations for those transactions may impose initial and variation margin requirements. Swaps that are uncleared may be subject to margin requirements imposed by regulation. A swap counterparty will have certain recordkeeping requirements regarding its swap transactions, and information about those transactions may be required to be reported and made publicly available. These new requirements will impose additional costs on entering into swaps, the full scope of which will remain unknown until the regulations are fully implemented.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Fund’s investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. No Fund will invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the
CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Government Regulation of Derivatives

Additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using certain instruments.

There is also a possibility of additional future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps, options and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the
Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The definitions of
“swap” and “security-based swap” were finalized by the CFTC and SEC and were effective in October 2012. These definitions provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank
Act. For purposes of the Funds’ fundamental policies, all swap agreements and other derivative instruments that were not classified as commodities prior to the adoption of the Dodd-Frank Act are not deemed to be commodities or commodity contracts.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Exclusion from Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the CEA, each Fund’s investment adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the applicable Fund(s). The Funds and their investment advisers are therefore not subject to registration or regulation as a pool operators under the CEA. In order to claim the Rule 4.5 exemption, the Funds are significantly limited in their ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future the Funds will be more limited in their ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the investment advisers to manage the Funds, and on the Funds’ performance.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Each Fund (except the Payden Cash Reserves Money Market Fund, the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in an amount sufficient to meet such commitments.

A Fund may invest in
delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”
Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a
security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

FOREIGN CURRENCY TRANSACTIONS

As indicated in the applicable Prospectus, certain Funds may enter into foreign currency transactions. A Fund normally conducts its foreign currency exchange transactions either on a spot
(cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). The Fund generally will not enter into a forward currency contract with a term of greater than one year. Although forward currency contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Most forward foreign currency transactions entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s obligations will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s gain or loss position under the forward transaction will be accrued daily and any net loss positions will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.

Precise matching of the amount of
forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion of its assets to the consummation of these contracts. The Fund generally will not enter into such forward currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.

At the maturity of a forward currency contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting foreign currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting foreign currency transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets after the financial downturn in 2008 led the U.S. Government and other governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the
Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

In addition, it is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates.
The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Governments
or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. Each Fund’s investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

INCREASING GOVERNMENT DEBT

The total public debt of the United States as a percent of gross domestic product has grown rapidly since the beginning of the financial downturn that began in 2008. Current governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause devaluations of currencies, prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns and contribute to market volatility.

In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.

RATINGS AS INVESTMENT CRITERIA

In general, the ratings of nationally recognized rating services represent the opinions of these agencies as to the quality of securities that they rate.
Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets.
In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

LENDING OF PORTFOLIO SECURITIES

To realize additional income, certain of the Funds may lend
securities with a value of up to 30% of their respective total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking-to-market daily. A Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Fund’s investment adviser to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Fund’s investment adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

TEMPORARY DEFENSIVE MEASURES

Each Fund may establish and maintain reserves when the Fund’s investment adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. A Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

BORROWING

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The Payden U.S. Government Fund may not borrow amounts exceeding 33% of total assets valued at market
(including reverse repurchase agreements and delayed delivery transactions). The 1940 Act requires each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5%
of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent a Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

AVERAGE MATURITY AND DURATION CALCULATIONS

Average Maturity

The portfolio average maturity of a Fund will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation. Average life is normally used when trading mortgage-backed securities and asset-backed securities.

Duration

One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security’s cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security.
Duration is a complex formula that utilizes cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term-to-maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the term-to-maturity. Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation. These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity. Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate. Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate. An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios. The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario. The effective duration for a bond with known cash flows is the same as its modified duration.

The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value. Effective duration is a much better indicator of price volatility than term-to-maturity. For example, the term-to-maturity for both a 30-year bond and a 30-year zero coupon security is 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

In order to exercise oversight over the disclosure of information about portfolio securities, the Board has adopted a policy and related procedures with respect to the disclosure of the portfolio holdings of each of its Funds. You may obtain a listing of the portfolio holdings of any Fund by sending a written request to the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. With the exception of certain third-party providers to the
Funds, portfolio holdings of the Fund are made available to any person, including without limitation individual investors, institutional investors, intermediaries that distribute the Fund’s shares and rating and ranking organizations, as of a month-end and are released after the following month-end. As an example, Fund portfolio holdings as of January 31 are first made available to any person on March 1.

Employees of the following third-party service providers, whose job responsibilities require them to have access to a Fund’s portfolio holdings on a daily basis, are not subject to the delayed availability policy: the Fund’s investment adviser, fund administrator, fund accountant, custodian, transfer agent, independent registered public accounting firm, outside counsel, and financial printer. Each of these third-party providers requires that their employees maintain the confidentiality of this information and prohibits any trading based on this confidential information. In addition, in order to comply with amendments to Rule 2a-7 under the 1940 Act, information concerning the holdings of the Payden Cash Reserves Money Market Fund, as well as its weighted average maturity and weighted average life, will be posted on the Payden Fund’s website five business days after the end of the month and will remain posted for six months thereafter.

None of the Funds, their investment advisers, or any other party receives any compensation in connection with the disclosure of information about portfolio holdings of a Fund. Further, there are no ongoing arrangements for any Fund to make available to any person information on the Fund’s portfolio holdings outside the disclosure policy just described. Finally, the Fund’s Chief Compliance Officer must approve any disclosure of the
Fund’s portfolio holdings that is outside the terms of this disclosure policy.

There can be no guarantee that a Fund’s disclosure
policy and related procedures will be effective in preventing the misuse of information about portfolio holdings of the Fund by the persons in possession of this information.

MANAGEMENT OF THE P&R TRUST

TRUSTEES AND OFFICERS

The Trustees of the P&R Trust are responsible for the overall management of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the P&R Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers of the P&R Trust, who administer the Funds’
daily operations, are appointed by the Board of Trustees.

Board of Trustees

The current members of the Board of Trustees and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as “Independent Trustees” are not “interested persons” of the P&R Trust, as defined in the 1940 Act.

NAME, ADDRESS AND AGE

  POSITION
 WITH
P&R TRUST

YEAR FIRST ELECTED
AS A TRUSTEE OF P&R TRUST

 PRINCIPAL OCCUPATION(S) DURING PAST 5
YEARS

NUMBER OF P&R
TRUST SERIES OVERSEEN BY TRUSTEE

OTHER DIRECTORSHIPS HELD BY TRUSTEE

OTHER RELEVANT EXPERIENCE

Independent Trustees

  W.D. Hilton, Jr. 333 South Grand
 Avenue Los Angeles,
CA 90071 Age: 67

Trustee

1993

President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust

All (18)

None

  Bank board experience
 Executive management (CFO) experience
Board service for charitable/ educational/nonprofit organizations

  Gerald S. Levey, M.D.
333 South Grand Avenue Los Angeles, CA 90071 Age: 77

Trustee

2000

Vice Chancellor and Dean (1994-2010), Dean Emeritus (2010-present) and Distinguished Professor of Medicine (1998-present), David Geffen School of Medicine at the University of
California, Los Angeles

All (18)

None

  Executive management experience
Board service for charitable/ educational/nonprofit organizations

  Thomas V. McKernan 333 South Grand Avenue Los Angeles,
CA 90071 Age: 69

Trustee

1993

Chairman, Automobile Club of Southern California

All (18)

None

  Executive management (CFO) experience
 Board service for charitable/ educational/nonprofit organizations
MBA

  Rosemarie T. Nassif 333 South Grand Avenue Los Angeles,
CA 90071 Age: 72

Trustee

2008

President (1999-2010) and President Emerita (2010-present), Holy Names University, Oakland; Program Director, Conrad Hilton Foundation

All (18)

None

  Bank board experience
Board service for charitable/ educational/nonprofit organizations

  Andrew J. Policano    333 South Grand
 Avenue Los Angeles,
CA 90071 Age: 64

Trustee

2008

Dean Emeritus, Dean’s Leadership Circle and Professor, The Paul Merage School of Business, at the University of California Irvine

All (18)

Director, Badger Meter, Inc. (flow measurement and manufacturer); Director, Rockwell

  Published research — finance & economics
 Board service for charitable/
educational/nonprofit organizations

NAME, ADDRESS AND AGE

  POSITION
 WITH
P&R TRUST

YEAR FIRST ELECTED
AS A TRUSTEE OF P&R TRUST

 PRINCIPAL OCCUPATION(S) DURING PAST 5
YEARS

NUMBER OF P&R
TRUST SERIES OVERSEEN BY TRUSTEE

OTHER DIRECTORSHIPS HELD BY TRUSTEE

OTHER RELEVANT EXPERIENCE

Collins (aerospace and communications company)

Ph.D. — Economics

  Dennis C. Poulsen 333 South Grand Avenue Los Angeles,
CA 90071 Age: 71

Trustee

1992

Chairman of the Advisory Board, Rose Hills Company (mortuary and cemetery)

All (18)

  Executive management (CEO) experience
 Board service for charitable/ educational/nonprofit organizations
J.D.

  Stender E. Sweeney 333 South Grand Avenue Los Angeles,
CA 90071 Age: 74

Trustee

1992

Private Investor

All (18)

Director, Avis Budget Group, Inc. (car rental company)

  Corporate board experience (audit chair)
 Executive management (CFO) experience
 Board service for charitable/ educational/nonprofit organizations
MBA

Interested Trustees*

  Joan A. Payden    333 South Grand Avenue Los Angeles,    CA
90071 Age: 82

Chairman, CEO and Trustee

1992

President, Chief Executive Officer and Director, Payden & Rygel

All (18)

  Michael E. Salvay 333 South Grand Avenue Los Angeles,
CA 90071 Age: 52

Trustee

2009

Managing Principal, Payden & Rygel

All (18)

  Mary Beth Syal    333 South Grand Avenue Los Angeles,    CA
90071 Age: 51

Trustee

2000

Managing Principal and Director, Payden & Rygel

All (18)

*
“Interested persons” of the P&R Trust by virtue of their affiliation with Payden.

Information Concerning the Board

The Role of the Board

The Board provides oversight of the management and operations of all of the Funds. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Funds, such as the Funds’ investment advisers, distributor, administrator, custodian and transfer agent. The Board approves all significant agreements between the Funds and their service providers. The Board has appointed various senior individuals of an adviser to the Funds to serve as officers of the
P&R Trust, with responsibility to monitor and report to the Board on the day-to-day operations of the Funds. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the operations of each of the Funds. The Board has appointed a Chief Compliance Officer who administers the compliance program for the Funds and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal board meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations of the various Funds. From time to time, one or more members of the Board may also meet with P&R Trust officers in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee of the P&R Trust is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the investments, operations or activities of the various Funds.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Pricing Committee and a Governance Committee, which are discussed in greater detail below under “Board Committees.” Seventy percent of the members of the Board are Independent Trustees. The members of each of the Audit Committee and the Governance Committee are all Independent Trustees. The Chairman of the Board is also the President and Chief Executive Officer (“CEO”) of Payden. The Board has not appointed a lead Independent Trustee. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the CEO of Payden, can provide valuable input based on her tenure with Payden and experience in the types of securities in which the Funds invest. The Board has also determined that the structure, function and composition of its three board committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an
Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i) meeting with the Funds’ Treasurer and with the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Board as to these and other matters. Similarly, the Pricing Committee supports the Board’s oversight of risk management in the context of the pricing of securities and any potential impact on the net asset value for the various Funds.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Governance Committee of the Board and the Board itself select Independent Trustees with a view toward constituting a board of trustees that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of each of the service providers to each of the Funds, to decide upon matters of general policy and to represent the long-term interests of the shareholders of each of the Funds. In doing so, the
Governance Committee and the Board consider the qualifications, skills, attributes and experience of the current Board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The Board seeks Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure of the P&R Trust, and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

As indicated in the chart
above, each Independent Trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which each Independent Trustees draws in connection with his or her service, the chart summarizes key experience for each Independent Trustee. These references to the qualifications, attributes and skills of the Independent Trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the accomplishments listed, none of the Independent Trustees is considered an “expert” within the meaning of the Federal securities laws with respect to information in the registration statement for the Funds.

Interested Trustees have similar qualifications, skills and attributes as the Independent Trustees. Interested Trustees serve as senior officers of Payden or its affiliates. This management role with the service providers to the Funds also permits them to make a significant contribution to the Board.

Board Committees

The Board has established three standing committees — an Audit Committee, a Pricing Committee and a Governance Committee. The functions performed by each of these committees are described below. Each current Trustee of the P&R Trust attended 75% or more of the respective meetings of the full Board and of any committees of which he or she was a member that were held during the fiscal year ended October 31, 2013. The full Board met four times during the fiscal year ended October 31, 2013.

Each Independent Trustee is a member of the P&R Trust’s Audit Committee.
The principal responsibilities of the Audit Committee are to: (i) oversee the P&R Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the P&R Trust’s financial statements and the independent audit thereof; (iii) act as a liaison between the P&R Trust’s independent registered public accounting firm and the full Board; (iv) oversee the selection of independent counsel and monitor its continued performance; (v) develop and recommend to the Board for its approval, an annual board self-assessment process; and (vi) receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. Thomas V.
McKernan, an Independent Trustee, is Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended October 31, 2013.

The Pricing Committee’s principal function is to generally oversee the P&R Trust’s pricing policies and procedures for securities in which the Funds invest as applied on a day-to-day basis by the P&R Trust’s management and the Funds’ investment advisers. The Pricing Committee is also responsible for recommending changes in these policies and procedures for adoption by the Board. W.D. Hilton, Jr., Michael E. Salvay and Mary Beth Syal are the Trustee members of the Pricing Committee, and W.D. Hilton, Jr. is Chairman of the Pricing Committee. The Pricing Committee held four meetings during the fiscal year ended October 31, 2013.

The Governance Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the P&R Trust. Thomas V. McKernan and W.D. Hilton, Jr., each of whom is an Independent Trustee, are the members of the Governance Committee, and Thomas V. McKernan is Chairman of the Governance
Committee. The Governance Committee did not meet during the fiscal year ended October 31, 2013. Shareholders may recommend names of Trustee candidates to the Governance Committee by written submission to: The Payden & Rygel Investment
Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

Governance Committee Considerations for Independent Trustees of the P&R Trust

The Governance Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates under the requirements of the 1940 Act. The Governance Committee believes that the significance of each nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters, and that board effectiveness is best evaluated at the group level, not at the individual trustee level. As a result, the Governance Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a trustee of the P&R Trust. When evaluating candidates for a position on the Board, the Governance Committee considers the potential impact of the candidate, along with his or her particular experiences, on the Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Governance Committee’s view as to the candidate. In assessing these matters, the Governance Committee typically considers the following minimum criteria: (i) the candidate’s experience as a director or senior officer of public companies or other fund complexes; (ii) the candidate’s educational background;
(iii) the candidate’s reputation for high ethical standards and personal and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee under the requirements of the 1940 Act, the candidate’s independence from the Funds’ service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Trustee Compensation

Effective November 1,
2013, each Independent Trustee receives an annual retainer of $56,000, plus $5,000 for each in-person Board meeting, $2,500 for each telephonic Board meeting, $3,000 for each in-person Committee meeting and $1,500 for each telephonic Committee meeting, and reimbursement of related expenses. Chairmen of Board committees each receive an annual retainer of $6,000. For the fiscal year ended October 31, 2013, each Independent Trustee received an annual retainer of $50,000, plus $5,000 for each in-person Board meeting, $2,500 for each telephonic Board meeting, $3,000 for each in-person Committee meeting and $1,500 for each telephonic Committee meeting, and reimbursement of related expenses. Chairmen of Board committees each received an annual retainer of $2,000. The following table sets forth the aggregate compensation paid by the P&R Trust for the fiscal year ended October 31, 2013 to the
Trustees who are not affiliated with Payden or Payden/Kravitz and the aggregate compensation paid to such Trustees for services on the Board. The P&R Trust does not maintain a retirement plan for its Trustees.

NAME

AGGREGATE COMPENSATION FROM P&R TRUST

PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF P&R TRUST EXPENSES

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

TOTAL COMPENSATION FROM P&R TRUST AND P&R TRUST COMPLEX PAID TO TRUSTEE

W.D. Hilton, Jr.

$
98,500

None

N/A

$
98,500

Gerald S. Levey, M.D.

$
84,500

None

N/A

$
84,500

Thomas V. McKernan

$
78,500

None

N/A

$
78,500

Rosemarie T. Nassif

$
82,000

None

N/A

$
82,000

Andrew J. Policano

$
82,000

None

N/A

$
82,000

Dennis C. Poulsen

$
84,500

None

N/A

$
84,500

Stender E. Sweeney

$
84,500

None

N/A

$
84,500

P&R Trust Fund Shares Owned by Trustees as of December 31, 2013.

NAME

DOLLAR RANGE OF FUND SHARES OWNED*

AGGREGATE DOLLAR RANGE OF SHARES OWNED IN ALL
P&R TRUST FUNDS*

Independent Trustees

W.D. Hilton, Jr

Over $100,000

Payden Cash Reserves Money Market Fund

$1 - $10,000

Payden Core Bond Fund

Over $100,000

Payden Corporate Bond Fund

Over $100,000

Payden Emerging Markets Bond Fund

Over $100,000

Payden Emerging Markets Local Bond Fund

Over $100,000

Payden Limited Maturity Fund

Over $100,000

Payden Global Low Duration Fund

Over $100,000

Payden GNMA Fund

Over $100,000

Payden High Income Fund

Over $100,000

Payden Equity Income Fund

Over $100,000

Gerald S. Levey, M.D.

$10,001 - $50,000

Payden High Income Fund

$10,001 - $50,000

Payden Equity Income Fund

$10,001 - $50,000

Thomas V. McKernan

Over $100,000

Payden Core Bond Fund

Over $100,000

Payden California Municipal Income Fund

Over $100,000

Payden Emerging Markets Bond Fund

Over $100,000

Payden Low Duration Fund

Over $100,000

Payden High Income Fund

Over $100,000

Payden Tax Exempt Bond Fund

Over $100,000

Payden Equity Income Fund

Over $100,000

NAME

DOLLAR RANGE OF FUND
SHARES OWNED*

AGGREGATE DOLLAR RANGE OF SHARES OWNED IN ALL
P&R TRUST FUNDS*

Rosemarie T. Nassif

Over $100,000

Payden Emerging Markets Bond Fund

$10,001 - $50,000

Payden High Income Fund

$10,001 - $50,000

Payden Low Duration Fund

$10,001 - $50,000

Payden Tax Exempt Bond Fund

$10,001 - $50,000

Andrew J. Policano

$50,001 -$100,000

Payden Corporate Bond Fund

$10,001 - $50,000

Payden Emerging Markets Bond Fund

$1 - $10,000

Payden Global Fixed Income Fund

$10,001 - $50,000

Payden Global Low Duration Fund

$1 - $10,000

Payden High Income Fund

$10,001 - $50,000

Payden Low Duration Fund

$1 - $10,000

Payden Equity Income Fund

$1 - $10,000

Dennis C. Poulsen

Over $100,000

Payden Emerging Markets Bond Fund

$10,001 - $50,000

Payden Emerging Markets Local Bond Fund

$1 - $10,000

Payden High Income Fund

$10,001 - $50,000

Payden Equity Income Fund

$10,001 - $50,000

Stender E. Sweeney

Over $100,000

Payden California Municipal Income Fund

$10,001 - $50,000

Payden Cash Reserves Money Market Fund

$10,001 - $50,000

Payden Core Bond Fund

Over $100,000

Payden GNMA Fund

$1 - $10,000

Payden High Income Fund

$10,001 - $50,000

Payden Low Duration Fund

$10,001 - $50,000

Interested Trustees

Joan A. Payden

Over $100,000

Payden California Municipal Income Fund

Over $100,000

Payden Cash Reserves Money Market Fund

Over $100,000

Payden Corporate Bond Fund

Over $100,000

Payden Emerging Markets Bond Fund

Over $100,000

Payden Emerging Markets Corporate Bond Fund

Over $100,000

Payden Emerging Markets Local Bond Fund

Over $100,000

Payden Floating Rate Fund

Over $100,000

Payden High Income Fund

Over $100,000

Payden Limited Maturity Fund

Over $100,000

Payden Tax Exempt Bond Fund

$1 - $10,000

Payden Equity Income Fund

Over $100,000

Michael E. Salvay

Over $100,000

Payden Cash Reserves Money Market Fund

$10,001 - $50,000

Payden Emerging Markets Bond Fund

$10,001 - $50,000

Payden Global Equity Fund

$50,001 - $100,000

Payden High Income Fund

$50,001 - $100,000

Payden Equity Income Fund

Over $100,000

Payden Floating Rate Fund

$10,001 - $50,000

Mary Beth Syal

None

*
Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; and over $100,000.

Officers

The current
officers of the P&R Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

NAME, ADDRESS AND AGE

  POSITION
 WITH   P&R
TRUST

  YEAR FIRST ELECTED AS
AN OFFICER OF P&R TRUST

  PRINCIAPAL OCCUPATION(S) DURING PAST 5
YEARS

  Joan A. Payden
 333 South Grand Avenue
 Los Angeles, CA 90071
Age: 82

Chairman, CEO and Trustee

1992

President, Chief Executive Officer and Director, Payden & Rygel

  Brian W. Matthews
 333 South Grand Avenue
 Los Angeles, CA 90071
Age: 53

Vice President and Chief Financial Officer

2003

Managing Principal, CFO and Director, Payden & Rygel

  Yot Chattrabhuti
 333 South Grand Avenue
 Los Angeles, CA 90071
Age: 58

Vice President

1997

Principal, Mutual Fund Operations, Payden & Rygel

NAME, ADDRESS AND AGE

  POSITION WITH
P&R TRUST

  YEAR FIRST ELECTED AS AN OFFICER OF
P&R TRUST

  PRINCIAPAL OCCUPATION(S) DURING PAST 5
YEARS

  Bradley F. Hersh
 333 South Grand Avenue
 Los Angeles, CA 90071
Age: 45

Vice President and Treasurer

1998

Vice President and Treasurer, Payden & Rygel

  David L. Wagner
 333 South Grand Avenue
 Los Angeles, CA 90071
Age: 63

Vice President and Chief Compliance Officer

1996

Senior Vice President, Risk Management, Payden & Rygel

  Edward S. Garlock
 333 South Grand Avenue
 Los Angeles, CA 90071
Age: 63

Secretary

1997

Managing Principal, General Counsel, Chief Compliance Officer and Director, Payden & Rygel

Codes of Ethics

Each of the P&R Trust, Payden, Payden/Kravitz and Payden & Rygel Distributors, the Funds’ distributor, has adopted a Code of Ethics pursuant to
Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Funds of the P&R Trust.

Proxy Voting Policies and Procedures

The Board adopted the P&R Trust’s “Proxy Voting Policy and Procedures” (“P&R Trust Proxy Policy”), pursuant to which it delegated the responsibility for voting proxies relating to portfolio securities held by the Payden Funds to Payden as part of Payden’s general investment management responsibilities, subject to the continuing oversight of the Board. Similarly, pursuant to the P&R Trust Proxy Policy, the Board delegated the responsibility for voting proxies relating to the portfolio securities held by the Payden/Kravitz Fund to Payden/Kravitz, as part of Payden/Kravitz’s general investment management responsibilities, subject to the continuing oversight of the Board. Under the P&R Trust Proxy Policy, each of Payden and Payden/Kravitz, respectively, shall present to the Board at least annually its policies, procedures and other guidelines for voting proxies. The delegation by the Board to Payden and Payden/Kravitz, respectively, of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the P&R Trust voted proxies relating to portfolio securities of each of the Funds during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the SEC’s website at www.sec.gov.

Payden’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to each Payden Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the applicable Payden Fund and that does not subordinate the Payden Fund’s interests to its own. With respect to several common issues that are presented,
Payden’s policy provides that, absent special client circumstances or specific client policies or instructions, Payden will vote as follows on the issues listed below:

•

Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•

Vote for programs that permit an issuer to repurchase its own stock.

•

  Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•

  Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•

Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

•

Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden’s general proxy voting policies, Payden’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

From time to time, Payden may purchase for a Fund’s portfolio securities that have been issued by another of its investment advisory clients (other than an Acquired Fund). In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Payden. To ensure that proxy votes are voted in the Fund’s best interest and unaffected by any conflict of interest that may exist, Payden will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Payden as follows. If one of Payden’s general proxy voting policies described above applies to the proxy issue in question,
Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Payden. However, if the general proxy voting policy does not further the interests of the
Fund, Payden will then seek specific instructions from the Fund.

Payden/Kravitz’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the Payden/Kravitz Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the Payden/Kravitz Fund and that does not subordinate the Payden/Kravitz Fund’s interests to its own. With respect to several common issues that are presented, Payden/Kravitz’s policy provides that, absent special client circumstances or specific client policies or instructions,
Payden/Kravitz will vote as follows on the issues listed below:

•

Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•

Vote for programs that permit an issuer to repurchase its own stock.

•

  Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•

  Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•

Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

•

Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden/Kravitz’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Payden/Kravitz’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden/Kravitz’s general proxy voting policies, Payden/Kravitz’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. The Payden/Kravitz Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Payden/Kravitz reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

From time to time, Payden/Kravitz may purchase for the Payden/Kravitz Fund’s portfolio securities that have been issued by another of its investment advisory clients. In that case, however, a conflict of interest may exist between the interests of the Payden/Kravitz Fund and the interests of Payden/Kravitz. To ensure that proxy votes are voted in the Payden/Kravitz Fund’s best interest and unaffected by any conflict of interest that may exist, Payden/Kravitz will vote on a proxy question that presents a material conflict of interest between the interests of the Payden/Kravitz Fund and the interests of Payden/Kravitz as follows. If one of Payden/Kravitz’s general proxy voting policies described above applies to the proxy issue in question, Payden/Kravitz will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Payden/Kravitz Fund and not of Payden/Kravitz. However, if the general proxy voting policy does not further the interests of the Payden/Kravitz Fund, Payden/Kravitz will then seek specific instructions from the Payden/Kravitz Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
of the Payden Funds and the Payden/Kravitz Fund

As of January 31, 2014, the following persons held of record 25% or more of the outstanding shares of the following Payden Funds and the Payden/Kravitz Fund. The P&R Trust has no other information regarding the beneficial ownership of such shares:

Fund Name

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

55.98
%

PAYDEN CORE BOND FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

30.84
%

JICARILLA APACHE NATION

DULCE

NM

25.20
%

PAYDEN CORE BOND FUND, ADVISER CLASS

J. STEWART

RAYNE

LA

28.06
%

PAYDEN EMERGING MARKETS BOND FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

33.93
%

PAYDEN EMERGING MARKETS BOND FUND, ADVISER CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

75.79
%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, ADVISER CLASS

MATTHEWS FAMILY TRUST

WESTLAKE VILLAGE

CA

99.90
%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INVESTOR CLASS

SELF REALIZATION FELLOWSHIP CHURCH

LOS ANGELES

CA

30.00
%

HAWAIIAN ELECTRIC INDUSTRIES, INC

HONOLULU

HI

29.06
%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INSTITUTIONAL CLASS

PAYDEN CORE BOND FUND

LOS ANGELES

CA

66.67
%

PAYDEN HIGH INCOME FUND

LOS ANGELES

CA

33.33
%

PAYDEN EMERGING MARKETS LOCAL BOND FUND, INVESTOR CLASS

JOHN ARRILLAGA SURVIVORS TRUST

PALO ALTO

CA

27.71
%

RICHARD T PEERY SEPARATE PROPERTY TRUST

PALO ALTO

CA

27.71
%

PAYDEN EMERGING MARKETS LOCAL BOND FUND, ADVISER CLASS

CHARLES SCHWAB & CO INC

SAN FRANCISCO

CA

67.32
%

PAYDEN EQUITY INCOME FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

47.24
%

PAYDEN FLOATING RATE FUND, ADVISER CLASS

MATTHEWS FAMILY TRUST

WESTLAKE VILLAGE

CA

50.17
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

49.78
%

PAYDEN FLOATING RATE FUND, INVESTOR CLASS

DARTMOUTH COLLEGE

BOSTON

MA

41.38
%

PAYDEN FLOATING RATE FUND, INSTITUTIONAL CLASS

PAYDEN HIGH INCOME FUND

LOS ANGELES

CA

32.53
%

PAYDEN GLOBAL FIXED INCOME FUND, INVESTOR CLASS

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

46.00
%

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

25.61
%

PAYDEN GNMA FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

40.14
%

PAYDEN HIGH INCOME FUND, INVESTOR CLASS

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

28.96
%

PAYDEN HIGH INCOME FUND, ADVISER CLASS

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

63.38
%

PAYDEN LOW DURATION FUND, INVESTOR CLASS

NORTH DAKOTA UNIVERSITY

BISMARCK

ND

30.80
%

PAYDEN CASH RESERVES MONEY MARKET FUND, INVESTOR CLASS

MAC & CO

PITTSBURGH

PA

41.54
%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, INSTITUTIONAL CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

30.46
%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, RETIREMENT CLASS

HARTFORD LIFE INS CO

HARTFORD

CT

76.97
%

PAYDEN TAX EXEMPT BOND FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

81.31
%

PAYDEN U.S. GOVERNMENT FUND, INVESTOR CLASS

PUBLIC HOSPITAL DISTRICT NO 2, KIRK COUNTY

KIRKLAND WA

MN

26.81
%

PAYDEN U.S. GOVERNMENT FUND, ADVISER CLASS

NATIONWIDE TRUST CO

COLUMBUS

OH

91.10
%

If any of the above Payden Funds or Payden/Kravitz Fund held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of these controlling shareholders’ substantial voting power.

Principal Holders of Securities of the Payden Funds and the Payden/Kravitz Fund

As of
January 31, 2014, the following persons held of record 5% or more of the outstanding shares of the Payden Funds and the Payden/Kravitz Fund. The P&R Trust has no other information regarding the beneficial ownership of such shares:

Fund Name

PAYDEN CALIFORNIA MUNICIPAL INCOME FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

55.98
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

9.76
%

PAYDEN CORE BOND FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

30.84
%

JICARILLA APACHE NATION

DULCE

NM

25.20
%

BERT BELL/PETE ROZELLE NFL PLAYER RETIREMENT PLAN

BALTIMORE

MD

5.43
%

PAYDEN CORE BOND FUND, ADVISER CLASS

J. STEWART

RAYNE

LA

28.06
%

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

24.41
%

UBS FINANCIAL SERVICES INC

COLUMBUS

OH

14.72
%

P. MILLS

ALBUQUERQUE

NM

12.74
%

H. MCDONALD & D. MCDONALD

WASHINGTON

DC

7.37
%

PAYDEN CORPORATE BOND FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

23.47
%

PEERY FOUNDATION

PALO ALTO

CA

11.06
%

AARP EMPLOYEES’ PENSION PLAN

WASHINGTON

DC

10.51
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

8.18
%

TEXAS TECH UNIVERSITY

LUBBOCK

TX

6.68
%

JOAN A PAYDEN LIVING TRUST

SANTA MONICA

CA

6.47
%

A&P CHILDREN INVESTMENT LLC

PALO ALTO

CA

6.20
%

ARRILLAGA FOUNDATION

PALO ALTO

CA

5.58
%

PAYDEN EMERGING MARKETS BOND FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

33.93
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

23.04
%

TD AMERITRADE INC

OMAHA

NE

5.05
%

PAYDEN EMERGING MARKETS BOND FUND, ADVISER CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

75.79
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

9.06
%

PAYDEN EMERGING MARKETS BOND FUND, INSTUTIONAL CLASS

NORTHERN TRUST AS CUSTODIAN

CHICAGO

IL

21.39
%

JOHN ARRILLAGA SURVIVORS TRUST

PALO ALTO

CA

18.48
%

RICHARD T PEERY SEPARATE PROPERTY TRUST

PALO ALTO

CA

18.48
%

AMERICAN FEDERATION OF MUSICIANS & EMPLOYERS PENSION PLAN

NEW YORK

NY

16.33
%

BUILDING SERVICE 32BJ PENSION FUND

NEW YORK

NY

13.97
%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, ADVISER CLASS

MATTHEWS FAMILY TRUST

WESTLAKE VILLAGE

CA

99.90
%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INVESTOR CLASS

SELF REALIZATION FELLOWSHIP CHURCH

LOS ANGELES

CA

30.00
%

HAWAIIAN ELECTRIC INDUSTRIES, INC

HONOLULU

HI

29.06
%

PEACEHEALTH

BELLEVUE

WA

18.37
%

BERT BELL/PETE ROZELLE NFL PLAYER RETIREMENT PLAN

BALTIMORE

MD

12.50
%

JOAN A PAYDEN LIVING TRUST

SANTA MONICA

CA

6.25
%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INSTITUTIONAL CLASS

PAYDEN CORE BOND FUND

LOS ANGELES

CA

66.67
%

PAYDEN HIGH INCOME FUND

LOS ANGELES

CA

33.33
%

PAYDEN EMERGING MARKETS LOCAL BOND FUND, INVESTOR CLASS

JOHN ARRILLAGA SURVIVORS TRUST

PALO ALTO

CA

27.71
%

RICHARD T PEERY SEPARATE PROPERTY TRUST

PALO ALTO

CA

27.71
%

VALLEE CO

MILWAUKEE

WI

23.20
%

PAYDEN EMERGING MARKETS LOCAL BOND FUND, ADVISER CLASS

CHARLES SCHWAB & CO INC

SAN FRANCISCO

CA

67.32
%

PAYDEN EQUITY INCOME FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

47.24
%

NATIONAL I A M BENEFIT TRUST FUND

WASHINGTON

DC

7.74
%

SEI PRIVATE TRUST COMPANY

OAKS

PA

5.87
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

5.40
%

PAYDEN EQUITY INCOME FUND, ADVISER CLASS

E TRADE CLEARING LLC

MERRIFIELD

VA

13.60
%

E TRADE CLEARING LLC

MERRIFIELD

VA

9.38
%

E TRADE CLEARING LLC

JERSEY CITY

NJ

8.17
%

J. MATTIE & L. MATTIE

KENSINGTON

CT

6.89
%

UHV SPUTTERING INC

MORGAN HILL

CA

5.83
%

E TRADE CLEARING LLC

JERSEY CITY

NJ

5.65
%

E TRADE CLEARING LLC

JERSEY CITY

NJ

5.29
%

PAYDEN FLOATING RATE FUND, ADVISER CLASS

MATTHEWS FAMILY TRUST

WESTLAKE VILLAGE

CA

50.17
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

49.78
%

PAYDEN FLOATING RATE FUND, INVESTOR CLASS

DARTMOUTH COLLEGE

BOSTON

MA

41.38
%

SELF REALIZATION FELLOWSHIP CHURCH

LOS ANGELES

CA

9.51
%

HAWAIIAN ELECTRIC INDUSTRIES, INC

HONOLULU

HI

9.36
%

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

8.22
%

PEACEHEALTH

BELLEVUE

WA

5.93
%

PAYDEN FLOATING RATE FUND, INSTITUTIONAL CLASS

PAYDEN HIGH INCOME FUND

LOS ANGELES

CA

32.53
%

PAYDEN CORE BOND FUND

LOS ANGELES

CA

21.12
%

JOHN ARRILLAGA SURVIVORS TRUST

PALO ALTO

CA

16.26
%

RICHARD T PEERY SEPARATE PROPERTY TRUST

PALO ALTO

CA

16.26
%

PAYDEN LOW DURATION FUND

LOS ANGELES

CA

12.20
%

PAYDEN GLOBAL FIXED INCOME FUND, INVESTOR CLASS

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

46.00
%

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

25.61
%

TD AMERITRADE INC

OMAHA

NE

12.18
%

PAYDEN GLOBAL LOW DURATION FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

20.36
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

19.34
%

DARTMOUTH COLLEGE

BOSTON

MA

12.11
%

TD AMERITRADE INC

OMAHA

NE

8.92
%

KAISER PERMANENTE

OAKLAND

CA

8.82
%

PAYDEN GNMA FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

40.14
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

9.70
%

TD AMERITRADE INC

OMAHA

NE

9.27
%

PAYDEN GNMA FUND, ADVISER CLASS

NATIONWIDE TRUST CO

COLUMBUS

OH

21.05
%

E TRADE CLEARING LLC

JERSEY CITY

NJ

10.14
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

5.95
%

PAYDEN HIGH INCOME FUND, INVESTOR CLASS

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

28.96
%

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

11.06
%

JOHN ARRILLAGA SURVIVORS TRUST

PALO ALTO

CA

6.32
%

RICHARD T PEERY SEPARATE PROPERTY TRUST

PALO ALTO

CA

6.32
%

PAYDEN HIGH INCOME FUND, ADVISER CLASS

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

63.38
%

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

9.88
%

UHV SPUTTERING INC

MORGAN HILL

CA

7.83
%

  PAYDEN LIMITED MATURITY FUND, INVESTOR CLASS
CITY OF JACKSONVILLE

JACKSONVILLE

FL

19.76
%

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

9.45
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

8.92
%

ASSOC ELECTRIC & GAS INS SERVICES LTD

EAST RUTHERFORD

NJ

8.17
%

INDIANA UNIVERSITY FOUDATION

BLOOMINGTON

IN

8.16
%

NEUROPACE INC

MOUNTAIN VIEW

CA

6.06
%

PAYDEN LOW DURATION FUND, INVESTOR CLASS

NORTH DAKOTA UNIVERSITY

BISMARCK

ND

30.80
%

NATIONAL FINANCIAL SERVICES CORP

NEW YORK

NY

12.25
%

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

7.70
%

TD AMERITRADE INC FOR THE

OMAHA

NE

5.69
%

PAYDEN CASH RESERVES MONEY MARKET FUND, INVESTOR CLASS

MAC & CO

PITTSBURGH

PA

41.54
%

BAND & CO

MILWAUKEE

WI

16.35
%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, ADVISER CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

18.28
%

NATIONWIDE TRUST CO FSB

COLUMBUS

OH

14.93
%

WILMINGTON TRUST

PHOENIX

AZ

14.88
%

HARTFORD LIFE INS CO

HARTFORD

CT

14.18
%

FIFTH THIRD BANK

CINCINNATI

OH

13.02
%

MASSACHUSETTS MUTUAL LIFE INSURANCE CO

SPRINGFIELD

MA

11.25
%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, INSTITUTIONAL CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

30.46
%

JOHN HANCOCK LIFE INSURANCE COMPANY USA

BOSTON

MA

19.57
%

GREAT-WEST TRUST CO

GREENWOOD VILLAGE

CO

13.92
%

PAYDEN & RYGEL CASH BALANCE PENSION PLAN

LOS ANGELES

CA

7.79
%

TD AMERITRADE TRUST COMPANY

DENVER

CO

6.76
%

NATIONWIDE TRUST CO

COLUMBUS

OH

5.72
%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, RETIREMENT CLASS

HARTFORD LIFE INS CO

HARTFORD

CT

76.97
%

GREAT-WEST TRUST CO

GREENWOOD VILLAGE

CO

9.46
%

PERSHING LLC

JERSEY CITY

NJ

5.86
%

PAYDEN TAX EXEMPT BOND FUND, INVESTOR CLASS

CHARLES SCHWAB & CO

SAN FRANCISCO

CA

81.31
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

7.46
%

PAYDEN U.S. GOVERNMENT FUND, INVESTOR CLASS

PUBLIC HOSPITAL DISTRICT NO 2, KIRK COUNTY

KIRKLAND WA

MN

26.81
%

PUBLIC HOSPITAL DISTRICT NO 2, SNOHOMISH COUNTY

LYNNWOOD

WA

17.33
%

PEERY FOUNDATION

PALO ALTO

CA

10.86
%

1ST ENTERPRISE BANK

LOS ANGELES

CA

7.59
%

PAYDEN U.S. GOVERNMENT FUND, ADVISER CLASS

NATIONWIDE TRUST CO

COLUMBUS

OH

91.10
%

NATIONAL FINANCIAL SERVICES CORP

JERSEY CITY

NJ

6.03
%

Management Ownership of the Payden Funds and the Payden/Kravitz Fund

As of January 31, 2014, the Trustees and officers of the P&R Trust, collectively, owned (1) less than 1% of the outstanding shares of the Payden/Kravitz Fund; and (2) less than 1% of the outstanding shares of each of the Payden Funds, except for the Payden Corporate Bond Fund, 7.00%; Payden California Municipal Income Fund, 5.83%; Payden Tax Exempt Bond Fund, 4.99%; Payden Equity Income Fund, 4.55%; Payden Emerging Markets Bond Fund (Investor Class), 1.76%; Payden Emerging Markets Bond Fund (Institutional Class), 6.23%; Payden Emerging Markets Corporate Bond Fund (Adviser Class), 100%; Payden Emerging Markets Local Bond Fund, 2.50%; Payden Limited Maturity Fund, 3.20%; Payden Floating Rate Fund (Investor Class), 3.04%; Payden Floating Rate Fund (Adviser Class), 50.22%; Payden High Income Fund (Investor Class), 1.16%; Payden High Income Fund (Adviser Class), 1.47%; and Payden Cash Reserves Money Market Fund, 2.04%.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISERS

Adviser — Payden Funds

Payden was founded in 1983 as an independent investment counseling firm specializing in the management of short term fixed income securities. Today, the firm provides a broad array of investment management services involving both fixed income and equity securities and other investment techniques. Payden is owned by its President and CEO, Joan Payden, who is the majority shareholder, eleven Managing Principals and eight Principals, all of whom are active in the firm’s operations. As of January 31, 2014, its staff consisted of 179 employees, 79 of whom either have advanced degrees and/or are Chartered Financial Analysts. As of such date, it had 334 client relationships, including pension funds, endowments, credit unions, foundations, corporate cash accounts and individuals, and managed total assets of approximately $83 billion, with approximately $13.4 billion invested globally.

Payden provides investment management services to the Payden Funds pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 24, 1992, as amended from time to time (the “Payden Agreement”). The Payden Agreement provides that Payden will pay all expenses incurred in connection with managing the ordinary course of a Payden Fund’s business, except the following expenses, which are paid by each Payden Fund: (i) the fees and expenses incurred by a Payden Fund in connection with the management of the investment and reinvestment of the Payden Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden; (iii) the fees and expenses of the Trust’s custodian, transfer agent, fund accounting agent and administrator; (iv) the charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to a Payden Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Payden Fund to Federal, state or other governmental agencies; (vii) a Payden Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) a Payden Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of a Payden Fund and of its shares with the SEC, registering the P&R Trust as a broker or dealer and qualifying the shares of a Payden Fund under state securities laws, including the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business, and (xii) any expenses assumed by the P&R Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

The Payden Agreement provides that Payden receives a monthly fee from each Fund at the following annual rates:

FUND	FEE
Payden Cash Reserves Money Market Fund	0.15% of average daily net assets

Payden Limited Maturity Fund	0.28% for the first $1 billion of average daily net assets
Payden Low Duration Fund	0.25% of average daily net assets above $1 billion
Payden U.S. Government Fund
Payden Core Bond Fund

Payden Corporate Bond Fund	0.35% of average daily net assets

Payden GNMA Fund	0.27% of average daily net assets

Payden High Income Fund	0.35% of average daily net assets

Payden Tax Exempt Bond Fund	0.32% for the first $500 million of average daily net assets
0.28% of average daily net assets for the next $500 million
0.25% of average daily net assets above $1 billion

Payden California Municipal Income Fund	0.32% for the first $1 billion of average daily net assets
0.25% of average daily net assets above $1 billion

Payden Global Low Duration Fund	0.30% of the first $2 billion of average daily net assets
Payden Global Fixed Income Fund	0.25% of average daily net assets above $2 billion

Payden Emerging Markets Bond Fund	0.45% of average daily net assets

Payden Emerging Markets Local Bond Fund	0.60% of average daily net assets

Payden Equity Income Fund	0.50% for the first $2 billion of average daily net assets
0.30% of average daily net assets above $2 billion

Payden Floating Rate Fund	0.55% of average daily net assets

Payden Emerging Markets Corporate Bond Fund	0.80% of average daily net assets

Gross fees earned by Payden, Payden Fund expenses subsidized by Payden and the net advisory fee or net expense subsidy for the three fiscal years ended October 31 for all Payden Funds are shown below.

	FISCAL YEAR ENDED OCTOBER 31
	2011 (000S)			2012 (000S)			2013 (000S)
	FEE	SUBSIDY	NET	FEE	SUBSIDY	NET FEE/SUBSIDY	FEE	SUBSIDY	NET
Payden Cash Reserves Money Market Fund	$958	$(1,427)	$(469)	$909	$(1,391)	$(482)	704	(1,270)	(566)
Payden Limited Maturity Fund	584	(139)	445	662	(141)	521	741	(394)	347
Payden Low Duration Fund	1,428	(155)	1,273	1,566	(96)	1,470	1,828	(238)	1,590
Payden U.S. Government Fund	262	(24)	238	215	(26)	189	372	(174)	198
Payden GNMA Fund	1,947	(840)	1,107	2,623	(1,193)	1,430	1,876	(1,238)	638
Payden Core Bond Fund	1,522	—	1,522	1,748	—	1,748	1,651	—	1,651
Payden Corporate Bond Fund	156	(137)	19	138	(101)	37	216	(104)	112
Payden High Income Fund	3,683	—	3,683	3,798	—	3,798	3,557	—	3,557
Payden Tax Exempt Bond Fund	51	(75)	(24)	45	(75)	(30)	38	(71)	(33)
Payden California Municipal Income Fund	137	(51)	86	152	(54)	98	156	(51)	105
Payden Global Low Duration Fund	327	—	327	198	(32)	166	267	(101)	166
Payden Global Fixed Income Fund	216	(99)	117	141	(97)	44	134	(106)	28
Payden Emerging Markets Bond Fund	2,834	—	2,834	3,738	(146)	3,592	4,492	(294)	4,198
Payden Emerging Markets Local Bond Fund*	NA	NA	NA	496	(71)	425	1,308	—	1,308
Payden Equity Income Fund	201	(58)	143	594	(146)	448	1,047	(153)	894
Payden Floating Rate Fund**	NA	NA	NA	NA	NA	NA	NA	NA	NA
Payden Emerging Markets Corporate Bond Fund**	NA	NA	NA	NA	NA	NA	NA	NA	NA

(*)	The Payden Emerging Markets Local Bond Fund commenced operations on November 2, 2011.
(**)	The Payden Floating Rate Fund and the Payden Emerging Markets Corporate Bond Fund commenced operations on November 11, 2013.

The Payden Funds are responsible for their own operating expenses. Payden has contractually agreed that, for so long as it acts as investment adviser to certain Payden Funds, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of each of those Funds will not exceed the percentage indicated of the particular Fund’s average daily net assets on an annualized basis. In addition, Payden has also contractually agreed to temporarily limit the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) for certain Payden Funds to the percentage indicated of the Fund’s average daily net assets on an annualized basis. This Agreement has a one-year term ending February 28, 2015 for each of the affected Payden Funds. The temporary expense limitation may be renewed and may be amended by approval of a majority of the P&R Trust’s Board of Trustees. Each Payden Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for any Payden Fund in any given year, such reimbursement may not be paid prior to the Payden Fund’s payment of current ordinary operating expenses, and the level of reimbursement cannot cause the Payden Fund’s annual expense ratio to exceed the contractual expense limits discussed above.

In the event the operating expenses of a Payden Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Payden Fund’s applicable expense limitation, Payden shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden shall be deducted from the monthly advisory fee otherwise payable with respect to the Payden Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden shall pay to the Payden Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

The Payden Agreement provides that Payden will not be liable for any error of judgment or mistake of law or for any loss suffered by the Payden Funds in connection with the performance of the Payden Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden’s duties or from reckless disregard by Payden of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden Agreement will continue in effect with respect to each Payden Fund for two years after the Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around its commencement of operations) and then continue for each such Payden Fund for periods not exceeding one year so long as such continuation is approved annually by the Board (or by a majority of the outstanding voting shares of each such Payden Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden Agreement by vote cast in person at a meeting called for such purpose. The Payden Agreement terminates upon assignment and may be terminated with respect to a Payden Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Payden Fund.

Adviser — Payden/Kravitz Fund

Payden/Kravitz, founded in 2008, is a joint venture owned equally by Payden and Kravitz Investment Services, Inc. (“Kravitz”). It has approximately $224 million in assets under management as of February 28, 2014. Payden, founded in 1983, is one of the largest independent investment counseling firms in the United States, with approximately $83 billion in assets under management as of February 28, 2014. Kravitz is an investment counseling firm, with approximately $460 million in assets under management as of February 28, 2014. Payden/Kravitz was initially founded to provide investment management services to the Payden/Kravitz Fund, and it provides those services pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 18, 2008 (the “Payden/Kravitz Agreement”).

The Payden/Kravitz Agreement provides that Payden/Kravitz will pay for all expenses incurred in connection with managing the ordinary course of the Payden/Kravitz Fund’s business, except the following expenses, which are paid by the Payden/Kravitz Fund: (i) the fees and expenses incurred by the Payden/Kravitz Fund in connection with the management of the investment and reinvestment of the Payden/Kravitz Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden/Kravitz; (iii) the fees and expenses of the Payden/Kravitz Fund’s custodian, transfer agent, fund accounting agent and administrator; (iv) the Payden/Kravitz Fund’s portion of charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Payden/Kravitz Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Payden/Kravitz Fund to Federal, state or other governmental agencies; (vii) the Payden/Kravitz Fund’s portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) the Payden/Kravitz Fund’s portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Payden/Kravitz Fund and of its shares with the SEC and qualifying the shares of the Payden/Kravitz Fund under state securities laws, including the Payden/Kravitz Fund’s portion of the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under the Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business; (xii) any expenses assumed by the P&R Trust on behalf of the Adviser Class or the Retirement Class of the Payden/Kravitz Fund pursuant to the P&R Trust’s Rule 12b-l Distribution Plan; and (xiii) any expenses payable by the Payden/Kravitz Fund pursuant to the P&R Trust’s Shareholder Servicing Plan. The Payden/Kravitz Agreement provides that Payden/Kravitz receives a monthly fee from the Payden/Kravitz Fund at the annual rate of 1.10% of average daily net assets.

Gross fees earned by Payden/Kravitz, Payden/Kravitz Fund expenses subsidized by Payden/Kravitz and the net advisory fee or net expense subsidy for the three fiscal years ended October 31 for the Payden/Kravitz Fund are shown below.

Fiscal Year Ended October 31
2011 (000s)			2012 (000s)			2013 (000s)
Fee	(Subsidy)	Net Fee/(Subsidy)	Fee	(Subsidy)	Net Fee/(Subsidy)	Fee	Subsidy	Net
$744	$(253)	$491	$1,204	$(337)	$867	$1,584	(287)	$1,297

The Payden/Kravitz Fund is responsible for its own operating expenses under the Payden/Kravitz Agreement. Payden/Kravitz has agreed to reduce fees payable to it by the Payden/Kravitz Fund under the Payden/Kravitz Agreement, and to pay Payden/Kravitz Fund operating expenses to the extent necessary to limit the Payden/Kravitz Fund’s aggregate Net Annual Fund Operating Expenses (excluding interest and tax expenses) to the limit set forth in the Fees and Expenses Table (“expense limitation”) of the applicable Prospectus. Any such reductions made by Payden/Kravitz in its fees or payment of expenses which are the Payden/Kravitz Fund’s obligation are subject to reimbursement by the Payden/Kravitz Fund to Payden/Kravitz if so requested by Payden/Kravitz, in subsequent fiscal years if the aggregate amount actually paid by the Payden/Kravitz Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the expense limitation on Payden/Kravitz Fund expenses. Payden/Kravitz is permitted to be reimbursed only for fee reductions and expense payments made in the three fiscal years ended October 31, 2013. Such reimbursement may not be paid prior to the Payden/Kravitz Fund’s payment of current ordinary operating expenses.

In the event the operating expenses of the Payden/Kravitz Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Payden/Kravitz Fund’s applicable expense limitation, Payden/Kravitz shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden/Kravitz shall be deducted from the monthly advisory fee otherwise payable with respect to the Payden/Kravitz Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden/Kravitz shall pay to the Payden/Kravitz Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

The Payden/Kravitz Agreement provides that Payden/Kravitz will not be liable for any error of judgment or mistake of law or for any loss suffered by the Payden/Kravitz Fund in connection with the performance of the Payden/Kravitz Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden/Kravitz’s duties or from reckless disregard by Payden/Kravitz of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden/Kravitz Agreement will continue in effect with respect to the Payden/Kravitz Fund for two years after the Payden/Kravitz Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around the Payden/Kravitz Fund’s commencement of operations) and then continue for the Payden/Kravitz Fund for periods not exceeding one year so long as such continuation is approved annually by the Board (or by a majority of the outstanding voting shares of the Payden/Kravitz Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden/Kravitz Agreement by vote cast in person at a meeting called for such purpose. The Payden/Kravitz Agreement terminates upon assignment and may be terminated with respect to the Payden/Kravitz Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Payden/Kravitz Fund.

SHAREHOLDER SERVICING PLAN

The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Funds that allows each Fund (other than the Payden Cash Reserves Money Market Fund) to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. With respect to each Fund, the fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of a shareholder’s investment in the Fund.

The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services that the intermediary provides with respect to shares of the Fund owned from time to time by customers of the intermediary. Such services include (i) transfer agent and sub-transfer agent type of services for beneficial owners of Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund or Funds, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.

In addition to fees paid under the Shareholder Servicing Plan for the Funds, a Fund’s investment adviser may pay service, administrative or other similar fees to broker-dealers or other financial intermediaries. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. Those payments are sometimes necessary to ensure that the Fund is listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Fund’s investment adviser believes that such payments and listings will make shares of the Fund available to a wider distribution network. The rate of those fees paid by the Fund’s investment adviser may vary and ranges from 0.10% to 0.15% of the average daily net assets of the Fund attributable to a particular intermediary.

DISTRIBUTION ARRANGEMENT

Pursuant to a distribution agreement (the “Distribution Agreement”) with the P&R Trust, Payden & Rygel Distributors (the “Distributor”), 333 South Grand Avenue, Los Angeles, California 90071, acts as distributor for each of the Funds. The Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The offering of Fund shares is continuous. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the respective Investment

Management Agreements described above. Pursuant to the Distribution Agreement, the P&R Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

Except in connection with the Rule 12b-1 distribution plan as described below, no compensation is payable by the Funds to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and SAIs (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of a Fund, and other expenses associated with performing services as distributor of the Funds’ shares. Each Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

RULE 12b-1 DISTRIBUTION PLAN

Pursuant to SEC Rule 12b-1, the Board has adopted the Rule 12b-1 Distribution Plan (“Distribution Plan”), under which each class of shares of a Fund with a 12b-1 fee is allowed to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Distributor and other intermediaries for sales and marketing activities and materials and related shareholder servicing. The Distribution Plan applies to the following Fund classes: (1) the Adviser Class shares of each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Floating Rate Fund, Payden Emerging Markets Bond, Payden Emerging Markets Local Bond, Payden Emerging Markets Corporate Bond and Payden Equity Income Funds (each a “Payden Fund Adviser Class”), (2) the Adviser Class shares of the Payden/Kravitz Fund (the “Payden/Kravitz Fund Adviser Class”), and (3) the Retirement Class shares of the Payden/Kravitz Fund (the “Payden/Kravitz Fund Retirement Class”). For each Payden Fund Adviser Class and the Payden/Kravitz Fund Adviser Class, the fee is payable at an annual rate of 0.25% of the average daily net assets of the applicable Adviser Class, regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. Similarly, for the Payden/Kravitz Fund Retirement Class, the fee is payable at an annual rate of 0.50% of the average daily net assets of the Payden/Kravitz Fund Retirement Class, regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. As indicated in the table in the “Fees and Expenses” section in the applicable Prospectus for each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class and the Payden/Kravitz Fund Retirement Class, this 12b-1 distribution fee is included in the Annual Fund Operating Expenses. Because these fees are paid out of the assets of each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class, and the Payden/Kravitz Fund Retirement Class on an ongoing basis, over time these fees will increase the cost of an investment in shares of each Payden Fund Adviser Class, the Payden/Kravitz Fund Adviser Class, and the Payden/Kravitz Fund Retirement Class.

The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Trustees who are not “interested persons” of the P&R Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or in any agreement relating to the Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to a Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or the class affected by the vote of the holders of a majority of the outstanding shares of the Fund or the class affected. The Distribution Plan may not be amended to increase materially the amounts to be paid by the shareholders of a Rule 12b-1 class of any Fund with a Rule 12b-1 class of share for the services described therein without approval by the shareholders of such class, and all material amendments are required to be approved by the Board in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.

The P&R Trust, when approving the establishment of the Distribution Plan, determined that there are various anticipated benefits to each of the various Funds with a Rule 12b-1 class of shares from such establishment, including the likelihood that the Distribution Plan will stimulate sales of shares of each Rule 12b-1 class and assist in increasing the asset base of each of each such Fund in the face of competition from a variety of financial products and the potential advantage to the shareholders of the various Rule 12b-1 classes of prompt and significant growth of the asset base of the those Funds, including greater liquidity, more investment flexibility and achievement of greater economies of scale.

Except to the extent that affiliates of Payden receive distribution fees from the Distributor, or that the Funds’ investment advisers benefit through increased fees from an increase in the net assets of the Funds with a Rule 12b-1 class of shares, which may result in part from the expenditures, no interested person of the P&R Trust nor any Trustee who is not an interested person of the P&R Trust has or had a direct or indirect financial interest in the operation of the Distribution Plan or any related agreements.

For the fiscal year ended October 31, 2013, the Funds with a Rule 12b-1 class of shares paid the following 12b-1 fees to the Distributor.

FISCAL YEAR ENDED OCTOBER 31, 2013	FEES (000S)
ADVISER CLASS
Payden U.S. Government Fund	$3
Payden GNMA Fund	$126
Payden Core Bond Fund	$1
Payden High Income Fund	$17
Payden Emerging Markets Bond Fund	$80
Payden Emerging Markets Local Bond Fund	$0
Payden Equity Income Fund	$10
Payden/Kravitz Cash Balance Plan Fund	$151
RETIREMENT CLASS
Payden/Kravitz Cash Balance Plan Fund	$131

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Administrator

Treasury Plus, Incorporated (“Treasury Plus”), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden which serves as administrator to each Fund. Under the Administration Agreement with the P&R Trust, Treasury Plus has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of each of the Funds, transmit communications by each Fund to shareholders of record, make periodic reports to the Board regarding Fund operations, and oversee the work of the fund accountant and transfer agent.

For providing administrative services to the P&R Trust, Treasury Plus receives a monthly fee at the annual rate of 0.15% of the daily net assets of the Funds.

Under the Administration Agreement with the P&R Trust, Treasury Plus has agreed that, if in any fiscal year the expenses borne by a Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement with the P&R Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement and to Payden pursuant to its Investment Management Agreement with the P&R Trust.

During the three fiscal years ended October 31, 2013, Treasury Plus earned the amounts listed below.

	FISCAL YEAR ENDED OCTOBER 31
	2011 (000S)	2012 (000S)	2013 (000S)
Payden Cash Reserves Money Market Fund	$958	$909	$704
Payden Limited Maturity Fund	313	355	397
Payden Low Duration Fund	765	839	979
Payden U.S. Government Fund	140	115	199
Payden GNMA Fund	1,082	1,457	1,042
Payden Core Bond Fund	815	936	885
Payden Corporate Bond Fund	67	59	92
Payden High Income Fund	1,578	1,628	1,521
Payden Tax Exempt Bond Fund	24	21	18
Payden California Municipal Income Fund	64	71	73
Payden Global Low Duration Fund	164	99	133
Payden Global Fixed Income Fund	108	70	67
Payden Emerging Markets Bond Fund	945	1,246	1,497
Payden Emerging Markets Local Bond Fund*	NA	124	327
Payden Equity Income Fund	60	178	314
Payden/Kravitz Cash Balance Plan Fund	102	164	216
Payden Floating Rate Fund**	NA	NA	NA
Payden Emerging Markets Corporate Bond Fund**	NA	NA	NA

(*)	The Payden Emerging Markets Local Bond Fund commenced operations on November 2, 2011.
(**)	The Payden Floating Rate Fund and the Payden Emerging Markets Corporate Bond Fund commenced operations on November 11, 2013.

Transfer Agent

Pursuant to its agreement with the P&R Trust, UMB Fund Services, Inc. (“UMB”), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53233, provides transfer agency services to each of the Funds. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives from the P&R Trust fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.

Fund Accountant

Pursuant to its agreement with the P&R Trust, The Bank of New York Mellon (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to each of the Funds. These services include the calculation of daily expense accruals and net asset value per share for the Funds. BNY Mellon receives from the P&R Trust fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.

The liability provisions of the agreement between Treasury Plus, UMB and BNY Mellon with the P&R Trust are similar to those of the Payden Agreement discussed above. In addition, the P&R Trust has agreed to indemnify Treasury Plus, UMB and BNY Mellon against certain liabilities. The agreement may be terminated by either party to such agreement on 90 days’ notice.

Custodian

Pursuant to its agreement with the P&R Trust, BNY Mellon (the “Custodian”) serves as custodian for the assets of each of the Funds. The Custodian’s address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the P&R Trust, the Custodian has agreed among other things to maintain a separate account in the name of each Fund; hold and disburse portfolio securities and other assets on behalf of the Funds; collect and make disbursements of money on behalf of the Funds; and receive all income and other payments and distributions on account of each Fund’s portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Board has delegated to the Custodian the selection of foreign custodians and to the applicable investment adviser the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and by the applicable investment adviser of the risks in connection with foreign custodial and securities depository arrangements will always be correct, or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of a Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm, 111 S. Wacker Drive, Chicago, Illinois 60606-4301, serves as the independent registered public accounting firm for each of the Funds. Deloitte audits and reports on the Funds’ annual financial statements, and performs other authorized professional services when engaged to do so with the approval of the Audit Committee of the P&R Trust.

PORTFOLIO MANAGERS

PAYDEN FUNDS

Adviser Portfolio Manager Conflicts of Interest

Payden adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of a Payden Fund and his or her management of other Funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among Funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden will anticipate all potential conflicts of interest.

Adviser Portfolio Manager Fund Holdings and Other Managed Accounts

As described below, portfolio managers may personally own shares of the Fund or Funds for which they act as portfolio manager. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden.

The following table reflects information as of October 31, 2013. None of these accounts pay performance-based fees.

PORTFOLIO MANAGER	DOLLAR RANGE OF FUND SHARES OWNED (1)	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (RICS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF RIC IN MILLIONS) (2)	NUMBER OF OTHER POOLED INVESTMENT VEHICLES (PIVS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF PIVS IN MILLIONS) (3)	NUMBER OF OTHER ACCOUNTS THAT PORTFOLIO MANAGER MANAGES (ASSETS OF OTHER ACCOUNTS IN MILLIONS) (4)
MARY BETH SYAL		4 $1,045	2 $48	224 $46,252
Payden Limited Maturity Fund	None
Payden Low Duration Fund	None
Payden Global Low Duration Fund	None
ERIC HOVEY		4 $,1045	2 $48	224 $46,252
Payden Limited Maturity Fund	None
Payden Low Duration Fund	None
Payden Global Low Duration Fund	None
DAVID P. BALLANTINE		None	None	6 $1,462
Payden U.S. Government Fund	None
Payden GNMA Fund	$1 - $10,000
GARY S. GREENBERG		None	None	6 $1,462
Payden GNMA Fund	None
Payden U.S. Government Fund	None
JAMES T. WONG		None	1 $29	14 $149
Payden Equity Income Fund	$100,001 - $500,000
Payden Corporate Bond Fund	None
FRANK LEE		None	1 $29	14 $149
Payden Equity Income Fund	None
KRISTIN J. CEVA		None	3 $280	36 $5,271

PORTFOLIO MANAGER	DOLLAR RANGE OF FUND SHARES OWNED (1)	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (RICS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF RIC IN MILLIONS) (2)	NUMBER OF OTHER POOLED INVESTMENT VEHICLES (PIVS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF PIVS IN MILLIONS) (3)	NUMBER OF OTHER ACCOUNTS THAT PORTFOLIO MANAGER MANAGES (ASSETS OF OTHER ACCOUNTS IN MILLIONS) (4)
Payden Global Fixed Income Fund	None
Payden Emerging Markets Bond Fund	$100,001 - $500,000
Payden Emerging Markets Local Bond Fund	$50,001 - $100,000
Payden Emerging Markets Corporate Bond Fund	None
TIMOTHY K. RIDER		None	1 $254	40 $10,129
Payden Global Fixed Income Fund	None
NIGEL JENKINS		None	6 $1,007	40 $10,129
Payden Global Fixed Income Fund	None
SABUR MOINI		None	1 $80	19 $875
Payden High Income Fund	$100,001 - $500,000
Payden Floating Rate Fund	None
JORDAN LOPEZ		None	1 $80	19 $875
Payden High Income Fund	$100,001 - $500,000
Payden Floating Rate Fund	None
MICHAEL E. SALVAY		None	1 $23	248 $8,303
Payden Core Bond Fund	None
Payden Corporate Bond Fund	None
Payden Tax Exempt Bond Fund	None
Payden California Municipal Income Fund	None
NATALIE TREVITHICK		None	1 $26	23 $4,297
Payden Corporate Bond Fund	None
Payden Emerging Markets Corporate Bond Fund	None
BRAD BOYD		1 $128	1 $45	11 $768
Payden Core Bond Fund	None
ARTHUR HOVSEPIAN		None	3 $280	36 $5,271
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden Emerging Markets Local Bond Fund	None
VLADIMIR MILEV		None	3 $280	36 $5,271
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden Emerging Markets Corporate Bond Fund	None
DARREN CAPELOTO		None	3 $280	36 $5,271
Payden Emerging Markets Local Bond Fund	None

(1)	Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden’s 401(k) plan.
(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).
(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden. The offshore funds are only sold to offshore investors.
(4)	Reflects other separately managed accounts in which Payden is the investment adviser.
(5)	The Payden Emerging Markets Corporate Bond Fund and the Payden Floating Rate Fund were not open as of October 31, 2013. Each of these two Funds commenced operations on November 11, 2013.

Adviser Portfolio Manager Compensation

Portfolio managers and other investment personnel are paid competitive salaries by Payden. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the firm overall and other factors.

PAYDEN/KRAVITZ FUND

Portfolio Manager Conflicts of Interest

Payden/Kravitz has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Payden/Kravitz Fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Payden/Kravitz has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden/Kravitz will anticipate all potential conflicts of interest.

Portfolio Manager Fund Holdings and Other Managed Accounts

As described below, portfolio manager may personally own shares of the Payden/Kravitz Fund. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden/Kravitz, Payden or Kravitz.

The following table reflects information as of October 31, 2013. None of these accounts pay performance-based fees.

PORTFOLIO MANAGER	DOLLAR RANGE OF FUND SHARES OWNED (1)	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES (RICS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF RIC IN MILLIONS) (2)	NUMBER OF OTHER POOLED INVESTMENT VEHICLES (PIVS) THAT PORTFOLIO MANAGER MANAGES (ASSETS OF PIVS IN MILLIONS) (3)	NUMBER OF OTHER ACCOUNTS THAT PORTFOLIO MANAGER MANAGES (ASSETS OF OTHER ACCOUNTS IN MILLIONS) (4)
BRAD BOYD	None	None	None	None
BRIAN MATTHEWS	None	4 $1,133	None	34 $9,438
SCOTT WEINER	None	None	1 $38	15 $17,715

(1)	Ownership disclosure is made using the following ranges: None; $1 — $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden’s 401(k) Plan.
(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).
(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Payden/Kravitz, or by its parent entities, Payden or Kravitz. The offshore funds are only sold to offshore investors.
(4)	Reflects other separately managed accounts in which Payden/Kravitz, or its parent entities, Payden or Kravitz, is the investment adviser.

Portfolio Manager Compensation

Portfolio managers and other investment personnel are paid by Payden or Kravitz, respectively, and in each case, they are paid competitive salaries. In addition, they may receive bonuses based on the overall profit of the respective firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual’s contribution to the investment team(s), contributions to the respective firm overall and other factors.

PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds pay commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

A Fund’s investment adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Funds it manages and buys and sells such securities, options and futures for the Funds through a substantial number of brokers and dealers. In so doing, the Fund’s investment adviser seeks the best execution available. In seeking the most favorable execution, the investment adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. In light of such factors, a Fund’s investment adviser may select a broker that charges a higher brokerage commission than another broker might have charged for the same transaction. The Fund’s investment adviser periodically evaluates the performance of brokers used for the purchase and sale of portfolio securities to ensure that the Fund is obtaining best execution of these transactions. None of the Funds’ investment advisers have any “soft dollar” arrangements with any broker-dealer.

Some securities considered for investment by a Fund’s portfolio may also be appropriate for other clients served by the Fund’s investment adviser. If a purchase or sale of securities consistent with the investment policies of a Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Fund’s investment adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Fund’s investment adviser, and the results of such allocations, are subject to periodic review by the Fund’s Board.

The investment adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the Federal tax laws (see “Taxation”). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.

The only Funds which paid brokerage commissions during the three fiscal years ended October 31, 2013 are noted below:

	FISCAL YEAR ENDED OCTOBER 31
	2011	2012	2013
Payden Equity Income Fund	$126,049	$337,899	$244,073
Payden/Kravitz Cash Balance Plan Fund	18,387	3,499	440
Payden Low Duration Fund	900	—	—
Payden Corporate Bond Fund	831	690	—
Payden Global Low Duration Fund	585	—	—

The Board periodically reviews the performance of Payden and Payden/Kravitz in connection with the placement of portfolio transactions on behalf of the Funds of which each serves as investment adviser.

PURCHASES AND REDEMPTIONS

Certain managed account clients of the investment adviser for a Fund may purchase shares of that Fund. To avoid the imposition of duplicative fees, the Fund’s investment adviser may be required to make adjustments in the management fees charged separately by the investment adviser to these managed account clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

Each Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a Fund is equal to the net asset value per share at the time of purchase.

Each Fund may, at the sole discretion of the Fund’s investment adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.

Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemptions, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The P&R Trust’s Master Trust Agreement also authorizes each Fund to redeem shares under certain other circumstances as may be specified by the Board.

TAXATION

Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. However, should a Fund fail to qualify as a regulated investment company under Subchapter M, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from interests in qualified publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the “Diversification Test”). The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, a Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.

If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers) reported by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest income each taxable year. Each Fund (other than the Payden Equity Income Fund (formerly Payden Value Leaders Fund)) intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. The Payden Equity Income Fund intends to distribute to its shareholders substantially all of its investment company taxable income semi-annually and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the distribution requirements. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to Federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS

Each of the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund intends to qualify to pay “exempt-interest” dividends to its shareholders, who may exclude those dividends from their gross income for Federal income tax purposes. In order to be able to pay those dividends, a Fund must satisfy the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations the interest on which is excludable from gross income under section 103(a) of the Code.

With the exception of exempt-interest dividends from the Payden Tax Exempt Bond Fund and the Payden California Municipal Income Fund, dividends paid out of a Fund’s investment company taxable income will generally be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under the applicable tax exemption.

For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent derived from investments of a Fund in taxable corporations and to the extent the Fund reports the amount distributed as a qualifying dividend. Due to the nature of their investments, many of the Funds will not pay qualified dividends to shareholders. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund reports the amount distributed as a qualifying dividend. Distributions of net capital gains, and reported as such, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. A 3.8% federal Medicare contribution tax applies to net investment income, which generally includes dividend income and net capital gains, for taxpayers in higher income tax brackets. A shareholder may realize taxable income from a Fund even in periods during which share values have declined. Tax considerations are not the primary objective in making a Fund’s investment decisions.

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Funds are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced by other Fund shares or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be the basis of the shares sold, increased or decreased by the difference, if any, between the price of the acquired share and the shares sold. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

A Fund may be required to withhold for U.S. Federal income taxes at a current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal tax liability if the required documentation is provided.

FOREIGN INVESTMENTS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Funds’ investment advisers intend to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund, subject to certain exceptions. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing not later than 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Absent the Fund making the election to “pass through” the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be

FOREIGN SHAREHOLDERS AND FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Foreign shareholders, including shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Under FATCA, a 30% withholding tax on a Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Withholding under FATCA is required: (i) with respect to distributions from a Fund beginning on July 1, 2014; and (ii) with respect to capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or would be entitled to a reduced rate of withholding) generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. A Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax, and foreign taxes may not be deductible in computing alternative minimum taxable income.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying Federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. Paul Hastings LLP, counsel to the P&R Trust, has expressed no opinion in respect thereof.

FUND PERFORMANCE

Each Fund may quote its performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund’s share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS

Yields for each class of shares of a Fund (other than the Payden Cash Reserves Money Market Fund) used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class’ net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund’s investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.

The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.

Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

With respect to the Payden Cash Reserves Money Market Fund, yields and effective yields for each class of shares of the Fund used in advertising are based on a seven-day base period. A yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest 0.01%. An effective yield quotation, carried to at least the nearest 0.01%, is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund’s yield may not equal its distribution rate or income reported in the Fund’s financial statements. Yields and other performance information may be quoted numerically, or in a table, graph or similar illustration.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to shares of a Fund reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

The one-year, five-year, ten-year and since inception total returns for each of the Funds through October 31, 2013 are set forth below. The Payden Floating Rate Fund and Payden Emerging Markets Corporate Bond Fund were not open as of October 31, 2013.

NAME	1 YEAR	5 YEARS	10 YEARS	ANNUALIZED RETURN SINCE INCEPTION*	INCEPTION DATE

PAYDEN FUNDS
Investor Share Class
Payden Cash Reserves Money Market Fund	0.01	0.14	1.67		December 17, 1997
Payden Limited Maturity Fund	0.56	1.46	1.68		May 2, 1994
Payden Low Duration Fund	0.68	3.39	3.00		January 1, 1994
Payden U.S. Government Fund	-0.67	2.59	3.13		January 1, 1995
Payden GNMA Fund	-1.80	5.65	4.94		August 27, 1999
Payden Core Bond Fund	-0.28	7.31	4.44		January 1, 1994
Payden Corporate Bond Fund	0.17			8.96	March 12, 2009
Payden High Income Fund	5.82	12.76	6.39		December 30, 1997
Payden Tax Exempt Bond Fund	-0.75	4.31	3.37		December 21, 1993
Payden California Municipal Income Fund	0.02	5.04	3.71		December 17, 1998
Payden Global Low Duration Fund	1.19	4.15	3.08		September 18, 1996
Payden Global Fixed Income Fund	0.69	5.85	4.19		September 1, 1992
Payden Emerging Markets Bond Fund	-3.25	14.03	8.66		December 17, 1998
Payden Emerging Markets Local Bond Fund	-4.12			1.57	November 2, 2011
Payden Equity Income Fund	18.51	13.95	5.83		November 1, 1996
Payden Floating Rate Fund					November 11, 2013
Payden Emerging Markets Corporate Bond Fund					November 11, 2013

Adviser Share Class
Payden U.S. Government Fund	-1.01			1.31	November 2, 2009
Payden GNMA Fund	-1.96			3.75	November 2, 2009
Payden Core Bond Fund	-0.54			4.29	November 2, 2009
Payden High Income Fund	5.56			8.96	November 2, 2009
Payden Emerging Markets Bond Fund	-3.54			7.80	November 2, 2009
Payden Emerging Markets Local Bond Fund	-4.45			1.24	November 2, 2011
Payden Equity Income Fund	18.20			17.07	December 1, 2011
Payden Floating Rate Fund					November 11, 2013
Payden Emerging Markets Corporate Bond Fund					November 11, 2013

Institutional Share Class
Payden Emerging Markets Bond Fund	-3.23			4.11	April 9, 2012
Payden Floating Rate Fund					November 11, 2013
Payden Emerging Markets Corporate Bond Fund					November 11, 2013

PAYDEN/KRAVITZ FUND
Payden/Kravitz Cash Balance Plan Fund
Institutional Share Class	-1.44	2.78		2.84	September 22, 2008
Adviser Share Class	-1.66	2.54		2.59	September 22, 2008
Retirement Share Class	-1.92			1.97	April 6, 2009

*	If less than ten years since inception.

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.

OTHER INFORMATION

CAPITALIZATION OF THE P&R TRUST

Each Fund listed below is a series of the P&R Trust, an open-end management investment company organized as a Massachusetts business trust in January 1992. The capitalization of each such Fund consists solely of an unlimited number of shares of beneficial interest. The Board has currently authorized eighteen series of shares: (1) the seventeen series of Payden Funds — the Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Low Duration Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Floating Rate Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Equity Income Fund, Payden Global Low Duration Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Emerging Markets Local Bond Fund and Payden Emerging Markets Corporate Bond Fund; and (2) the Payden/Kravitz Cash Balance Plan Fund.

As indicated, the Board has established more than one class of shares for each of the following Funds: (1) the Payden/Kravitz Cash Balance Plan Fund — the Institutional Class, the Adviser Class and the Retirement Class; (2) the Payden Emerging Markets Bond, Payden Emerging Markets Corporate Bond and Payden Floating Rate Funds — the Investor Class, the Institutional Class and the Adviser Class; (3) for each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Emerging Markets Local Bond, and Payden Equity Income Funds — the Investor Class and the Adviser Class; and (4) the Payden Cash Reserves Money Market Fund — the Investor Class and Class D, although no Class D Shares have been issued to date.

The Board may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the Funds’ shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the P&R Trust. The Board may liquidate a Fund at any time without shareholder approval. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the assets of the Fund.

Expenses incurred by the P&R Trust in connection with its organization and the initial public offering are being reimbursed to Payden, subject to the expense limitation described in the Prospectus under “Investment Adviser”, and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the P&R Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

MASTER TRUST AGREEMENT OF THE P&R TRUST

Under Massachusetts law, shareholders of a Fund could, under certain circumstances, be held personally liable for the obligations of that Fund. However, the Master Trust Agreement disclaims liability of the shareholders of a Fund for acts or obligations of the P&R Trust, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by a Fund or the Board. The P&R Trust Master Trust Agreement provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations and thus should be considered remote.

The Master Trust Agreement provides further that no officer or Trustee of the P&R Trust will be personally liable for any obligations of the P&R Trust, nor will any officer or Trustee be personally liable to the P&R Trust or its shareholders except by reason of his or her own bad faith, willful misfeasance, gross negligence in the performance of his or her duties or reckless disregard of his or her obligations and duties. With these exceptions, the Master Trust Agreement provides that a Trustee or officer of the P&R Trust is entitled to be indemnified against all liabilities and expenses, including reasonable accountants’ and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee or officer.

VOTING OF THE P&R TRUST

Shareholders of the Funds will vote in the aggregate and not by series or class except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent registered public accounting firm and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the P&R Trust voting without regard to series or class.

MARKET PRICING ERRORS

The Board has adopted “Guidelines Concerning Correction of Market Pricing Errors,” which set forth the procedures used in handling market pricing errors and their impact on a Fund’s net asset value per share (“NAV”) and its shareholders. Depending on the size of the error, corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. Under the Guidelines, exceptions to the policy may be granted as facts or circumstances warrant.

COUNSEL

Paul Hastings LLP (“Paul Hastings”) acts as counsel to each of the P&R Trust and to the Independent Trustees of the P&R Trust. Paul Hastings’ address is 515 South Flower Street, 25th Floor, Los Angeles, California 90071.

LICENSE AGREEMENT AND MARKS

Payden has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the name “Payden & Rygel”. Payden has the right to require the P&R Trust to cease using the name at such time as Payden is no longer employed as investment manager to the P&R Trust.

“Payden” is the service mark of Payden.

Kravitz has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the names “Kravitz Investment Services, Inc.” or “Kravitz.” Kravitz has the right to require the P&R Trust to cease using the name or names as such time as Payden/Kravitz is no longer employed as investment adviser to the P&R Trust.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Payden Funds are incorporated in this SAI by reference to the 2013 Annual Report to Shareholders on Form N-CSR. The financial statements in such Annual Report have been audited by the Funds’ independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference.

The audited financial statements and financial highlights of the Payden/Kravitz Fund are incorporated in this SAI by reference to the 2013 Annual Report to Shareholders for the Fund on Form N-CSR. The financial statements in such Annual Report have been audited by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference.

Additional copies of either of the 2013 Annual Reports to Shareholders may be obtained at no charge by calling 1-800-572-9336.

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the P&R Trust’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in any of the Prospectuses as to the contents of any contract or other documents referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the P&R Trust registration statement, such statement being qualified in all respects by such reference.

THE PAYDEN & RYGEL INVESTMENT GROUP

F O R M N-1A

PART C: OTHER INFORMATION

Item 28. Exhibits.

(a.1)	Master Trust Agreement of Registrant (a).

(a.2)	Certificate of Amendment of Master Trust Agreement (b).

(a.3)	Amendment No. 2 to the Master Trust Agreement dated September 16, 1993 (c).

(a.4)	Amendment No. 3 to the Master Trust Agreement dated December 13, 1993 (d).

(a.5)	Amendment No. 4 to the Master Trust Agreement dated March 17, 1994 (e).

(a.6)	Amendment No. 5 to the Master Trust Agreement dated as of August 31, 1994 (f).

(a.7)	Amendment No. 6 to the Master Trust Agreement (g).

(a.8)	Amendment No. 7 to the Master Trust Agreement (h).

(a.9)	Amendment No. 8 to the Master Trust Agreement (i).

(a.10)	Amendment No. 9 to the Master Trust Agreement (j).

(a.11)	Amendment No. 10 to the Master Trust Agreement (k).

(a.12)	Form of Amendment No. 11 to the Master Trust Agreement (k).

(a.13)	Form of Amendment No. 12 to the Master Trust Agreement (l).

(a.14)	Form of Amendment No. 13 to the Master Trust Agreement (m).

(a.15)	Form of Amendment No. 14 to the Master Trust Agreement (q).

(a.16)	Form of Amendment No. 15 to the Master Trust Agreement (q).

(a.17)	Amendment No. 16 to the Master Trust Agreement (r).

(a.18)	Form of Amendment No. 17 to the Master Trust Agreement (r).

(a.19)	Amendment No. 18 to the Master Trust Agreement (t).

(a.20)	Amendment No. 19 to the Master Trust Agreement (t).

(a.21)	Amendment No. 20 to the Master Trust Agreement (t).

(a.22)	Form of Amendment No. 21 to the Master Trust Agreement (v).

(a.23)	Form of Amendment No. 22 to the Master Trust Agreement (x).

(a.24)	Form of Amendment No. 23 to the Master Trust Agreement (x).

(a.25)	Form of Amendment No. 24 to the Master Trust Agreement (x).

(a.26)	Form of Amendment No. 25 to the Master Trust Agreement (y).

(a.27)	Form of Amendment No. 26 to the Master Trust Agreement (z).

(a.28)	Form of Amendment No. 27 to the Master Trust Agreement (z).

(a.29)	Form of Amendment No. 28 to the Master Trust Agreement (aa).

(a.30)	Form of Amendment No. 29 to the Master Trust Agreement (aa).

(a.31)	Form of Amendment No. 30 to the Master Trust Agreement (aa).

(a.32)	Form of Amendment No. 31 to the Master Trust Agreement (bb).

(a.33)	Form of Amendment No. 32 to the Master Trust Agreement (cc).

(a.34)	Form of Amendment No. 33 to the Master Trust Agreement (cc).

(a.35)	Form of Amendment No. 34 to the Master Trust Agreement (cc).

(a.36)	Form of Amendment No. 35 to the Master Trust Agreement (cc).

(a.37)	Form of Amendment No. 36 to the Master Trust Agreement (cc).

(a.38)	Form of Amendment No. 37 to the Master Trust Agreement (dd).

(a.39)	Form of Amendment No. 38 to the Master Trust Agreement (ee).

(a.40)	Form of Amendment No. 39 to the Master Trust Agreement (hh).

(a.41)	Form of Amendment No. 40 to the Master Trust Agreement (hh).

(a.42)	Form of Amendment No. 41 to the Master Trust Agreement (hh).

(a.43)	Form of Amendment No. 42 to the Master Trust Agreement (ii).

(a.44)	Form of Amendment No. 43 to the Master Trust Agreement (kk).

(a.45)	Form of Amendment No. 44 to the Master Trust Agreement (ll).

(a.46)	Form of Amendment No. 45 to the Master Trust Agreement (mm).

(a.47)	Form of Amendment No. 46 to the Master Trust Agreement (nn).

(a.48)	Form of Amendment No. 47 to the Master Trust Agreement (nn).

(a.49)	Form of Amendment No. 48 to the Master Trust Agreement (nn).

(a.50)	Form of Amendment No. 49 to the Master Trust Agreement (nn).

(a.51)	Form of Amendment No. 50 to the Master Trust Agreement (nn).

(a.52)	Form of Amendment No. 51 to the Master Trust Agreement (oo).

(a.53)	Form of Amendment No. 52 to the Master Trust Agreement (oo).

(a.54)	Form of Amendment No. 53 to the Master Trust Agreement (pp).

(b)	By-laws of Registrant (a).

(c)	None.

(d.1)	Investment Management Agreement between Registrant and Payden & Rygel (n).

(d.2)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of September 16, 1993, adding Tax-Exempt Bond Fund to the Agreement (n).

(d.3)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated December 29, 1993, adding the Low Duration Fund (formerly Short Bond Fund) and Core Bond Fund (formerly Intermediate Bond Fund) (n).

(d.4)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of April 29, 1994, adding the Limited Maturity Fund to the Agreement (e).

(d.5)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994, with respect to Class B shares (e).

(d.6)	Agreement between Registrant and Payden & Rygel dated June 14, 1994, with respect to voluntary expense limitations (g).

(d.7)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Equity Income Fund (formerly Value Leaders Fund and prior to that the Growth & Income Fund) to the Agreement (k).

(d.8)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Global Low Duration Fund (formerly Global Short Bond Fund) to the Agreement (l).

(d.9)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Cash Reserves Money Market Fund (formerly Bunker Hill Money Market Fund) to the Agreement (q).

(d.10)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the High Income Fund to the Agreement (r).

(d.11)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Emerging Markets Bond Fund and California Municipal Income Fund to the Agreement (s).

(d.12)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the U.S. Growth Leaders Fund and European Aggressive Growth Fund to the Agreement (u).

(d.13)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the GNMA Fund to the Agreement (v).

(d.14)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Corporate Bond Fund to the Agreement (ff).

(d.15)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Emerging Markets Local Bond Fund to the Agreement (jj).

(d.16)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Floating Rate Fund and the Payden Emerging Markets Corporate Bond Fund to the Agreement (oo).

(d.17)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Strategic Income Fund to the Agreement (pp).

(d.18)	Investment Management Agreement between Registrant and Payden\Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC) (gg).

(e.1)	Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. (n).

(e.2)	Amendment to Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. dated August 31, 1992 (p).

(f)	None.

(g)	Form of Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company (z).

(h.1)	Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of January 1, 1996 (o).

(h.2)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of August 26, 1999 (w).

(h.3)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of October 31, 2005 (ii).

(h.4)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of June 18, 2008 (ii).

(h.5)	Form of Accounting Services Agreement between Registrant and Boston Safe Deposit and Trust Company (z).

(h.6)	Form of Transfer Agency Agreement between Registrant and UMB Fund Services, Inc (bb).

(h.7)	License Agreement between Registrant and Payden & Rygel (n).

(h.8)	Form of Guaranteed Expense Limitation and Reimbursement Agreement between Registrant and Payden/Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC) (gg).

(h.9)	Form of Temporary Expense Limitation and Reimbursement Agreement between Registrant and Payden/Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC) (gg).

(i.1)	Opinion of Counsel (b).

(j)	Consent of independent registered public accounting firm.

(k)	Not applicable.

(l)	Investment letter of Payden & Rygel (b).

(m.1)	The Payden & Rygel Investment Group Distribution Plan, adopted September 9, 1997 (g).

(m.2)	Form of The Payden & Rygel Investment Group Rule 12b-1 Distribution Plan, amended November 16, 2011 (ll).

(n)	Form of The Payden & Rygel Investment Group Multiple Class Plan, amended November 16, 2011 (ll).

(o)	Reserved.

(p.1)	Code of Ethics of The Payden & Rygel Investment Group (jj).

(p.2)	Code of Ethics of Payden & Rygel (jj).

(p.3)	Code of Ethics of Payden/Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC) (jj).

(p.4)	Supplemental Code of Ethics of The Payden & Rygel Investment Group for Principal Officers and Senior Financial Officers (bb).

(q)	Powers of Attorney of W. D. Hilton, Jr., Gerald S. Levey, M.D., Thomas V. McKernan, Rosemarie T. Nassif, Andrew J. Policano, Dennis C. Poulsen, Michael E. Salvay, Stender E. Sweeney and Mary Beth Syal (gg).

(a)	Filed as an exhibit to the Registration Statement on April 2, 1992 and incorporated herein by reference.
(b)	Filed as an exhibit to the Pre-Effective Amendment No. 2 to the Registration Statement on July 28, 1992 and incorporated herein by reference.

(c)	Filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated herein by reference.
(d)	Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on January 24, 1994 and incorporated herein by reference.
(e)	Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on June 30, 1994 and incorporated herein by reference.
(f)	Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on October 17, 1994 and incorporated herein by reference.
(g)	Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on January 12, 1995 and incorporated herein by reference.
(h)	Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on July 6, 1995 and incorporated herein by reference.
(i)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on October 5, 1995 and incorporated herein by reference.
(j)	Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on February 7, 1996 and incorporated herein by reference.
(k)	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on May 29, 1996 and incorporated herein by reference.
(l)	Filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on July 3, 1996 and incorporated herein by reference.
(m)	Filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on September 23, 1996 and incorporated herein by reference.

(n)	Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on July 1, 1994 and incorporated herein by reference.
(o)	Filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement on September 11, 1995 and incorporated herein by reference.
(p)	Filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement on February 17, 1993 and incorporated herein by reference.
(q)	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement on September 24, 1997 and incorporated herein by reference.
(r)	Filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement on December 29, 1997 and incorporated herein by reference.
(s)	Filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on October 19, 1998 and incorporated herein by reference.

(t)	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on April 15, 1999 and incorporated herein by reference.

(u)	Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement on July 21, 1999 and incorporated herein by reference.

(v)	Filed as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement on July 29, 1999 and incorporated herein by reference.

(w)	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on November 19, 1999 and incorporated herein by reference.

(x)	Filed as an exhibit to Post-Effective Amendment No. 41 to the Registration Statement on February 15, 2000 and incorporated herein by reference.

(y)	Filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement on March 1, 2001 and incorporated herein by reference.

(z)	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registration Statement on February 28, 2002 and incorporated herein by reference.

(aa)	Filed as an exhibit to Post-Effective Amendment No. 45 to the Registration Statement on January 31, 2003 and incorporated herein by reference.

(bb)	Filed as an exhibit to Post Effective Amendment No. 46 to the Registration Statement on February 11, 2004 and incorporated herein by reference.

(cc)	Filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on June 8, 2007 and incorporated herein by reference.

(dd)	Filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on January 17, 2008 and incorporated herein by reference.

(ee)	Filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on April 25, 2008 and incorporated herein by reference

(ff)	Filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on December 24, 2008 and incorporated herein by reference.

(gg)	Filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on March 11, 2009 and incorporated herein by reference.

(hh)	Filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on August 13, 2009 and incorporated herein by reference.

(ii)	Filed as an exhibit to Post-Effective Amendment No. 66 to the Registration Statement on November 12, 2010 and incorporated herein by reference.

(jj)	Filed as an exhibit to Post-Effective Amendment No. 71 to the Registration Statement on July 8, 2011 and incorporated herein by reference.

(kk)	Filed as an exhibit to Post-Effective Amendment No. 72 to the Registration Statement on September 14, 2011 and incorporated herein by reference.

(ll)	Filed as an exhibit to Post-Effective Amendment No. 74 to the Registration Statement on November 29, 2011 and incorporated herein by reference.

(mm)	Filed as an exhibit to Post-Effective Amendment No. 76 to the Registration Statement on February 28, 2012 and incorporated herein by reference.

(nn)	Filed as an exhibit to Post-Effective Amendment No. 83 to the Registration Statement on July 24, 2013 and incorporated herein by reference.

(oo)	Filed as an exhibit to Post-Effective Amendment No. 84 to the Registration Statement on November 8, 2013 and incorporated herein by reference.

(pp)	Filed as an exhibit to Post-Effective Amendment No. 86 to the Registration Statement on November 12, 2014 and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

As of January 31, 2014, the following persons held of record 25% or more of the outstanding shares of the following funds of the Registrant:

Fund Name
PAYDEN CALIFORNIA MUNICIPAL INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	55.98%

PAYDEN CORE BOND FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	30.84%
JICARILLA APACHE NATION	DULCE	NM	25.20%

PAYDEN CORE BOND FUND, ADVISER CLASS
J. STEWART	RAYNE	LA	28.06%

PAYDEN EMERGING MARKETS BOND FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	33.93%

PAYDEN EMERGING MARKETS BOND FUND, ADVISER CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	75.79%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, ADVISER CLASS
MATTHEWS FAMILY TRUST	WESTLAKE VILLAGE	CA	99.90%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INVESTOR CLASS
SELF REALIZATION FELLOWSHIP CHURCH	LOS ANGELES	CA	30.00%
HAWAIIAN ELECTRIC INDUSTRIES, INC	HONOLULU	HI	29.06%

PAYDEN EMERGING MARKETS CORPORATE BOND FUND, INSTITUTIONAL CLASS
PAYDEN CORE BOND FUND	LOS ANGELES	CA	66.67%
PAYDEN HIGH INCOME FUND	LOS ANGELES	CA	33.33%

PAYDEN EMERGING MARKETS LOCAL BOND FUND, INVESTOR CLASS
JOHN ARRILLAGA SURVIVORS TRUST	PALO ALTO	CA	27.71%
RICHARD T PEERY SEPARATE PROPERTY TRUST	PALO ALTO	CA	27.71%

PAYDEN EMERGING MARKETS LOCAL BOND FUND, ADVISER CLASS
CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	67.32%

PAYDEN EQUITY INCOME FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	47.24%

PAYDEN FLOATING RATE FUND, ADVISER CLASS
MATTHEWS FAMILY TRUST	WESTLAKE VILLAGE	CA	50.17%
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	49.78%

PAYDEN FLOATING RATE FUND, INVESTOR CLASS
DARTMOUTH COLLEGE	BOSTON	MA	41.38%

PAYDEN FLOATING RATE FUND, INSTITUTIONAL CLASS
PAYDEN HIGH INCOME FUND	LOS ANGELES	CA	32.53%

PAYDEN GLOBAL FIXED INCOME FUND, INVESTOR CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	46.00%
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	25.61%

PAYDEN GNMA FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	40.14%

PAYDEN HIGH INCOME FUND, INVESTOR CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	28.96%

PAYDEN HIGH INCOME FUND, ADVISER CLASS
NATIONAL FINANCIAL SERVICES CORP	JERSEY CITY	NJ	63.38%

PAYDEN LOW DURATION FUND, INVESTOR CLASS
NORTH DAKOTA UNIVERSITY	BISMARCK	ND	30.80%

PAYDEN CASH RESERVES MONEY MARKET FUND, INVESTOR CLASS
MAC & CO	PITTSBURGH	PA	41.54%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, INSTITUTIONAL CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	30.46%

PAYDEN/KRAVITZ CASH BALANCE PLAN FUND, RETIREMENT CLASS
HARTFORD LIFE INS CO	HARTFORD	CT	76.97%

PAYDEN TAX EXEMPT BOND FUND, INVESTOR CLASS
CHARLES SCHWAB & CO	SAN FRANCISCO	CA	81.31%

PAYDEN U.S. GOVERNMENT FUND, INVESTOR CLASS
PUBLIC HOSPITAL DISTRICT NO 2, KIRK COUNTY	KIRKLAND WA	MN	26.81%

PAYDEN U.S. GOVERNMENT FUND, ADVISER CLASS
NATIONWIDE TRUST CO	COLUMBUS	OH	91.10%

Item 30. Indemnification.

Section 6.4 of Article VI of Registrant’s Master Trust Agreement, filed herewith as Exhibit a.1, provides for the indemnification of Registrant’s trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).

Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.1, provides for the indemnification of Registrant’s Adviser, Payden & Rygel, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.24, provides for the indemnification of Registrant’s Adviser, Payden/Kravitz Investment Advisers LLC (formerly Payden/KDS Investment Advisers LLC), against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its misconduct as described therein. Section 4 of Registrant’s Distribution Agreement, filed herewith as Exhibit e.1, provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

During the two fiscal years ended December 31, 2013, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial businesses, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principal business address of such persons is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.

Name and Principal Business Address	Office	Other Employment
Joan A. Payden	President, CEO and Director
Robin Creswell	Managing Principal and Director	Managing Director, Payden & Rygel Global Ltd.
Edward S. Garlock	Managing Principal and Director
Asha B. Joshi	Managing Principal and Director
Brian W. Matthews	Managing Principal, Chief Financial Officer and Director
Gregory T. Morrison	Managing Principal and Director
James P. Sarni	Managing Principal and Director
Mary Beth Syal	Managing Principal and Director
Scott J. Weiner	Managing Principal and Director

Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) is an investment adviser for the Registrant’s Payden/Kravitz Cash Balance Plan Fund. The principal address of Payden/Kravitz is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. Payden/Kravitz is an investment adviser under the Investment Advisers Act of 1940. To the knowledge of Registrant, none of the directors or officers of Payden/Kravitz is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Payden/Kravitz or one of its members.

Item 32. Principal Underwriters.

(a) Payden & Rygel Distributors, Inc. acts as principal underwriter or depositor to the Registrant.

(b) Information is furnished below with respect to the officers and directors of Payden & Rygel Distributors, Inc. The principal business address of such persons is 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071.

Name and Principal Business Address	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Joan A. Payden	Chairman, President, Chief Executive Officer and Director	Trustee, Chairman of the Board and Chief Executive Officer

Bradley F. Hersh	Chief Financial Officer	Vice President and Treasurer

Gregory P. Brown	Vice President and Director	None

Yot Chattrabhuti	Vice President	Vice President

Edward S. Garlock	Secretary	Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained either at the offices of the Registrant (333 South Grand Avenue, Los

Angeles, California 90071); its Adviser, Payden & Rygel (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Adviser, Payden/Kravitz Investment Advisers LLC (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Administrator, Treasury Plus, Inc. (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Fund Accountant, The Bank of New York Mellon (135 Santilli Highway, Everett, Massachusetts 02149); its Transfer Agent, UMB Fund Services, Inc. (803 West Michigan Street, Milwaukee, Wisconsin 53233); or its Custodian, The Bank of New York Mellon (One Boston Place, Boston, Massachusetts 02108).

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 28th day of February 2014. The undersigned hereby certifies that this amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act.

THE PAYDEN & RYGEL INVESTMENT GROUP

By	/s/ JOAN A. PAYDEN
Joan A. Payden
Chairman

Pursuant to the requirements of the 1933 Act, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ JOAN A. PAYDEN Joan A. Payden	Trustee and Principal Executive Officer	February 28, 2014

GERALD S. LEVEY* Gerald S. Levey, M.D.	Trustee	February 28, 2014

ROSEMARIE T. NASSIF* Rosemarie T. Nassif	Trustee	February 28, 2014

ANDREW J. POLICANO* Andrew J. Policano	Trustee	February 28, 2014

DENNIS C. POULSEN* Dennis C. Poulsen	Trustee	February 28, 2014

THOMAS MCKERNAN, JR.* Thomas McKernan, Jr.	Trustee	February 28, 2014

STENDER E. SWEENEY* Stender E. Sweeney	Trustee	February 28, 2014

W. D. HILTON, JR.* W. D. Hilton, Jr.	Trustee	February 28, 2014

/S/ MICHAEL E. SALVAY Michael E. Salvay	Trustee	February 28, 2014

/S/ MARY BETH SYAL Mary Beth Syal	Trustee	February 28, 2014

/S/ BRIAN W. MATTHEWS Brian W. Matthews	Principal Financial and Accounting Officer	February 28, 2014

*/s/ JOAN A. PAYDEN
By:	Joan A. Payden
Attorney-In-Fact

EXHIBIT INDEX

THE PAYDEN & RYGEL INVESTMENT GROUP

FORM N-1A REGISTRATION STATEMENT

POST-EFFECTIVE AMENDMENT NO. 87

Exhibit No.	Title of Exhibit

(j)	Consent of independent registered public accounting firm.